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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-2361

ING Intermediate Bond Portfolio

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2009 to December 31, 2009

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2009

Classes ADV, I, S and S2

ING Variable Product Funds

Domestic Equity and Income Portfolios

■ ING Balanced Portfolio

■ ING Growth and Income Portfolio

Domestic Equity Growth Portfolio

■ ING Small Company Portfolio

Domestic Equity Value Portfolio

■ ING Opportunistic LargeCap Portfolio

Fixed-Income Portfolios

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

Global Equity Portfolio

■ ING BlackRock Science and Technology Opportunities Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	17

Report of Independent Registered Public Accounting Firm	19

Statements of Assets and Liabilities	20

Statements of Operations	24

Statements of Changes in Net Assets	26

Financial Highlights	30

Notes to Financial Statements	34

Portfolios of Investments	54

Tax Information	107

Director/Trustee and Officer Information	108

Advisory Contract Approval Discussion	112

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama's first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one's investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 28, 2010

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to "green shoots", a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

"Cash-for-Clunkers" programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China's rate of gross domestic product ("GDP") growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region's economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers' indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world's largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers' indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects. The Portfolio is managed by Vincent Costa, Christine Hurtsellers, Michael Hyman and Paul Zemsky, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 19.23% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), the Barclays Capital U.S. Aggregate Bond Index(2) and the Composite Index(3) (60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned 26.46%, 5.93% and 18.40%, respectively, for the same period.

Portfolio Specifics: As the reporting period began, the financial world was on the brink of collapse after the failure of Lehman Brothers. Credit markets froze and the housing market cratered; global bond and stock markets suffered some of the worst performance since the crash of 1987. Bank failures escalated and central banks across the world provided unprecedented policy action in the form of massive fiscal and monetary stimulus. This gloomy picture brightened in March, however, when Citibank announced a return to profitability. A rally ensued; equity markets rewarded investors with positive performance, and the year finished on a strong note.

Throughout the period, the Portfolio was either neutral or overweight equities. Our most recent equity overweight was from August through November. We believed that the U.S. recession had reached an end, and expected a recovery in the United States and globally that would be stronger than consensus forecasts. The Portfolio ended the year in a neutral stance. We remained constructive on prospects for a U.S. and global economic recovery, and in particular on a continued recovery in earnings. Nevertheless, the recent equity rally brought stocks close to or even above fair value on some measures. Collectively, the Portfolio's asset allocation decisions added value.

The bond portion of the Portfolio represented a significant contribution to relative performance. The Portfolio's bond sleeve significantly outperformed its sub-benchmark, the Barclays Capital U.S. Aggregate Bond Index. The sleeve rebounded smartly on the heels of non-agency residential mortgage-backed securities, an overweight to investment grade credit, and allocations to emerging market debt and high yield. Allocations to lower-rated investment grade corporate, especially financials, were also helpful. On the equity side, our larger-cap stock selection detracted from performance, more than offsetting our positive stock picks and overweight in mid-cap. The Portfolio's cash position also acted as a slight drag.

Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned and not on a qualitative evaluation of the bond versus the equity markets. The Portfolio is actively managed and may deviate from its strategic weights.

Current Strategy and Outlook: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Unemployment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

U.S. Treasury Note, 0.750%, due 11/30/11	3.7%
U.S. Treasury Note, 4.500%, due 08/15/39	1.4%
Microsoft Corp.	1.3%
Procter & Gamble Co.	1.2%
AT&T, Inc.	1.2%
International Business Machines Corp.	1.2%
Pfizer, Inc.	1.1%
ExxonMobil Corp.	1.1%
Government National Mortgage Association,
4.500%, due 01/15/40	1.1%
JPMorgan Chase & Co.	1.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective January 13, 2009, Omar Aguilar, Ph.D. and James Kauffmann were replaced by Vincent Costa, Michael Hyman and Christine Hurtsellers as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S May 29, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	20.08%	—	—	(3.51)%		—		—
Class I	19.23%	0.74%	1.43%	—		—		—
Class S	18.94%	0.48%	—	—		3.24%		—
Class S2	—	—	—	—		—		35.82%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	(5.63	)%(4)	4.31	%(5)	54.56	%(6)
Barclays Capital Aggregate Bond Index(2)	5.93%	4.97%	6.33%	6.04	%(4)	4.42	%(5)	7.28	%(6)
Composite Index(3)	18.40%	2.52%	2.25%	(0.67	)%(4)	4.63	%(5)	33.93	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Composite Index consists of 60% of the return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the Barclays Capital Aggregate U.S. Bond Index.

(4) Since inception performance for the indices is shown from January 1, 2007.

(5) Since inception performance for the indices is shown from June 1, 2003.

(6) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 30.24% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 26.46% for the same period.

Portfolio Specifics: Outperformance was due to strong stock selection, which was favorable in eight out of 10 sectors. In particular, stock picks in consumer discretionary and telecommunications were the largest contributors to the Portfolio's results.

Liberty Media Corp. ("Liberty") was one of the Portfolio's strongest performers in consumer discretionary. Strong results from DirecTV Group, Inc. ("DirecTV"), Liberty's largest holding, was largely driven by better-than-expected subscriber growth in the United States. DirecTV has also executed very well in a tough macro environment and its sticky sports packages and high-definition offerings continue to be competitive differentiators. In telecommunications, our investment in Sprint Nextel Corp. ("Sprint") aided results. We purchased this stock last year after it had significantly underperformed the telecommunication sector as well as its peers and was trading at depressed levels. Our thesis, that Sprint's turnaround efforts — including cost cutting and improved customer service — would lead to better-than-expected results, came to fruition in the first half of this year. We sold the Portfolio's position at that time.

In contrast, the Portfolio was hurt by a handful of securities including Wells Fargo & Co. ("Wells Fargo") and ExxonMobil Corp ("ExxonMobil"). Wells Fargo's stock price declined significantly in the first nine weeks of the year due to concerns over its capital levels and larger-than-expected losses related to its acquisition of banking firm Wachovia Bank NA ("Wachovia"). Through the rest of the year, the stock was able to recover most of the losses incurred during that period, but it failed to recover as quickly as its peers did. The Portfolio still owns Wells Fargo, as it is a premier banking franchise with a consistent record of effective execution. We expect Wells Fargo's acquisition of Wachovia to lead to positive synergies and allow its banking franchise to achieve national scale. Owning ExxonMobil detracted from the Portfolio's relative results as the stock price, along with other integrated oil and gas companies, lagged the energy sector — investors preferred early cycle securities with high sensitivity to commodity prices.

Current Strategy and Outlook: The Portfolio is positioned in companies that we believe have strong or improving competitive positions, robust end markets or attractive capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Wal-Mart Stores, Inc. ("Wal-Mart"), Apple, Inc. ("Apple") and Cisco Systems, Inc ("Cisco"). Wal-Mart is in the early phase of a project to improve its shopping experience. We believe this effort, along with overseas growth opportunities, will lead to better results going forward. Within technology, we like Apple and Cisco due to their long-term growth potential and the ability to sustain earnings in the near term.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	4.4%
Apple, Inc.	4.0%
Procter & Gamble Co.	3.3%
Cisco Systems, Inc.	3.1%
Wal-Mart Stores, Inc.	3.0%
JPMorgan Chase & Co.	2.9%
Pfizer, Inc.	2.6%
General Electric Co.	2.4%
Oracle Corp.	2.4%
PepsiCo, Inc.	2.2%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

*  Effective May 1, 2009, Mr. Pytosh was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	29.69%	—	—	(4.98)%		—		—
Class I	30.24%	1.50%	(2.18)%	—		—		—
Class S	30.03%	1.24%	—	—		3.91%		—
Class S2	—	—	—	—		—		52.46%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	(5.63	)%(2)	4.31	%(3)	54.56	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from June 1, 2003.

(4) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 27.56% compared to the Russell 2000® Index(1), which returned 27.17% for the same period.

Portfolio Specifics: Although the Russell 2000® Index lagged both large- and mid-caps for the year, it had one of its best recoveries on record, being down more than 31% on March 9 and subsequently rebounding more than 82%. In our opinion, lower quality, lower market capitalization stocks led the rally of 2009. The fourth quarter marked a shift as stocks, which in our view represent higher quality, higher-market capitalization companies, outperformed. We believe this shift reflected a focus on companies' fundamentals as market prices for many of these stocks already reflected expectations of a strong recovery.

Both sector allocation and stock selection benefited performance. Underweight positions in financials and healthcare helped, while an underweight position in consumer discretionary acted as a drag.

Stock selection in financials, energy, industrials and utilities benefited the Portfolio. Notable outperformance in financials was due to selection in commercial banks and capital markets. Energy benefited from selection in energy equipment and services. Selection in machinery, airfreight and logistics and airlines also helped most among industrials.

In contrast, stock selection in information technology, consumer staples, telecommunication services and consumer discretionary detracted from performance. In consumer discretionary, stock selection in household durables and specialty retail held back returns. In consumer staples, stock selection in food and staples retailing detracted from returns. Underperformance in telecommunication services was attributable to stock selection among wireless and diversified telecommunication services.

Cooper Tire and Rubber Co. ("Cooper Tire and Rubber") and Dril-Quip, Inc. ("Dril-Quip") contributed significantly to performance over the period. Cooper Tire and Rubber, which manufactures replacement tires, benefited from a significant improvement in company fundamentals, lower commodity input prices, pricing power and a favorable restructuring. The U.S. government imposed a tariff on imports of Chinese tires in the fall, which benefited U.S. tire manufacturers. A position in Dril-Quip, which manufactures offshore oil drilling and production equipment for use in deep water and harsh environments, also benefited results. Despite a weak start to the year for the oil services industry, the company benefited from an increase in drilling activity after mid-year. In particular, there was renewed interest in deep water drilling and Dril-Quip is one of the few providers of subsea equipment.

In contrast, ArvinMeritor, Inc. ("ArvinMeritor") and Spartan Stores, Inc. ("Spartan Stores") were two of the largest detractors from performance over the period. ArvinMeritor supplies a range of integrated systems for commercial trucks and light vehicles. We initiated a position earlier in the year. Unfortunately, the unfavorable economic environment hurt the stock, as bankruptcy concerns increased. We sold the stock before it rebounded later in the period. Spartan Stores operates as a grocery distributor and retailer, predominantly in Michigan and Indiana. Spartan's geographic exposure hurt it, as Michigan suffered a spike in unemployment brought on by the decline in the auto industry. Later, despite signs that the economy was stabilizing, the stock did not experience the same rebound that other retailers realized. The Portfolio continues to hold the stock, as we believe that the company will benefit as the auto industry recovers and unemployment in Michigan declines. In addition, the stock's valuation is reasonable and we believe management has led the business well against a challenging economic backdrop.

Current Strategy and Outlook: We believe that the economy will continue to recover slowly, and we remain focused on companies with strong balance sheets and good cash flow generation capabilities. The majority of stocks that have performed well since the low on March 9 have been lower quality, more cyclical companies, in our view. We believe that many of these stocks have become relatively expensive, as investors already have priced in expectations of rapid and strong earnings recovery. Now we are focusing on companies that we believe are less cyclical and more attractively valued, with a greater emphasis on earnings achievability. We continue to take advantage of market volatility to acquire what we believe are attractively valued companies.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

iShares Russell 2000 Index Fund	1.5%
Cleco Corp.	1.2%
Bally Technologies, Inc.	1.2%
Solera Holdings, Inc.	1.1%
Healthsouth Corp.	1.1%
SVB Financial Group	1.1%
Polycom, Inc.	1.1%
Fossil, Inc.	1.1%
Stifel Financial Corp.	1.1%
Wolverine World Wide, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S November 1, 2001	Since Inception of Class S2 February 27, 2009
Class ADV	26.96%	—	—	30.65%		—	—
Class I	27.56%	3.70%	4.86%	—		—
Class S	27.33%	3.38%	—	—		5.71%	—
Class S2	—	—	—	—		—	58.73%
Russell 2000® Index(1)	27.17%	0.51%	3.51%	27.17	%(2)	6.13%	62.88	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2) Since inception performance for the index is January 1, 2009.

(3) Since inception performance for the index is March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING OPPORTUNISTIC LARGE CAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Opportunistic LargeCap Portfolio* (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.**

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 15.10% compared to the Standard and Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the Russell 1000® Value Index(2), which returned 26.46% and 19.69%, respectively, for the same period.

Portfolio specifics: The Portfolio began 2009 with an overweight in valuation factors, which worked until the middle of January and then reversed performance for the rest of the quarter, hurting returns.

Underperformance in market recognition factors, such as price momentum and analyst estimate revisions, was the main driver of underperformance. This underperformance was most severe in March and April and again in July and August. Quality factors also detracted from performance during the first three quarters of 2009, particularly factors like return on equity and return on assets. Free cash flow to net income was an exception within the quality buckets as it performed well. Within valuation, our model was overweight in high quality, value factors such as free cash flow to price, rather than deep value factors such as book to price and cash to price, which saw the steepest recoveries. Therefore, although the Portfolio was overweight valuation, our stress on high quality meant that the Portfolio did not reap the entire benefit of the valuation bounce-back.

During the first four months of the year, the Portfolio was benchmarked to the Russell 1000 Value Index. In that period, security selection in the energy, utilities and healthcare sectors was unfavorable. Selection in the industrials and consumer staples sectors benefited returns. An underweight position in the materials sector and an overweight position in the consumer staples sector detracted from returns, which was partially offset by an overweight allocation in utilities and an underweight in financials.

For the rest of the year, the Portfolio was benchmarked to the S&P 500 Index. In this period, security selection in the consumer discretionary and financials sectors was the primary detractor from returns. Sector allocation added to returns during the period, through underweight positions in energy and consumer staples.

The top detractors during the year included overweight positions Capital One Financial Corp., Regions Financial Corp. and Sprint Nextel Corp. The top contributors for the period included overweight positions in Wells Fargo & Co., General Electric Co. and Gap, Inc.

Current Strategy and Outlook: The Portfolio's quantitatively driven large-cap strategy applies a proprietary ranking process to detect unrecognized value in stocks of companies that we expect to outperform the market averages, because of what we believe are their strong business fundamentals. Our analysis positions the Portfolio to capitalize on what we believe are high-quality companies with superior business momentum, strong earnings and attractive valuations.

At the end of the period, the Portfolio was overweight information technology and industrials, and underweight consumer staples and energy.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

International Business Machines Corp.	3.6%
AT&T, Inc.	3.5%
Procter & Gamble Co.	3.2%
Pfizer, Inc.	3.2%
Microsoft Corp.	3.2%
General Electric Co.	2.7%
JPMorgan Chase & Co.	2.6%
EMC Corp.	2.3%
Oracle Corp.	2.2%
Marvell Technology Group Ltd.	2.1%

Portfolio holdings are subject to change daily.

*  Effective May 1, 2009, the Portfolio changed its name and principal investment strategy.

**  Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING OPPORTUNISTIC LARGECAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S July 16, 2001
Class ADV	14.74%	—	—	(9.07)%		—
Class I	15.10%	(1.06)%	(0.41)%	—		—
Class S	14.83%	(1.30)%	—	—		(1.74)%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	(5.63	)%(3)	0.95	%(4)
Russell 1000® Value Index(2)	19.69%	(0.25)%	2.47%	(8.96	)%(3)	2.25	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the indices. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500® Composite Stock Price Index.

(3) Since inception performance for the indices is shown from January 1, 2007.

(4) Since inception performance for the indices is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, Michael Hyman, Peter Guan and Christopher Diaz, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 11.57% compared to the Barclays Capital U.S. Aggregate Bond Index(1), which returned 5.93% for the same period.

Portfolio Specifics: In what was a very strong year for returns of risk-based bonds, despite a weak first quarter, corporate bonds posted excess returns of 22.76%, with utilities leading industrials and financials. Securitized assets also performed well on a relative basis. Commercial mortgage-backed securities ("CMBS") posted excess returns of 29.60%, while asset-backed securities ("ABS") returned 24.96%. Fixed-rate agency residential mortgage-backed securities ("RMBS") rose 4.82%.

It is difficult to gauge the excess returns of the non-agency RMBS bonds since they are not in the major indices; however, we estimate that excess returns may have reached 40% with prime and Alt-A RMBS outperforming home equity loans. The high beta, or non-investment grade, sectors fared extraordinarily well. Global high yield (HY) posted 59.62% of excess returns and emerging market debt ("EMD") returned 37.34%.

After a challenging first quarter, the Portfolio outperformed its benchmark due to significant sector overweights to credit, CMBS, ABS, and non-agency RMBS. Within corporate bonds, its combined overweight to financials (especially insurance companies and banks) and lower-rated bonds also proved beneficial, especially in the context of security selection. In addition, the broader themes of moving from consumer non-cyclicals to cyclicals and commodity-rally themed securities proved beneficial for most of the year.

The strategy was underweight U.S. Treasuries, agency debentures and agency RMBS and overweight riskier sectors as mentioned previously. Indeed, this call was intrinsically correct and we were very happy to underweight two modestly outperforming sectors in order to increase the strategy's overweight to even stronger performing sectors. Duration positioning, which varied over the year, was largely beneficial.

An overweight to high yield was a source of outperformance versus the benchmark while currency allocations to Brazil, Australia, India, Indonesia, and the euro were also beneficial in a period of generally weakening U.S. dollar.

Current Outlook and Strategy: Our key themes for 2010 are for, in our opinion, range-bound U.S. Treasury rates and little likelihood of Federal Reserve tightening in the first half of the year, due to expected high continuing unemployment and significant slack in the domestic economy. Although concerns about inflation may resurface intermittently, we believe that it will not be a problem for the near-term, especially given the decline in owner's equivalent rent and little wage pressure resulting from poor job growth. Given the expansion of domestic and global economies of late, market participants are paying greater attention to the need for an "exit strategy" from quantitative easing and the (near) zero interest rate policy which may well precede actual increases in the fed funds rate.

The Portfolio maintains an overweight to investment grade credit and non-agency RMBS, but we are trimming non-agency RMBS exposure. Additionally, we are overweight CMBS and ABS. We are underweight agency RMBS but may look to add floating rate paper given the opportunity. Our overweight to spread sectors leaves us with an underweight to U.S. Treasuries and agency debentures. We will tactically trade duration with a bias to staying short in the opening days of 2010 as recent economic data has been surprising markets by their strength versus market consensus.

Our new EMD model target is zero pending a better entry point while the high yield target has increased to 10% as we reduce our non-agency RMBS exposures. As 2010 evolves, we may revisit some of our winning trades from 2009 including reinitiating EMD exposures especially in economies that benefit from commodities, have high savings rates, may benefit from rising internal consumption, and a rebound in exports. We re-entered a long Brazilian real trade late in December while maintaining small currency exposures to India and Indonesia.

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)

Corporate Bonds/Notes	40.2%
U.S. Government Agency Obligations	29.6%
U.S. Treasury Obligations	18.7%
Collateralized Mortgage Obligations	12.3%
Asset-Backed Securities	3.5%
Other Bonds	2.4%
Preferred Stock	0.2%
Other Assets and Liabilities — Net	(6.9)%
Net Assets	100.0%

*  Includes short-term investments related to commercial paper, ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

U.S. Treasury Note, 0.750%, due 11/30/11	6.3%
U.S. Treasury Note, 4.500%, due 08/15/39	4.3%
U.S. Treasury Note, 1.125%, due 12/15/12	3.4%
Federal National Mortgage Association,
6.000%, due 01/15/33	2.7%
Brazil Notas do Tesouro Nacional Series F,
10.000%, due 01/01/11	2.4%
U.S. Treasury Note, 3.375%, due 11/15/19	2.0%
Federal National Mortgage Association,
5.500%, due 01/25/39	1.6%
Federal National Mortgage Association,
4.500%, due 01/25/39	1.5%
Federal Home Loan Mortgage Corporation,
5.000%, due 01/15/39	1.4%
Government National Mortgage Association,
4.500%, due 01/15/40	1.3%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective January 13, 2009, James Kauffmann was replaced by Christopher Diaz, Peter Guan, Michael Hyman and Christine Hurtsellers as portfolio co-managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S May 3, 2002		Since Inception of Class S2 February 27, 2009
Class ADV	11.08%	—	—	2.01%		—		—
Class I	11.57%	3.05%	5.28%	—		—		—
Class S	11.38%	2.79%	—	—		4.17%		—
Class S2	—	—	—	—		—		14.59%
Barclays Capital Aggregate Bond Index(1)	5.93%	4.97%	6.33%	6.04	%(2)	5.39	%(3)	7.28	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) Since inception performance for the the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from May 1, 2002.

(4) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance*: For the year ended December 31, 2009, the Portfolio's shares provided a total return of 0.33% compared to the iMoneyNet First Tier Retail Index(1), which returned 0.16% for the same period.

Portfolio Specifics: For money market investors, 2009 was a year characterized by a low interest rate environment, continued government support in the U.S. and globally, with both struggling in the first half of the year followed by stabilization and modest recovery in the second half of the period.

The Portfolio's focus this past year has not been on maximizing yield and returns but on preserving capital, limiting credit risk and keeping an excess liquidity cushion due to elevated risks. The Portfolio did take on interest rate risk throughout the year, maintaining a weighted average maturity ("WAM") at the longer end of its maturity range by buying longer-term Treasury and agency securities. The Portfolio finished the year with a 73 day WAM. We avoided additional credit risk but gave up some incremental yield by not buying higher yielding debt of more marginal issuers and structured securities not covered by the government programs during the first half of the year. We started to add longer credit exposure only marginally during the third quarter as the economy and markets stabilized.

Current Strategy and Outlook: It is our expectation that the economy will recover slowly in 2010 due to continuing high unemployment and significant domestic slack. We believe the lack of a sustained and significant housing recovery will remain a drag. We expect the Federal Open Market Committee ("FOMC") will keep the federal funds rate in the 0.00–0.25% range for most if not all of 2010. An increase in short-term rates will be predicated on how soon and quickly the Federal Reserve Board (the "Fed') can remove its quantitative easing measures, and the strength and speed of the economic recovery and future inflation expectations.

Our current strategy continues to focus on maintaining an extended WAM posture with a view that the markets have built in an expectation for a strong economic rebound and the Fed raising short-term rates much earlier in 2010 than we currently expect.

We believe short-term markets are still highly dependent on central bank liquidity programs and have a long way to go before returning to what we would consider normal. The Fed and U.S. Treasury have already terminated some programs they put in place following the Lehman Brothers bankruptcy, and have announced that others will expire in early 2010. Preservation of capital and liquidity remain our top objectives. We plan to maintain the Portfolio's above-average excess daily liquidity and short-term liquidity as well as reduced credit exposure until we see how the short-term markets react to the terminations of those programs and the unwinding of quantitative easing.

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)

Commercial Paper	64.0%
Repurchase Agreement	13.8%
Corporate Bonds/Notes	7.3%
Certificates of Deposit	6.4%
U.S. Government Agency Obligations	5.5%
U.S. Treasury Obligations	3.6%
Securities Lending Collateral	2.3%
Other Assets and Liabilities — Net	(2.9)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BLACKROCK GLOBAL SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Science and Technology Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 52.74% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the NYSE Arca Tech 100 IndexSM(2), which returned 26.46% and 44.35%, respectively, for the same period.

Portfolio Specifics: Looking back, the first two months of 2009 saw equity markets continuing the previous year's declines on fears of economic depression and widespread bank nationalization. By March 2009, stimulus packages and central bank interventions helped stabilize the financial system and sparked a sharp upward re-rating of stocks and other risk assets from deeply oversold levels. As the year closed, investors were focusing on whether private sector demand will be sufficient to fuel growth and create jobs in the quarters to come. At the same time, there are questions around how central banks plan to unwind massive policy responses now that financial markets have normalized considerably and concerns about inflation are beginning to surface.

The Portfolio outperformed the NYSE Arca Tech 100 IndexSM for the year. Stock selection and allocation effects were both positive contributors to these results. Within information technology ("IT"), strong selection came from semiconductors and internet software & services, and, to a lesser extent, from semiconductor equipment and systems software holdings. From an individual holdings perspective, Marvel Technology Group Ltd., Micron Technology, Inc. and Atheros Communications, Inc. within the semiconductor sub-industry more than doubled during their holding periods. Additionally, exposure to Baidu and Google, Inc. helped boost returns relative to the benchmark in the Portfolio's internet software & services group. Conversely, relative performance across technology hardware & equipment was hurt by selection in the computer storage & peripherals, computer hardware and electronic components sub-industries.

Overall allocation effects were positive. Maintaining underweights in the healthcare and industrials sectors relative to the benchmark were the primary contributors as each underperformed IT returns significantly. Additionally, the Portfolio's underweight in biotechnology was a notable source of strength as it was one of the few sub-industries to generate a negative total return in the benchmark in 2009. Allocation effects were also aided by an overweight in the semiconductors & semiconductor equipment industry, and an underweight in aerospace & defense companies within industrials.

Current Strategy and Outlook: The IT supply chain is continuing to stabilize following the freezing of credit experienced at the end of 2008 and early 2009. With signs of economic recovery underway, a rebound in corporate IT spending may follow, as it has historically been highly correlated with economic activity. Inventory remains at below normal levels for many products in the supply chain, so continued growth is expected. In the near term, however, some parts have better availability than others, possibly causing some variability in earnings results in the coming months. We believe investors should maintain portfolios that are diversified, have carefully calibrated risk exposures, and have an emphasis on valuation in stock selection.

At year-end, the Portfolio was invested as follows: 87% in IT, 4% in healthcare, 3% in telecommunication services, with the remainder in industrials and consumer discretionary. Within IT, the Portfolio's primary overweights were in semiconductors, semiconductor equipment, internet software & services and systems software; significant underweights were in communication equipment, data processing & outsourced services and computer hardware. We remain underweight across healthcare, with the exception of a small exposure to healthcare supplies, which is not represented in the benchmark.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Apple, Inc.	5.8%
Microsoft Corp.	3.4%
Google, Inc. — Class A	3.4%
Hewlett-Packard Co.	3.3%
International Business Machines Corp.	2.9%
Cisco Systems, Inc.	2.6%
Intel Corp.	2.4%
Oracle Corp.	2.2%
Texas Instruments, Inc.	2.1%
Qualcomm, Inc.	2.0%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BLACKROCK GLOBAL SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class I May 1, 2000	Since Inception of Class S November 1, 2001	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	52.00%	—	—	—	47.76%		—
Class I	52.74%	5.57%	(6.90)%	—	—		—
Class S(1)	52.62%	5.33%	—	(4.69)%	—		—
Class S2	—	—	—	—	—		64.45%
S&P 500® Index(2)	26.46%	0.42%	(1.81)%	2.60%	26.46	%(4)	54.56	%(5)
NYSE Arca Tech 100 IndexSM(3)	44.35%	2.94%	(0.91)%	5.24%	44.35	%(4)	56.95	%(5

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Global Science and Technology Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(4) Since inception performance for the indices is shown from January 1, 2009.

(5) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,174.70	1.13%	$6.19	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,167.20	0.63	3.44	1,000.00	1,022.03	0.63	3.21
Class S	1,000.00	1,165.70	0.88	4.80	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,164.20	1.03	5.62	1,000.00	1,020.01	1.03	5.24
ING Growth and Income Portfolio
Class ADV	$1,000.00	$1,209.20	1.11%	$6.18	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	1,211.80	0.61	3.40	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,210.70	0.86	4.79	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,198.70	1.01	5.60	1,000.00	1,020.11	1.01	5.14

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Small Company Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,236.20	1.36%	$7.67	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,239.10	0.86	4.85	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,237.50	1.11	6.26	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,237.10	1.26	7.10	1,000.00	1,018.85	1.26	6.41
ING Opportunistic LargeCap Portfolio
Class ADV	$1,000.00	$1,213.00	1.19%	$6.64	$1,000.00	$1,019.21	1.19%	$6.06
Class I	1,000.00	1,216.70	0.69	3.86	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	1,215.30	0.94	5.25	1,000.00	1,020.47	0.94	4.79
ING Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,094.00	1.01%	$5.33	$1,000.00	$1,020.11	1.01%	$5.14
Class I	1,000.00	1,092.50	0.51	2.69	1,000.00	1,022.63	0.51	2.60
Class S	1,000.00	1,091.30	0.76	4.01	1,000.00	1,021.37	0.76	3.87
Class S2	1,000.00	1,092.70	0.91	4.80	1,000.00	1,020.62	0.91	4.63
ING Money Market Portfolio
Class I	$1,000.00	$1,001.30	0.37%	$1.87	$1,000.00	$1,023.34	0.37%	$1.89
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	$1,000.00	$1,283.10	1.55%	$8.92	$1,000.00	$1,017.39	1.55%	$7.88
Class I	1,000.00	1,284.60	1.05	6.05	1,000.00	1,019.91	1.05	5.35
Class S	1,000.00	1,285.00	1.30	7.49	1,000.00	1,018.65	1.30	6.61
Class S2	1,000.00	1,282.40	1.45	8.34	1,000.00	1,017.90	1.45	7.37

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders, Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Balanced Portfolio (formerly, ING VP Balanced Portfolio), ING Growth and Income Portfolio (formerly, ING VP Growth and Income Portfolio), a series of ING Variable Funds, ING Small Company Portfolio (formerly, ING VP Small Company Portfolio), ING Opportunistic LargeCap Portfolio (formerly, ING Opportunistic LargeCap Value Portfolio), and ING BlackRock Science and Technology Portfolio (formerly, ING BlackRock Global Science and Technology Portfolio), each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio (formerly, ING VP Intermediate Bond Portfolio), and ING Money Market Portfolio (formerly, ING VP Money Market Portfolio) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2010

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio	ING Opportunistic LargeCap Portfolio
ASSETS:
Investments in securities at value+*	$631,960,377	$2,480,655,585	$505,192,397	$158,198,205
Short-term investments at value**	37,949,143	23,180,614	21,162,431	2,017,735
Short-term investments in affiliates***	36,702,000	84,973,000	23,022,000	1,208,000
Cash	79,864	8,610	273	29,423
Cash collateral for futures	3,393,665	2,849,250	—	—
Foreign currencies at value****	—	123,648	—	—
Receivables:
Investment securities sold	196,807	11,538,056	—	699,718
Investment securities sold on a delayed-delivery or when-issued basis	1,770,821	—	—	—
Fund shares sold	46,399	106,216	14,602	49,846
Dividends and interest	2,650,487	3,337,644	815,515	228,421
Unrealized appreciation on forward foreign currency contracts	49,982	—	—	—
Upfront payments made on swap agreements	229,717	—	—	—
Unrealized appreciation on swap agreements	350,104	—	—	—
Prepaid expenses	14,963	59,455	12,752	3,742
Total assets	715,394,329	2,606,832,078	550,219,970	162,435,090
LIABILITIES:
Payable for investment securities purchased	1,043,494	6,714,509	9,954,963	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	34,084,205	—	—	—
Payable for fund shares redeemed	1,413,338	1,922,920	1,569,331	353,250
Payable upon receipt of securities loaned	38,274,574	23,265,017	21,503,289	2,097,919
Payable for terminated investment contracts (Note 13)	801,949	—	—	—
Unrealized depreciation on forward foreign currency contracts	11,323	—	—	—
Upfront payments received on swap agreements	372,769	—	—	—
Unrealized depreciation on swap agreements	445,300	—	—	—
Payable to affiliates	300,777	1,307,183	351,538	93,464
Payable for directors fees	14,389	69,052	8,901	9,620
Other accrued expenses and liabilities	147,549	331,622	71,125	54,747
Total liabilities	76,909,667	33,610,303	33,459,147	2,609,000
NET ASSETS	$638,484,662	$2,573,221,775	$516,760,823	$159,826,090
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$810,201,908	$3,050,593,170	$567,326,325	$212,625,984
Undistributed net investment income	17,032,817	—	2,738,722	1,703,884
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(236,808,112)	(907,326,481)	(137,551,073)	(68,777,478)
Net unrealized appreciation on investments, foreign currency related transactions, futures, and swaps	48,058,049	429,955,086	84,246,849	14,273,700
NET ASSETS	$638,484,662	$2,573,221,775	$516,760,823	$159,826,090
+ Including securities loaned at value	$37,340,841	$22,432,989	$20,770,155	$2,003,359
* Cost of investments in securities	$584,048,674	$2,050,861,652	$420,604,690	$143,844,321
** Cost of short-term investments	$38,274,574	$23,265,017	$21,503,289	$2,097,919
*** Cost of short-term investments in affiliates	$36,702,000	$84,973,000	$23,022,000	$1,208,000
**** Cost of foreign currencies	$—	$119,832	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio	ING Opportunistic LargeCap Portfolio
Class ADV:
Net Assets	$718	$1,301,862	$35,698	$869,601
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001
Shares outstanding	68	67,434	2,445	91,436
Net asset value and redemption price per share	$10.51	$19.31	$14.60	$9.51
Class I:
Net Assets	$631,106,147	$2,090,018,798	$437,930,484	$139,689,036
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001
Shares outstanding	60,564,004	107,609,473	29,547,799	14,550,770
Net asset value and redemption price per share	$10.42	$19.42	$14.82	$9.60
Class S:
Net Assets	$7,373,919	$481,896,563	$78,789,914	$19,267,453
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001
Shares outstanding	711,798	24,999,163	5,382,515	2,019,911
Net asset value and redemption price per share	$10.36	$19.28	$14.64	$9.54
Class S2:
Net Assets	$3,878	$4,552	$4,727	n/a
Shares authorized	500,000,000	unlimited	100,000,000	n/a
Par value	$0.001	$1.000	$0.001	n/a
Shares outstanding	376	236	324	n/a
Net asset value and redemption price per share	$10.30	$19.26	$14.61	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
ASSETS:
Investments in securities at value+*	$2,692,208,753	$—	$322,357,500
Short-term investments at value**	374,808,250	29,765,605	2,518,441
Short-term investments in affiliates***	21,331,000	—	—
Short-term investments at amortized cost	19,998,166	1,153,688,676	—
Repurchase agreements	—	183,580,000	—
Cash	3,256,109	71	10,044,907
Cash collateral for futures	31,828,338	—	—
Derivatives collateral at broker	1,130,000	—	—
Foreign currencies at value****	92,352	—	2,217,433
Receivables:
Investment securities sold	70,946	—	—
Investment securities sold on a delayed-delivery or when-issued basis	71,314,809	—	—
Fund shares sold	16,223,624	1,009	204
Dividends and interest	27,765,634	1,430,283	91,503
Unrealized appreciation on forward foreign currency contracts	569,308	—	283,232
Upfront payments made on swap agreements	3,071,312	—	—
Unrealized appreciation on swap agreements	4,482,510	—	—
Prepaid expenses	125,194	35,787	6,916
Reimbursement due from manager	—	—	232
Total assets	3,268,276,305	1,368,501,431	337,520,368
LIABILITIES:
Payable for investment securities purchased	17,779,350	—	2,043,065
Payable for investment securities purchased on a delayed-delivery or when-issued basis	362,952,266	—	—
Payable for fund shares redeemed	984,318	9,587,562	1,574,243
Payable upon receipt of securities loaned	354,665,559	29,915,006	2,597,801
Payable for terminated investment contracts (Note 13)	3,269,323	—	—
Unrealized depreciation on forward foreign currency contracts	148,460	—	—
Upfront payments received on swap agreements	4,621,165	—	—
Unrealized depreciation on swap agreements	5,973,448	—	—
Payable to affiliates	1,240,117	312,968	320,136
Payable for directors fees	56,698	32,974	1,197
Other accrued expenses and liabilities	333,397	223,972	60,796
Total liabilities	752,024,101	40,072,482	6,597,238
NET ASSETS	$2,516,252,204	$1,328,428,949	$330,923,130
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,956,663,933	$1,328,823,039	$323,638,956
Undistributed net investment income (accumulated net investment loss)	303,718	—	(283,187)
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(455,903,608)	(244,689)	(52,266,792)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	15,188,161	(149,401)	59,834,153
NET ASSETS	$2,516,252,204	$1,328,428,949	$330,923,130
+ Including securities loaned at value	$346,615,946	$29,282,007	$2,589,108
* Cost of investments in securities	$2,677,999,199	$—	$262,750,174
** Cost of short-term investments	$376,647,926	$29,915,006	$2,597,801
*** Cost of short-term investments in affiliates	$21,331,000	$—	$—
**** Cost of foreign currencies	$111,526	$—	$2,194,424

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
Class ADV:
Net Assets	$864	n/a	$54,286
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	74	n/a	10,995
Net asset value and redemption price per share	$11.62	n/a	$4.94
Class I:
Net Assets	$1,236,593,391	$1,328,428,949	$100,725,706
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	106,840,902	1,325,769,407	20,104,784
Net asset value and redemption price per share	$11.57	$1.00	$5.01
Class S:
Net Assets	$1,279,654,728	n/a	$230,138,207
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	111,070,842	n/a	46,438,330
Net asset value and redemption price per share	$11.52	n/a	$4.96
Class S2:
Net Assets	$3,221	n/a	$4,931
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	278	n/a	997
Net asset value and redemption price per share	$11.59	n/a	$4.95

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio	ING Opportunistic LargeCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$8,157,905	$46,606,646	$7,452,221	$2,458,012
Interest	10,609,024	314,732	85	—
Securities lending income, net	310,802	106,632	135,095	37,731
Total investment income	19,077,731	47,028,010	7,587,401	2,495,743
EXPENSES:
Investment management fees	2,986,501	10,671,387	3,741,264	647,192
Distribution and service fees:
Class ADV	—	4,476	26	1,596
Class S	16,642	877,791	139,635	34,592
Class S2	14	156	17	—
Transfer agent fees	1,309	11,005	1,234	550
Administrative service fees	328,505	1,173,823	274,351	59,324
Shareholder reporting expense	58,834	138,117	39,531	3,900
Registration fees	292	795	183	—
Professional fees	131,868	201,041	62,354	13,487
Custody and accounting expense	183,166	365,885	60,878	7,614
Directors fees	46,601	195,624	40,800	2,674
Miscellaneous expense	70,204	234,132	48,570	13,226
Interest expense	68	2,058	451	—
Total expenses	3,824,004	13,876,290	4,409,294	784,155
Net waived and reimbursed fees	(21,846)	(47,279)	(9,735)	(552)
Net expenses	3,802,158	13,829,011	4,399,559	783,603
Net investment income	15,275,573	33,198,999	3,187,842	1,712,140
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	(82,519,928)	(56,404,747)	(63,907,060)	(12,912,058)
Foreign currency related transactions	716,974	28,478	—	—
Futures	2,253,481	8,812,125	—	—
Swaps	3,057,933	—	—	—
Written options	341,900	—	—	—
Net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(76,149,640)	(47,564,144)	(63,907,060)	(12,912,058)
Net change in unrealized appreciation or depreciation on:
Investments	170,765,982	600,384,918	200,263,455	29,121,603
Foreign currency related transactions	205,733	(11,812)	—	—
Futures	984,957	216,288	—	—
Swaps	(3,722,178)	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	168,234,494	600,589,394	200,263,455	29,121,603
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	92,084,854	553,025,250	136,356,395	16,209,545
Increase in net assets resulting from operations	$107,360,427	$586,224,249	$139,544,237	$17,921,685
* Foreign taxes withheld	$108	$729,845	$8,224	$8,872
(1) Dividends from affiliates	$53,540	$122,860	$31,792	$1,410

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,213,855	$—	$1,999,247
Interest	139,652,731	9,845,224	6,088
Securities lending income, net	1,748,548	—	46,031
Total investment income	142,615,134	9,845,224	2,051,366
EXPENSES:
Investment management fees	11,079,383	3,961,133	2,155,074
Distribution and service fees:
Class ADV	5	—	39
Class S	2,979,273	—	378,283
Class S2	11	—	17
Transfer agent fees	9,108	2,770	935
Administrative service fees	1,523,366	871,429	124,763
Shareholder reporting expense	274,963	223,795	26,692
Registration fees	957	2,079	—
Professional fees	403,319	279,390	48,862
Custody and accounting expense	351,338	201,500	32,907
Directors fees	241,833	158,402	15,315
Miscellaneous expense	217,044	149,422	28,821
Interest expense	3,145	—	—
Total expenses	17,083,745	5,849,920	2,811,708
Net waived and reimbursed fees	(62,586)	(37,937)	(48,169)
Net expenses	17,021,159	5,811,983	2,763,539
Net investment income (loss)	125,593,975	4,033,241	(712,173)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	(317,595,662)	1,060,979	(15,365,434)
Foreign currency related transactions	8,088,095	—	(786,870)
Futures	5,138,827	—	—
Swaps	33,970,543	—	—
Written options	4,056,000	—	—
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(266,342,197)	1,060,979	(16,152,304)
Net change in unrealized appreciation or depreciation on:
Investments	462,061,860	—	114,643,202
Foreign currency related transactions	2,771,456	—	903,399
Futures	18,676,138	—	—
Swaps	(39,098,761)	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	444,410,693	—	115,546,601
Net realized and unrealized gain on foreign currency related transactions, futures, swaps, and written options	178,068,496	1,060,979	99,394,297
Increase in net assets resulting from operations	$303,662,471	$5,094,220	$98,682,124
* Foreign taxes withheld	$—	$—	$86,149
(1) Dividends from affiliates	$250,920	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING Growth and Income Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$15,275,573	$25,162,629	$33,198,999	$39,466,367
Net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(76,149,640)	(151,906,752)	(47,564,144)	(673,802,804)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	168,234,494	(137,938,086)	600,589,394	(515,276,248)
Increase (decrease) in net assets resulting from operations	107,360,427	(264,682,209)	586,224,249	(1,149,612,685)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(24)	(24)	(12,868)	(11,483)
Class I	(27,411,197)	(30,852,412)	(27,834,564)	(33,754,627)
Class S	(285,533)	(281,504)	(5,611,654)	(5,751,055)
Class S2	(164)	—	(21)	—
Net realized gains:
Class ADV	—	(81)	—	—
Class I	—	(79,796,689)	—	—
Class S	—	(795,569)	—	—
Total distributions	(27,696,918)	(111,726,279)	(33,459,107)	(39,517,165)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,370,766	5,172,233	232,270,324	347,174,111
Proceeds from shares issued in merger (Note 15)	—	—	169,747,571	353,711,801
Reinvestment of distributions	27,696,730	111,726,174	33,439,582	39,492,686
	45,067,496	116,898,407	435,457,477	740,378,598
Cost of shares redeemed	(95,745,942)	(187,770,892)	(328,028,775)	(460,715,815)
Net increase (decrease) in net assets resulting from capital share transactions	(50,678,446)	(70,872,485)	107,428,702	279,662,783
Net increase (decrease) in net assets	28,985,063	(447,280,973)	660,193,844	(909,467,067)
NET ASSETS:
Beginning of year	609,499,599	1,056,780,572	1,913,027,931	2,822,494,998
End of year	$638,484,662	$609,499,599	$2,573,221,775	$1,913,027,931
Undistributed net investment income (distributions in excess of net investment income) at end of year	$17,032,817	$24,101,484	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Small Company Portfolio		ING Opportunistic LargeCap Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$3,187,842	$3,896,021	$1,712,140	$2,635,604
Net realized loss on investments	(63,907,060)	(73,348,618)	(12,912,058)	(29,961,978)
Net change in unrealized appreciation or depreciation on investments	200,263,455	(127,986,885)	29,121,603	(25,565,739)
Increase (decrease) in net assets resulting from operations	139,544,237	(197,439,482)	17,921,685	(52,892,113)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(21)	—	(13)	(11)
Class I	(3,140,359)	(5,835,407)	(2,288,544)	(2,288,554)
Class S	(330,410)	(24,190)	(323,400)	(316,610)
Class S2	(26)	—	—	—
Net realized gains:
Class ADV	—	—	—	(140)
Class I	—	(73,864,230)	—	(17,966,905)
Class S	—	(384,889)	—	(3,013,623)
Total distributions	(3,470,816)	(80,108,716)	(2,611,957)	(23,585,843)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	163,340,263	213,494,928	2,369,288	1,563,145
Proceeds from shares issued in merger (Note 15)	—	—	74,756,101	—
Reinvestment of distributions	3,470,762	80,108,716	2,611,944	23,585,688
	166,811,025	293,603,644	79,737,333	25,148,833
Cost of shares redeemed	(251,517,739)	(157,042,784)	(20,966,665)	(30,249,954)
Net increase (decrease) in net assets resulting from capital share transactions	(84,706,714)	136,560,860	58,770,668	(5,101,121)
Net increase (decrease) in net assets	51,366,707	(140,987,338)	74,080,396	(81,579,077)
NET ASSETS:
Beginning of year	465,394,116	606,381,454	85,745,694	167,324,771
End of year	$516,760,823	$465,394,116	$159,826,090	$85,745,694
Undistributed net investment income at end of year	$2,738,722	$3,541,835	$1,703,884	$2,610,842

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Intermediate Bond Portfolio		ING Money Market Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$125,593,975	$171,309,481	$4,033,241	$46,716,063
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(266,342,197)	(95,627,508)	1,060,979	2,471,989
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	444,410,693	(382,926,910)	—	(149,401)
Increase (decrease) in net assets resulting from operations	303,662,471	(307,244,937)	5,094,220	49,038,651
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(54)	(47)	—	—
Class I	(81,850,494)	(118,136,444)	(4,611,290)	(124,653,168)
Class S	(75,398,390)	(72,938,302)	—	—
Class S2	(213)	—	—	—
Net realized gains:
Class ADV	—	(23)	—	—
Class I	—	(47,870,738)	(674,273)	—
Class S	—	(29,295,110)	—	—
Total distributions	(157,249,151)	(268,240,664)	(5,285,563)	(124,653,168)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	368,789,890	1,096,749,148	83,164,700	384,970,723
Proceeds from shares issued in merger (Note 15)	—	48,015,614	—	—
Reinvestment of distributions	157,218,648	268,200,908	5,285,563	124,653,168
	526,008,538	1,412,965,670	88,450,263	509,623,891
Cost of shares redeemed	(1,113,574,605)	(1,226,745,331)	(558,662,896)	(346,315,736)
Net increase (decrease) in net assets resulting from capital share transactions	(587,566,067)	186,220,339	(470,212,633)	163,308,155
Net increase (decrease) in net assets	(441,152,747)	(389,265,262)	(470,403,976)	87,693,638
NET ASSETS:
Beginning of year	2,957,404,951	3,346,670,213	1,798,832,925	1,711,139,287
End of year	$2,516,252,204	$2,957,404,951	$1,328,428,949	$1,798,832,925
Distributions in excess of net investment income at end of year	$303,718	$(24,551,451)	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Science and Technology Opportunities Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income (loss)	$(712,173)	$48,982
Net realized loss on investments and foreign currency related transactions	(16,152,304)	(17,342,801)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	115,546,601	(70,362,339)
Increase (decrease) in net assets resulting from operations	98,682,124	(87,656,158)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	128,558,035	52,450,776
Proceeds from shares issued in merger (Note 15)	—	123,216,459
	128,558,035	175,667,235
Cost of shares redeemed	(41,766,442)	(41,644,715)
Net increase in net assets resulting from capital share transactions	86,791,593	134,022,520
Net increase in net assets	185,473,717	46,366,362
NET ASSETS:
Beginning of year	145,449,413	99,083,051
End of year	$330,923,130	$145,449,413
Undistributed net investment income (accumulated net investment loss) at end of year	$(283,187)	$602,097

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING Balanced Portfolio
Class ADV
12-31-09	9.11	0.22		1.53	1.75	0.35	—	—	0.35	10.51
12-31-08	14.34	0.29		(4.03)	(3.74)	0.34	1.15	—	1.49	9.11
12-31-07	14.65	0.29		0.37	0.66	0.39	0.58	—	0.97	14.34
12-29-06(4)-12-31-06	14.65	(0.00	)*	—	(0.00)*	—	—	—	—	14.65
Class I
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—	0.43	10.42
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—	1.60	9.18
12-31-07	14.65	0.39	•	0.38	0.77	0.39	0.58	—	0.97	14.45
12-31-06	13.64	0.34	•	1.00	1.34	0.33	—	—	0.33	14.65
12-31-05	13.40	0.29	•	0.27	0.56	0.32	—	—	0.32	13.64
Class S
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—	0.40	10.36
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—	1.56	9.12
12-31-07	14.57	0.35	•	0.38	0.73	0.36	0.58	—	0.94	14.36
12-31-06	13.58	0.32	•	0.97	1.29	0.30	—	—	0.30	14.57
12-31-05	13.35	0.27		0.25	0.52	0.29	—	—	0.29	13.58
Class S2
02-27-09(4)-12-31-09	7.97	0.16	•	2.60	2.76	0.43	—	—	0.43	10.30
ING Growth and Income Portfolio
Class ADV
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—	0.20	19.31
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—	0.22	15.04
12-31-07	23.38	0.72	•	0.84	1.56	0.33	—	—	0.33	24.61
12-20-06(4)-12-31-06	23.70	0.01	•	(0.06)	(0.05)	0.27	—	—	0.27	23.38
Class I
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—	0.26	19.42
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—	0.32	15.11
12-31-07	23.38	0.33	•	1.40	1.73	0.35	—	—	0.35	24.76
12-31-06	20.71	0.25	•	2.69	2.94	0.27	—	—	0.27	23.38
12-31-05	19.35	0.23		1.35	1.58	0.22	—	—	0.22	20.71
Class S
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—	0.23	19.28
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—	0.30	15.00
12-31-07	23.30	0.37	•	1.29	1.66	0.33	—	—	0.33	24.63
12-31-06	20.69	0.20	•	2.64	2.84	0.23	—	—	0.23	23.30
12-31-05	19.34	0.14		1.41	1.55	0.20	—	—	0.20	20.69
Class S2
02-27-09(4)-12-31-09	12.69	(0.06	)•	6.72	6.66	0.09	—	—	0.09	19.26

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Portfolio
Class ADV
12-31-09	20.08		1.13	1.13	†	1.13	†	2.26	†	1	337
12-31-08	(28.62)		1.12	1.12	†	1.12	†	2.44	†	1	294
12-31-07	4.78		1.10	1.10	†	1.10	†	2.05	†	1	257
12-29-06(4)-12-31-06	—		1.10	1.10	†	1.10	†	(1.10	)†	1	236
Class I
12-31-09	19.23		0.63	0.63	†	0.63	†	2.55	†	631,106	337
12-31-08	(28.10)		0.62	0.62	†	0.62	†	2.97	†	602,815	294
12-31-07	5.57		0.60	0.60	†	0.60	†	2.68	†	1,046,498	257
12-31-06	9.99		0.60	0.60	†	0.60	†	2.44	†	1,183,928	236
12-31-05	4.24		0.60	0.60		0.60		2.30		1,236,327	308
Class S
12-31-09	18.94		0.88	0.88	†	0.88	†	2.30	†	7,374	337
12-31-08	(28.28)		0.87	0.87	†	0.87	†	2.73	†	6,684	294
12-31-07	5.31		0.85	0.85	†	0.85	†	2.43	†	10,281	257
12-31-06	9.62		0.85	0.85	†	0.85	†	2.29	†	10,683	236
12-31-05	3.99		0.85	0.85		0.85		2.06		3,170	308
Class S2
02-27-09(4)-12-31-09	35.82		1.13	1.03	†	1.03	†	2.06	†	4	337
ING Growth and Income Portfolio
Class ADV
12-31-09	29.69		1.11	1.11	†	1.11	†	1.10	†	1,302	104
12-31-08	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14	†	791	169
12-31-07	6.66		1.09	1.09	†	1.09	†	2.95	†	1,211	146
12-20-06(4)-12-31-06	(0.23)		1.09	1.09	†	1.09	†	1.08	†	1	103
Class I
12-31-09	30.24		0.61	0.61	†	0.61	†	1.60	†	2,090,019	104
12-31-08	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64	†	1,622,085	169
12-31-07	7.40		0.59	0.59	†	0.59	†	1.32	†	2,796,115	146
12-31-06	14.20		0.59	0.59	†	0.59	†	1.15	†	3,098,120	103
12-31-05	8.13		0.59	0.59		0.59		1.03		3,146,025	80
Class S
12-31-09	30.03		0.86	0.86	†	0.86	†	1.34	†	481,897	104
12-31-08	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44	†	290,152	169
12-31-07	7.13		0.84	0.84	†	0.84	†	1.50	†	25,169	146
12-31-06	13.72		0.84	0.84	†	0.84	†	0.94	†	4,758	103
12-31-05	7.98		0.84	0.84		0.84		0.78		2,431	80
Class S2
02-27-09(4)-12-31-09	52.46		1.11	1.01	†	1.01	†	(0.39	)†	5	104

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING Small Company Portfolio
Class ADV
12-31-09	11.58	0.08	•	3.02	3.10	0.08	—	—	0.08	14.60
12-16-08(4)-12-31-08	11.13	0.00	*•	0.45	0.45	—	—	—	—	11.58
Class I
12-31-09	11.70	0.09		3.11	3.20	0.08	—	—	0.08	14.82
12-31-08	19.56	0.11	•	(5.52)	(5.41)	0.18	2.27	—	2.45	11.70
12-31-07	21.70	0.24	•	0.99	1.23	0.04	3.33	—	3.37	19.56
12-31-06	21.65	0.05		3.46	3.51	0.09	3.37	—	3.46	21.70
12-31-05	19.94	0.10		1.92	2.02	0.03	0.28	—	0.31	21.65
Class S
12-31-09	11.57	0.05	•	3.09	3.14	0.07	—	—	0.07	14.64
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14	2.27	—	2.41	11.57
12-31-07	21.54	0.18	•	1.00	1.18	—	3.33	—	3.33	19.39
12-31-06	21.59	(0.05	)•	3.41	3.36	0.04	3.37	—	3.41	21.54
12-31-05	19.90	0.06		1.92	1.98	0.01	0.28	—	0.29	21.59
Class S2
02-27-09(4)-12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—	0.08	14.61
ING Opportunistic LargeCap Portfolio
Class ADV
12-31-09	8.52	0.08	•	1.12	1.20	0.21	—	—	0.21	9.51
12-31-08	15.82	0.20		(5.19)	(4.99)	0.16	2.15	—	2.31	8.52
12-31-07	15.72	0.16		0.20	0.36	0.26	—	—	0.26	15.82
12-29-06(4)-12-31-06	15.72	(0.00	)*	—	(0.00)*	—	—	—	—	15.72
Class I
12-31-09	8.65	0.14	•	1.09	1.23	0.28	—	—	0.28	9.60
12-31-08	16.05	0.29		(5.27)	(4.98)	0.27	2.15	—	2.42	8.65
12-31-07	15.84	0.23	•	0.24	0.47	0.26	—	—	0.26	16.05
12-31-06	13.84	0.23	•	1.98	2.21	0.21	—	—	0.21	15.84
12-31-05	13.19	0.19	•	0.71	0.90	0.25	—	—	0.25	13.84
Class S
12-31-09	8.58	0.12	•	1.09	1.21	0.25	—	—	0.25	9.54
12-31-08	15.93	0.26		(5.23)	(4.97)	0.23	2.15	—	2.38	8.58
12-31-07	15.72	0.19	•	0.24	0.43	0.22	—	—	0.22	15.93
12-31-06	13.77	0.19	•	1.96	2.15	0.20	—	—	0.20	15.72
12-31-05	13.12	0.16	•	0.71	0.87	0.22	—	—	0.22	13.77

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Portfolio
Class ADV
12-31-09	26.96		1.36	1.36	†	1.36	†	0.67	†	36	128
12-16-08(4)-12-31-08	4.04		1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-09	27.56		0.86	0.86	†	0.86	†	0.67	†	437,930	128
12-31-08	(31.05)		0.85	0.85	†	0.85	†	0.71	†	420,626	145
12-31-07	5.90		0.84	0.84	†	0.84	†	1.16	†	603,492	106
12-31-06	16.79		0.85	0.85	†	0.85	†	0.26	†	512,446	83
12-31-05	10.27	(a)	0.85	0.85		0.85		0.43		393,700	72
Class S
12-31-09	27.33		1.11	1.11	†	1.11	†	0.43	†	78,790	128
12-31-08	(31.28)		1.10	1.10	†	1.10	†	0.71	†	44,764	145
12-31-07	5.68		1.09	1.09	†	1.09	†	0.90	†	2,890	106
12-31-06	16.07		1.10	1.10	†	1.10	†	(0.24	)†	2,162	83
12-31-05	10.05	(a)	1.10	1.10		1.10		0.26		68,768	72
Class S2
02-27-09(4)-12-31-09	58.73		1.36	1.26	†	1.26	†	0.27	†	5	128
ING Opportunistic LargeCap Portfolio
Class ADV
12-31-09	14.74		1.19	1.19	†	1.19	†	0.83	†	870	218
12-31-08	(36.01	)(a)	1.21	1.21	†	1.21	†	1.68	†	1	132
12-31-07	2.33		1.19	1.19	†	1.19	†	0.99	†	1	197
12-29-06(4)-12-31-06	—		1.19	1.19		1.19		(1.19)		1	83
Class I
12-31-09	15.10		0.69	0.69	†	0.69	†	1.62	†	139,689	218
12-31-08	(35.61	)(a)	0.71	0.71	†	0.71	†	2.16	†	73,764	132
12-31-07	3.01		0.69	0.69	†	0.69	†	1.44	†	143,438	197
12-31-06	16.10		0.69	0.69		0.69		1.58		173,014	83
12-31-05	6.95		0.70	0.70		0.70		1.47		178,828	94
Class S
12-31-09	14.83		0.94	0.94	†	0.94	†	1.39	†	19,267	218
12-31-08	(35.80	)(a)	0.96	0.96	†	0.96	†	1.91	†	11,981	132
12-31-07	2.77		0.94	0.94	†	0.94	†	1.19	†	23,886	197
12-31-06	15.77		0.94	0.94		0.94		1.32		28,391	83
12-31-05	6.76		0.95	0.95		0.95		1.18		30,125	94

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING Intermediate Bond Portfolio
Class ADV
12-31-09	11.12	0.47		0.76	1.23	0.73	—	—	0.73	11.62
12-31-08	13.23	0.58		(1.77)	(1.19)	0.62	0.30	—	0.92	11.12
12-31-07	12.96	0.63		0.09	0.72	0.45	—	—	0.45	13.23
12-20-06(4)-12-31-06	13.53	0.02		(0.06)	(0.04)	0.53	—	—	0.53	12.96
Class I
12-31-09	11.08	0.53	•	0.75	1.28	0.79	—	—	0.79	11.57
12-31-08	13.22	0.64	•	(1.73)	(1.09)	0.75	0.30	—	1.05	11.08
12-31-07	12.96	0.69	•	0.08	0.77	0.51	—	—	0.51	13.22
12-31-06	12.97	0.65	•	(0.12)	0.53	0.54	—	—	0.54	12.96
12-31-05	13.14	0.54		(0.13)	0.41	0.51	0.07	—	0.58	12.97
Class S
12-31-09	11.00	0.50	•	0.75	1.25	0.73	—	—	0.73	11.52
12-31-08	13.14	0.60	•	(1.72)	(1.12)	0.72	0.30	—	1.02	11.00
12-31-07	12.89	0.65	•	0.08	0.73	0.48	—	—	0.48	13.14
12-31-06	12.91	0.61	•	(0.12)	0.49	0.51	—	—	0.51	12.89
12-31-05	13.09	0.41		(0.03)	0.38	0.49	0.07	—	0.56	12.91
Class S2
02-27-09(4)-12-31-09	10.79	0.42	•	1.15	1.57	0.77	—	—	0.77	11.59
ING Money Market Portfolio(b)
Class I
12-31-09	1.00	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	—	0.00 *	1.00
12-31-08	1.05	0.02		0.00	0.02	0.07	—	—	0.07	1.00
12-31-07	1.04	0.05		(0.00)	0.05	0.04	—	—	0.04	1.05
12-31-06	1.02	0.05		0.00	0.05	0.03	—	—	0.03	1.04
12-31-05	1.00	0.03		(0.00)	0.03	0.01	—	—	0.01	1.02
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-09	3.25	(0.02)		1.71	1.69	—	—	—	—	4.94
12-16-08(4)-12-31-08	3.29	(0.01)		(0.03)	(0.04)	—	—	—	—	3.25
Class I
12-31-09	3.28	(0.01)		1.74	1.73	—	—	—	—	5.01
12-31-08	5.45	0.00	*	(2.17)	(2.17)	—	—	—	—	3.28
12-31-07	4.58	(0.01)		0.88	0.87	—	—	—	—	5.45
12-31-06	4.27	(0.01)		0.32	0.31	—	—	—	—	4.58
12-31-05	3.82	(0.02)		0.47	0.45	—	—	—	—	4.27
Class S
12-31-09	3.25	(0.02)		1.73	1.71	—	—	—	—	4.96
12-31-08	5.42	(0.01)		(2.16)	(2.17)	—	—	—	—	3.25
12-31-07	4.56	(0.02)		0.88	0.86	—	—	—	—	5.42
12-31-06	4.27	(0.02)		0.31	0.29	—	—	—	—	4.56
07-20-05(5)-12-31-05	3.90	(0.01)		0.38	0.37	—	—	—	—	4.27
01-01-03 -12-16-03(5)	2.65	(0.07)		1.09	1.02	—	—	—	—	3.67
Class S2
02-27-09(4)-12-31-09	3.01	(0.02	)•	1.96	1.94	—	—	—	—	4.95

		Ratios to average net assets							Supplemental data
	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Intermediate Bond Portfolio
Class ADV
12-31-09	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
12-31-08	(9.16)	1.01	1.00	†	1.00	†	4.58	†	1	666
12-31-07	5.60 (a)	0.99	0.99	†	0.99	†	4.77	†	1	438
12-20-06(4)-12-31-06	(0.30)	0.99	0.99	†	0.99	†	6.82	†	1	390
Class I
12-31-09	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
12-31-08	(8.41)	0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
12-31-07	5.95 (a)	0.49	0.49	†	0.49	†	5.19	†	2,267,008	438
12-31-06	4.06	0.49	0.49	†	0.49	†	4.97	†	1,909,376	390
12-31-05	3.14	0.49	0.49		0.49		4.14		1,148,075	589
Class S
12-31-09	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
12-31-08	(8.73)	0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
12-31-07	5.70 (a)	0.74	0.74	†	0.74	†	4.92	†	1,079,662	438
12-31-06	3.77	0.74	0.74	†	0.74	†	4.69	†	620,849	390
12-31-05	2.94	0.74	0.74		0.74		3.94		617,269	589
Class S2
02-27-09(4)-12-31-09	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(b)
Class I
12-31-09	0.33	0.37	0.37		0.37		0.25		1,328,429	—
12-31-08	2.67	0.35	0.35		0.35		2.66		1,798,833	—
12-31-07	5.13	0.33	0.33		0.33		5.03		1,711,139	—
12-31-06	4.88	0.34	0.34		0.34		4.79		1,355,850	—
12-31-05	2.98	0.35	0.35		0.35		2.93		1,073,018	—
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-09	52.00	1.57	1.55		1.55		(0.92)		54	74
12-16-08(4)-12-31-08	(1.22)	1.58	1.56		1.56		(2.08)		3	137
Class I
12-31-09	52.74	1.07	1.05		1.05		(0.13)		100,726	74
12-31-08	(39.82)	1.08	1.06		1.06		0.09		55,899	137
12-31-07	19.00	1.08	1.08		1.08		(0.24)		97,943	84
12-31-06	7.26	1.08	1.08		1.08		(0.29)		81,599	129
12-31-05	11.78	1.06	1.06		1.06		(0.48)		84,523	118
Class S
12-31-09	52.62	1.32	1.30		1.30		(0.41)		230,138	74
12-31-08	(40.04)	1.33	1.31		1.31		(0.02)		89,548	137
12-31-07	18.86	1.33	1.33		1.33		(0.50)		1,140	84
12-31-06	6.79	1.33	1.33		1.33		(0.51)		551	129
07-20-05(5)-12-31-05	9.49	1.31	1.31		1.31		(0.73)		78	118
01-01-03 -12-16-03(5)	38.49	1.35	1.35		1.36		(1.13)		—	15
Class S2
02-27-09(4)-12-31-09	64.45	1.57	1.45		1.45		(0.56)		5	74

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

(5)  Class S was fully redeemed on December 16, 2003 and recommenced operations on July 20, 2005.

*  Amount is less than $0.005 or more than $(0.005).

•  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

(a)  There was no impact on total return by the affiliate payment.

(b)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has twenty separate active series. The three series that are in this report are: ING Small Company Portfolio ("Small Company"), ING Opportunistic LargeCap Portfolio ("Opportunistic LargeCap") and ING BlackRock Science and Technology Opportunities Portfolio ("Science and Technology Opportunities"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

Each Portfolio offers Adviser ("ADV") Class, Class I, Class S and Service 2 Class (Class "S2") shares, except Money Market which offers only Class I and Opportunistic LargeCap which offers only ADV Class, Class I and Class S. The four classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent directors/trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.

ING Investments, LLC ("ING Investments'' or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM''), a Connecticut corporation, to serve as the sub-adviser to each Portfolio, with the exception of Science and Technology Opportunities. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Portfolios. ING Investments, ING IM and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non- voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank's core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep's Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission ("EC"), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES`

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board ("FASB") issued additional guidance related to fair value measurement entitled Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, "Disclosure about Derivative Instruments and Hedging Activities." Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. Enhanced

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Portfolios' investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio generally enters into master netting arrangements, established within the Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements. These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by a Portfolio and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. At December 31, 2009, Intermediate Bond has pledged $1,130,000 in collateral to various counterparties. At December 31, 2009, Balanced and Intermediate Bond had an aggregate fair value of credit default swaps in a net liability position of $737,461 and $9,757,479, respectively, subject to the Master Agreements.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended December 31, 2009, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2009, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$3,894,257	$3,952,669
Intermediate Bond	53,692,260	55,273,798
Science and Technology Opportunities	1,438,752	8,122,842

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2009, Balanced, Growth and Income, and Intermediate Bond have purchased futures contracts on various equity indexes to increase exposure to equity risk. Balanced and Intermediate Bond also purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, Balanced and Intermediate Bond sold futures contracts on various bonds and notes to decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. During the year ended December 31, 2009, the following Portfolios had average market values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$23,945,046	$19,651,488
Growth and Income	25,126,805	—
Intermediate Bond	276,523,931	228,462,080

F.  Options Contracts. Certain Portolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2009, Balanced and Intermediate Bond have both purchased and written swaptions on credit default swap indices to increase or decrease exposure to credit risk.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2009.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Small Company, Opportunistic LargeCap and Science and Technology Opportunities declare and pay dividends annually. Growth and Income and Intermediate Bond, declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Portfolio's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

K.  Securities Lending. Each Portfolio has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% (10% for Money Market) of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

All outstanding swap agreements are reported following each Portfolio's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009, for which a Portfolio is seller of protection are disclosed in each Portfolio's Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2009, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2009, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2009, Balanced and Intermediate Bond had average notional amounts of $13,912,103 and $158,795,082 on credit default swaps to buy protection and average notional amounts of $4,609,053 and $49,449,336 on credit default swaps to sell protection, respectively.

Interest Rate Swap Agreements. Certain Portfolios are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain their ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swap agreements.

For the year ended December 31, 2009, Balanced and Intermediate Bond have entered into interest rate swaps in which the Portfolios paid a floating or fixed interest rate and received a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. Average notional amounts were $6,149,863 and $67,536,525, respectively. At December 31, 2009, there were no open interest rate swaps for either Portfolio.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$706,963,875	$795,718,948
Growth and Income	2,145,325,453	2,239,822,863
Small Company	621,349,684	705,804,605
Opportunistic LargeCap	231,544,091	248,130,522
Intermediate Bond	2,244,841,654	2,377,732,870
Science and Technology Opportunities	245,494,502	158,552,866

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$1,308,126,903	$1,297,549,123
Intermediate Bond	19,081,956,384	19,546,155,466

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Small Company	0.750%
Opportunistic LargeCap	0.600%
Intermediate Bond	0.400%
Money Market	0.250%
Science and Technology Opportunities	0.950%

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Science and Technology Opportunities. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Science and Technology Opportunities pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2009, the Investment Adviser for Balanced, Growth and Income, Small Company, Opportunistic LargeCap and Intermediate Bond waived $21,843, $47,248, $9,732, $552, and $62,583 of such management fees, respectively. These fees are not subject to recoupment.

Pursuant to administration agreements, ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

IFD and ING Investments have contractually agreed to waive a portion of their distribution and/or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. This arrangement will continue through at least August 1, 2010. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by IFD or ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2009, IFD waived $37,937 of such fees for Money Market to maintain a yield of not less than zero. This expense waiver or reimbursement may be discontinued at any time.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$269,333	$29,881	$1,563	$300,777
Growth and Income	1,098,506	112,418	96,259	1,307,183
Small Company	314,046	23,091	14,401	351,538
Opportunistic LargeCap	81,534	7,480	4,450	93,464
Intermediate Bond	853,465	117,606	269,046	1,240,117
Money Market	249,692	63,276	—	312,968
Science and Technology Opportunities	258,084	14,933	47,119	320,136

The Registrants have adopted a Deferred Compensation Plan (the "Policy"), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2009, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance & Annuity Company — Balanced (91.23%); Growth and Income (62.78%); Small Company (49.15%); Opportunistic LargeCap (88.07%); Intermediate Bond (38.67%); Money Market (98.65%); and Science and Technology Opportunities (29.44%)

ING USA Annuity and Life Insurance — Growth and Income (17.82%); Small Company (14.90%); Opportunistic LargeCap (7.02%); Intermediate Bond (49.21%); and Science and Technology Opportunities (67.70%)

ING Solution 2015 Portfolio — Small Company (5.13%)

ING Solution 2025 Portfolio — Small Company (12.93%)

ING Solution 2035 Portfolio — Small Company (5.35%)

ING Solution 2045 Portfolio — Small Company (5.57%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Small Company	1.45%	0.95%	1.20%	1.35%
Opportunistic LargeCap	1.30%	0.80%	1.05%	n/a
Science and Technology Opportunities	1.55%	1.05%	1.30%	1.45%

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2009, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2010	2011	2012	Total
Science and Technology Opportunities	$—	$32,093	$48,166	$80,259

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other portfolios managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the Portfolios to which the loan is made. Prior to December 16, 2009, the Portfolios to which the line of credit is available paid a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount. On December 16, 2009, the Credit Agreement was revised so that the Portfolios to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2009:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Balanced	2	$1,125,000	1.11%
Growth and Income	54	1,209,352	1.15
Small Company	8	1,773,750	1.16
Intermediate Bond	18	5,546,111	1.15

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in both purchased and written options for Balanced during the year ended December 31, 2009 were as follows:

Transactions in Purchased Options

	USD Notional	Premium
Balance at 12/31/08	—	$—
Options Purchased	63,000,000	406,500
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(63,000,000)	(406,500)
Options Exercised	—	—
Balance at 12/31/09	—	$—

Transactions in Written Options

	USD Notional	Premium
Balance at 12/31/08	—	$—
Options Written	142,500,000	341,900
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(142,500,000)	(341,900)
Options Exercised	—	—
Balance at 12/31/09	—	$—

Transactions in both purchased and written options for Intermediate Bond during the year ended December 31, 2009 were as follows:

Transactions in Purchased Options

	USD Notional	Premium
Balance at 12/31/08	—	$—
Options Purchased	1,392,000,000	6,479,600
Options Terminated in Closing Sell Transactions	(710,000,000)	(2,059,000)
Options Expired	(682,000,000)	(4,420,600)
Options Exercised	—	—
Balance at 12/31/09	—	$—

Transactions in Written Options

	USD Notional	Premium
Balance at 12/31/08	—	$—
Options Written	1,671,000,000	4,056,000
Options Terminated in Closing Purchase Transactions	(1,671,000,000)	(4,056,000)
Options Expired	—	—
Options Exercised	—	—
Balance at 12/31/09	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class ADV
12-31-09	—	—	—	(1)	(1)	—	—	—	(10)	(10)
12-31-08	—	—	—	(1)	(1)	—	—	—	(12)	(12)
Class I
12-31-09	2,039,704	—	3,180,956	(10,322,866)	(5,102,206)	16,955,119	—	27,411,197	(94,851,475)	(50,485,159)
12-31-08	354,934	—	9,121,937	(16,235,628)	(6,758,757)	3,692,548	—	110,649,102	(185,483,682)	(71,142,032)
Class S
12-31-09	44,415	—	33,289	(98,804)	(21,100)	412,647	—	285,533	(894,457)	(196,277)
12-31-08	125,814	—	89,235	(198,053)	16,996	1,479,685	—	1,077,072	(2,287,198)	269,559
Class S2
02-27-09(1) - 12-31-09	376	—	—	—	376	3,000	—	—	—	3,000
Growth and Income
Class ADV
12-31-09	9,153	28,372	670	(23,354)	14,841	152,836	501,131	13,059	(360,455)	306,571
12-31-08	40,306	—	792	(37,703)	3,395	848,718	—	11,483	(780,408)	79,793
Class I
12-31-09	13,792,242	755,790	1,419,123	(15,741,817)	225,338	217,641,302	13,448,552	27,814,869	(257,306,489)	1,598,234
12-31-08	11,913,505	—	2,316,631	(19,771,802)	(5,541,666)	251,520,863	—	33,730,148	(402,121,000)	(116,869,989)
Class S
12-31-09	844,328	8,254,997	288,517	(3,727,272)	5,660,570	14,473,186	145,680,614	5,611,654	(60,244,561)	105,520,893
12-31-08	4,145,988	16,787,613	397,722	(3,014,524)	18,316,799	94,804,530	353,711,801	5,751,055	(57,814,407)	396,452,979
Class S2
02-27-09(1) - 12-31-09	236	572,428	—	(572,428)	236	3,000	10,117,274	—	(10,117,270)	3,004
Small Company
Class ADV
12-31-09	2,418	—	—	(243)	2,175	33,776	—	—	(3,555)	30,221
12-16-08(1) - 12-31-08	270	—	—	—	270	3,000	—	—	—	3,000
Class I
12-31-09	10,067,622	—	272,837	(16,743,997)	(6,403,538)	116,218,366	—	3,140,352	(223,426,392)	(104,067,674)
12-31-08	9,251,093	—	4,962,617	(9,110,644)	5,103,066	147,087,480	—	79,699,637	(145,489,311)	81,297,806
Class S
12-31-09	3,757,468	—	29,034	(2,271,330)	1,515,172	47,085,121	—	330,410	(28,087,792)	19,327,739
12-31-08	4,478,420	—	25,696	(785,827)	3,718,289	66,404,448	—	409,079	(11,553,473)	55,260,054
Class S2
02-27-09(1) - 12-31-09	324	—	—	—	324	3,000	—	—	—	3,000
Opportunistic LargeCap
Class ADV
12-31-09	15,195	83,854	—	(7,677)	91,372	139,686	726,229	—	(69,860)	796,055
12-31-08	—	—	—	(1)	(1)	—	—	—	(11)	(11)
Class I
12-31-09	183,831	7,531,775	302,318	(1,991,572)	6,026,352	1,532,663	65,710,159	2,288,544	(17,011,141)	52,520,225
12-31-08	136,501	—	1,629,562	(2,175,855)	(409,792)	1,384,980	—	20,255,455	(25,817,102)	(4,176,667)
Class S
12-31-09	80,750	958,827	42,891	(458,404)	624,064	696,939	8,319,713	323,400	(3,885,664)	5,454,388
12-31-08	14,810	—	269,654	(387,908)	(103,444)	178,165	—	3,330,233	(4,432,841)	(924,443)
Intermediate Bond
Class ADV
12-31-09	—	—	—	(1)	(1)	—	—	—	(11)	(11)
12-31-08	—	—	—	(1)	(1)	—	—	—	(12)	(12)
Class I
12-31-09	16,916,551	—	7,105,709	(79,964,789)	(55,942,529)	189,668,625	—	81,820,258	(930,726,708)	(659,237,825)
12-31-08	53,358,622	2,918,609	14,350,541	(79,274,180)	(8,646,408)	686,343,323	37,264,333	165,967,496	(993,285,707)	(103,710,555)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Intermediate Bond (continued)
Class S
12-31-09	15,825,364	—	6,557,925	(16,132,158)	6,251,131	179,118,265	—	75,398,390	(182,847,886)	71,668,769
12-31-08	32,168,698	848,254	8,949,716	(19,339,594)	22,627,074	410,405,825	10,751,281	102,233,412	(233,459,612)	289,930,906
Class S2
02-27-09(1) - 12-31-09	278	—	—	—	278	3,000	—	—	—	3,000
Money Market
Class I
12-31-09	83,164,700	—	5,386,753	(558,662,896)	(470,111,443)	83,164,700	—	5,285,563	(558,662,896)	(470,212,633)
12-31-08	376,836,805	—	124,220,563	(342,541,056)	158,516,312	384,970,723	—	124,653,168	(346,315,736)	163,308,155
Science and Technology Opportunities
Class ADV
12-31-09	10,083	—	—	—	10,083	46,727	—	—	—	46,727
12-16-08(1) - 12-31-08	912	—	—	—	912	3,000	—	—	—	3,000
Class I
12-31-09	4,765,612	—	—	(1,699,898)	3,065,714	18,798,005	—	—	(6,866,848)	11,931,157
12-31-08	3,072,997	—	—	(3,991,670)	(918,673)	14,071,302	—	—	(18,237,345)	(4,166,043)
Class S
12-31-09	28,025,709	—	—	(9,114,688)	18,911,021	109,710,300	—	—	(34,899,591)	74,810,709
12-31-08	8,356,135	24,911,193	—	(5,950,375)	27,316,953	38,376,474	123,216,459	—	(23,407,370)	138,185,563
Class S2
02-27-09(1) - 12-31-09	998	—	—	(1)	997	3,003	—	—	(3)	3,000

(1) Commencement of operations.

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolio's net assets, at market value, at time of purchase.

	Security	Principal Amount/ Shares	Initial Acquision Date	Cost	Value	Percent of Net Assets
Balanced	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	700,000	11/21/06	$683,243	$70	0.0%
	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	600,000	11/21/06	597,758	60	0.0%
	Hudson Mezzanine Funding, 1.004%, due 06/12/42	927,000	12/21/06	926,319	1	0.0%
	PEA Lima, LLC, due 03/20/14	92,655	03/20/09	11,671	9	0.0%
				$2,218,991	$140	0.0%
Intermediate Bond	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	4,000,000	11/21/06	$3,985,331	$400	0.0%
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	4,900,000	11/21/06	4,850,115	490	0.0%
	Hudson Mezzanine Funding, 1.004%, due 06/12/42	6,265,000	12/21/06	6,260,399	6	0.0%
	PEA Lima, LLC, due 03/20/14	617,699	03/20/09	77,804	62	0.0%
				$15,173,649	$958	0.0%
Growth and Income	Mirant Corp. — Escrow, due 06/15/21	20,000,000	11/30/05	$—	$—	0.0%
	Southern Energy — Escrow, due 07/15/49	10,000,000	11/30/05	—	—	0.0%
				$—	$—	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities") in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Portfolios) and subject, in part, to the Portfolios' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2009, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$37,340,841	$38,274,574
Growth and Income	22,432,989	23,265,017
Small Company	20,770,155	21,503,289
Opportunistic LargeCap	2,003,359	2,097,919
Intermediate Bond	346,615,946	354,665,559
Money Market	29,282,007	29,915,006
Science and Technology Opportunities	2,589,108	2,597,801

*   Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio's Portfolio of Investments.

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Concentration (Science and Technology Opportunities). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Intermediate Bond and Science and Technology Opportunities). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Terminated Investment Contracts. During the year ended December 31, 2008, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During that period, Balanced and Intermediate Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, Balanced and Intermediate Bond terminated their trades and related agreements with the relevant entities and, where appropriate, are in the process of pursuing claims for damages. Management has determined that the financial impact to the Portfolios relating to these events is immaterial.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$(574,085)	$5,352,678	$(4,778,593)
Growth and Income	(2,023,005,399)	260,108	2,022,745,291
Small Company	—	(520,139)	520,139
Opportunistic LargeCap	(92,083,578)	(7,141)	92,090,719
Intermediate Bond	(2,942)	56,510,345	(56,507,403)
Money Market	(2,052,169)	578,049	1,474,120
Science and Technology Opportunities	(613,759)	(173,111)	786,870

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Balanced	$27,696,918	$60,981,872	$50,744,407
Growth and Income	33,459,107	39,517,165	—
Small Company	3,470,816	5,865,236	74,243,480
Opportunistic LargeCap	2,611,957	2,609,792	20,976,051
Intermediate Bond	157,249,151	268,240,664	—
Money Market	5,285,563	124,653,168	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$16,992,065	$27,304,107	$—	$—	$(134,357,470)	2016
					(81,655,948)	2017
					$(216,013,418)*
Growth and Income	—	366,978,591	—	—	$(63,082,574)	2010
					(97,583,750)	2015
					(462,266,588)	2016
					(221,417,074)	2017
					$(844,349,986)*
Small Company	2,738,722	59,355,417	—	—	$(52,676,115)	2016
					(59,983,526)	2017
					$(112,659,641)
Opportunistic LargeCap	1,703,884	13,902,809	—	—	$(2,003,615)	2010
					(19,421,277)	2015
					(32,645,987)	2016
					(14,335,708)	2017
					$(68,406,587)*
Intermediate Bond	—	7,551,882	(3,054,815)	(617,912)	$(444,290,884)	2017
Money Market	—	(149,401)	—	—	$(169)	2011
					(244,520)	2012
					$(244,689)
Science and Technology Opportunities	—	52,304,828	—	—	$(10,711,037)	2010
					(3,997,473)	2011
					(4,991,402)	2015
					(13,211,790)	2016
					(12,108,952)	2017
					$(45,020,654)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — REORGANIZATIONS

On August 8, 2009, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Growth and Income Portfolio II ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on July 21, 2009. The primary purposes of the transaction were to reduce overlap of identical investment objectives and principal investment strategies and to reduce net expenses ratios of the Acquired Portfolio. For financial reporting purposes,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$34,035,439
Net realized and unrealized gain on investments	$575,873,533
Net increase in net assets resulting from operations	$609,908,972

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Portfolio's statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Growth and Income Portfolio II	$169,748	$2,241,100	$333,629	$21,847	0.2163

The net assets of Growth and Income after the acquisition were $2,410,847,894.

On August 8, 2009, Opportunistic LargeCap ("Acquiring Portfolio") acquired all of the net assets of ING Opportunistic Large Cap Growth Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on July 21, 2009. The primary purposes of the transaction were to reduce overlap of investment objectives and to lower the overall net expense ratios of Acquired Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$2,060,103
Net realized and unrealized gain on investments	$27,278,433
Net increase in net assets resulting from operations	$29,338,536

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired portfolio that have been included in the Acquiring Portfolio's statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Opportunistic LargeCap	ING Opportunistic LargeCap Growth Portfolio	$74,756	$82,033	$116,858	$3,461	0.9336

The net assets of Opportunistic LargeCap after the acquisition were $156,788,892.

On September 8, 2008, Growth and Income, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Capital Guardian U.S. Equities Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Growth and	ING Capital Guardian
Income	U.S. Equities Portfolio	$353,712	$2,384,341	$(48,933)	$6,331	0.35

The net assets of Growth and Income after the acquisition were $2,738,052,537.

NOTE 16 — LITIGATION

On December 12, 2003, Aeltus Investment Management, Inc. (now known as ING Investment Management Co.)("IIM") received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York in the matter of Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio Inc. and ING VP Bond Portfolio (the "Subject Portfolios"). As of August 6, 2004, the ING VP Bond Portfolio changed its name to the ING VP Intermediate Bond Portfolio. As of May 1, 2009, the ING VP Intermediate Bond Portfolio and the ING VP Balanced Portfolio changed their names to ING Intermediate Bond Portfolio and ING Balanced Portfolio, respectively. The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code").

The Complaint seeks to recover from the defendants including the Subject Portfolios, these transfers under the alternative but interrelated bankruptcy theories of preferential transfer and fraudulent conveyance. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale of ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001, and the sale by ING VP Bond Portfolio of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amount of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. If Enron proves up the elements of preferential transfer and/or fraudulent conveyance, these are strict liability theories of recovery.

On April 29, 2008, IIM and the Subject Portfolios joined a plenary motion for summary judgment filed by Goldman Sachs. In addition, a separate brief was filed on behalf of IIM asserting the defenses unique to the investment advisor defendants; that they were merely conduits. The SEC intervened in the action and argued in favor of the defendants on the grounds that a decision against ING Funds would have a negative impact on the financial markets.

On June 29, 2009, the Bankruptcy Court ruled on the motion for summary judgment and held that the pre-payments made were not protected from avoidance by section 546(e) of the Bankruptcy Code and denied the summary judgment to the Subject Portfolios; however, the court did grant the summary judgment to dismiss IIM. As a result, the Subject Portfolios are bearing the full cost of the continuing litigation.

The Subject Portfolios filed an interlocutory appeal of the Bankruptcy Court's denial of summary judgment with the United States District Court of Southern New York ("District Court"). On November 19, 2009, the District Court ruled in favor of the Subject Portfolios and the one other remaining defendant, agreeing with the Subject Portfolios' reliance on section 546(e) and reversing the Bankruptcy Court. The judge directed the Bankruptcy Court to enter summary judgment in favor of the Subject Portfolios and the remaining defendant, essentially dismissing the preference claim against them. Enron appealed the District Court's ruling to the Second Circuit Court of Appeals. The Subject Portfolios believe that the facts and the weight of legal authority support their position.

NOTE 17 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 25, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 57.5%
		Advertising: 0.3%
12,927		Harte-Hanks, Inc.	$139,353
5,964	@	inVentiv Health, Inc.	96,438
41,339		Omnicom Group	1,618,422
			1,854,213
		Aerospace/Defense: 1.8%
2,369	@	AAR Corp.	54,440
4,300		Cubic Corp.	160,390
788		Curtiss-Wright Corp.	24,680
4,007	@	Esterline Technologies Corp.	163,365
21,800	@	Gencorp, Inc.	152,600
1,591		Kaman Corp.	36,736
5,200		L-3 Communications Holdings, Inc.	452,140
21,001		Lockheed Martin Corp.	1,582,425
1,538	@	Moog, Inc.	44,956
1,960		National Presto Industries, Inc.	214,091
13,850	@	Orbital Sciences Corp.	211,351
66,450		Raytheon Co.	3,423,504
1,800	@	Teledyne Technologies, Inc.	69,048
2,102		Triumph Group, Inc.	101,422
68,956		United Technologies Corp.	4,786,236
			11,477,384
		Agriculture: 1.3%
11,350	@	Alliance One International, Inc.	55,388
108,000		Altria Group, Inc.	2,120,040
42,550		Archer-Daniels-Midland Co.	1,332,241
47,760		Philip Morris International, Inc.	2,301,554
42,916		Reynolds American, Inc.	2,273,261
4,642		Universal Corp.	211,722
			8,294,206
		Airlines: 0.1%
1,900	@	Alaska Air Group, Inc.	65,664
3,100	@	Allegiant Travel Co.	146,227
12,557		Skywest, Inc.	212,464
			424,355
		Apparel: 0.3%
8,379	@	Carter's, Inc.	219,949
6,956	@	CROCS, Inc.	39,997
2,569	@	Deckers Outdoor Corp.	261,319
2,370	@	Hanesbrands, Inc.	57,141
16,542	@	Iconix Brand Group, Inc.	209,256
93		Oxford Industries, Inc.	1,923
14,837	@	Timberland Co.	266,027
7,099	@	True Religion Apparel, Inc.	131,261
238	@	Volcom, Inc.	3,984
9,399	@	Warnaco Group, Inc.	396,544
8,027		Wolverine World Wide, Inc.	218,495
			1,805,896
		Auto Manufacturers: 0.2%
119,400	@	Ford Motor Co.	1,194,000
7,900		Oshkosh Truck Corp.	292,537
			1,486,537
		Auto Parts & Equipment: 0.1%
7,095	@	ATC Technology Corp.	169,216
11,030		Spartan Motors, Inc.	62,099

Shares			Value
5,810	@	Standard Motor Products, Inc.	$49,501
9,330		Superior Industries International	142,749
			423,565
		Banks: 4.4%
14,481		Bancorpsouth, Inc.	339,724
5,597		Bank Mutual Corp.	38,731
209,603		Bank of America Corp.	3,156,621
5,337		Bank of Hawaii Corp.	251,159
5,177		Bank of the Ozarks, Inc.	151,531
30,000		Capital One Financial Corp.	1,150,200
74,300		Citigroup, Inc.	245,933
4,700		City Holding Co.	151,951
9,451		Community Bank System, Inc.	182,499
8,618		Cullen/Frost Bankers, Inc.	430,900
5,859		First Financial Bancorp.	85,307
4,350		First Financial Bankshares, Inc.	235,901
16,142		Goldman Sachs Group, Inc.	2,725,415
158		Hancock Holding Co.	6,919
2,407		Home Bancshares, Inc.	57,936
3,714		Independent Bank Corp.	77,585
14,100		International Bancshares Corp.	266,913
162,457		JPMorgan Chase & Co.	6,769,583
2,069		Nara Bancorp., Inc.	23,462
48,800		Northern Trust Corp.	2,557,120
20,000		PNC Financial Services Group, Inc.	1,055,800
7,400		Prosperity Bancshares, Inc.	299,478
7,437	@	Signature Bank	237,240
4,374		Simmons First National Corp.	121,597
24,036		State Street Corp.	1,046,527
4,943		Sterling Bancorp.	35,293
130	@	SVB Financial Group	5,420
1,957	L	Tompkins Financial Corp.	79,259
20,926		Trustco Bank Corp.	131,834
11,627		Trustmark Corp.	262,073
2,438		UMB Financial Corp.	95,935
3,374	L	United Bankshares, Inc.	67,379
24,678		US Bancorp.	555,502
178,433		Wells Fargo & Co.	4,815,907
6,351		Westamerica Bancorp.	351,655
9,006		Wilshire Bancorp., Inc.	73,759
6,345		Wintrust Financial Corp.	195,363
			28,335,411
		Beverages: 0.7%
2,239	@	Boston Beer Co., Inc.	104,337
17,181		Coca-Cola Co.	979,317
2,200	@,L	Green Mountain Coffee Roasters, Inc.	179,234
2,298	@	Hansen Natural Corp.	88,243
66,200		Molson Coors Brewing Co.	2,989,592
1,100	@	Peet's Coffee & Tea, Inc.	36,663
4,100		Pepsi Bottling Group, Inc.	153,750
3,330		PepsiAmericas, Inc.	97,436
2,310		PepsiCo, Inc.	140,448
			4,769,020
		Biotechnology: 1.0%
61,645	@	Amgen, Inc.	3,487,258
4,400	@,S	Arqule, Inc.	16,236
28,055	@	Biogen Idec, Inc.	1,500,943
2,834	@	Bio-Rad Laboratories, Inc.	273,368

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Biotechnology (continued)
7,951	@	Cambrex Corp.	$44,367
1,050	@	Charles River Laboratories International, Inc.	35,375
10,500	@	Cubist Pharmaceuticals, Inc.	199,185
82	@	Emergent Biosolutions, Inc.	1,114
9,373	@	Martek Biosciences Corp.	177,525
4,643	@	Regeneron Pharmaceuticals, Inc.	112,268
6,400	@	Vertex Pharmaceuticals, Inc.	274,240
			6,121,879
		Building Materials: 0.1%
3,712		AAON, Inc.	72,347
10,498	L	Apogee Enterprises, Inc.	146,972
14,000		Comfort Systems USA, Inc.	172,760
4,900	@	Drew Industries, Inc.	101,185
2,491		Gibraltar Industries, Inc.	39,183
984	@	Louisiana-Pacific Corp.	6,868
37,145	@	NCI Building Systems, Inc.	67,232
5,369		Quanex Building Products Corp.	91,112
4,800		Universal Forest Products, Inc.	176,688
			874,347
		Chemicals: 0.6%
1,586		Arch Chemicals, Inc.	48,976
7,037		Ashland, Inc.	278,806
5,965		Balchem Corp.	199,887
4,270		Cabot Corp.	112,002
9,440		HB Fuller Co.	214,760
6,383		Lubrizol Corp.	465,640
5,491		Minerals Technologies, Inc.	299,095
2,260		NewMarket Corp.	259,380
15,200		Olin Corp.	266,304
3,172	@	OM Group, Inc.	99,569
20,540	@	PolyOne Corp.	153,434
4,644		Quaker Chemical Corp.	95,852
12,110		RPM International, Inc.	246,196
7,780		Schulman A, Inc.	157,000
3,779		Sensient Technologies Corp.	99,388
2,683		Stepan Co.	173,885
4,600		Terra Industries, Inc.	148,074
15,288		Valspar Corp.	414,916
			3,733,164
		Coal: 0.5%
7,663		Arch Coal, Inc.	170,502
827	@	Patriot Coal Corp.	12,785
68,600		Peabody Energy Corp.	3,101,406
			3,284,693
		Commercial Services: 1.1%
9,900		Aaron Rents, Inc.	274,527
2,211		ABM Industries, Inc.	45,679
1,229	@,L	Alliance Data Systems Corp.	79,381
507	@	AMN Healthcare Services, Inc.	4,593
800	@	Capella Education Co.	60,240
9,974	@	Career Education Corp.	232,494
1,567	@	Consolidated Graphics, Inc.	54,876
16,100	@	Convergys Corp.	173,075
25,540	@,L	Corinthian Colleges, Inc.	351,686
3,189	@	Corrections Corp. of America	78,290

Shares			Value
5,700		Deluxe Corp.	$84,303
5,250	@	Forrester Research, Inc.	136,238
5,745	@	FTI Consulting, Inc.	270,934
5,650	@	Geo Group, Inc.	123,622
8,700		Global Payments, Inc.	468,582
45,500		H&R Block, Inc.	1,029,210
6,488	@	Hewitt Associates, Inc.	274,183
1,745		Hillenbrand, Inc.	32,876
43	@	HMS Holdings Corp.	2,094
1,916	@	ITT Educational Services, Inc.	183,859
3,200	@	Kelly Services, Inc.	38,176
6,533	@	Kendle International, Inc.	119,619
6,250		Lender Processing Services, Inc.	254,125
4,120		Manpower, Inc.	224,870
2,000		Monro Muffler, Inc.	66,880
18,200		Moody's Corp.	487,760
6,000	@	MPS Group, Inc.	82,440
8,290	@	Navigant Consulting, Inc.	123,189
16,550	@	On Assignment, Inc.	118,333
1,865		Pharmaceutical Product Development, Inc.	43,716
3,450	@,L	Pre-Paid Legal Services, Inc.	141,726
19,100	@	Rent-A-Center, Inc.	338,452
52,200		Service Corp. International	427,518
158	@	Spherion Corp.	888
8,729	@	TeleTech Holdings, Inc.	174,842
4,600	@	Ticketmaster	56,212
4,300		Watson Wyatt Worldwide, Inc.	204,336
6,621	@	Wright Express Corp.	210,945
			7,074,769
		Computers: 4.4%
8,794		Agilysys, Inc.	80,025
25,322	@,S	Apple, Inc.	5,339,397
5,440	@	CACI International, Inc.	265,744
23,450	@	Ciber, Inc.	80,903
1,600	@	Compellent Technologies, Inc.	36,288
15,398	@	Computer Sciences Corp.	885,847
113,100	@	Dell, Inc.	1,624,116
8,900		Diebold, Inc.	253,205
8,749	@	DST Systems, Inc.	381,019
154,420	@	EMC Corp.	2,697,717
119,245		Hewlett-Packard Co.	6,142,310
12,735	@	Insight Enterprises, Inc.	145,434
57,351		International Business Machines Corp.	7,507,246
16,262		Jack Henry & Associates, Inc.	375,977
6,244	@	Manhattan Associates, Inc.	150,043
14,984	@	Micros Systems, Inc.	464,954
20,631	@	NCR Corp.	229,623
3,200	@	Netscout Systems, Inc.	46,848
72	@,L	Palm, Inc.	723
2,037	@	Radiant Systems, Inc.	21,185
5,270	@	Radisys Corp.	50,329
23,000	@	Sun Microsystems, Inc.	215,510
3,034	@	SYKES Enterprises, Inc.	77,276
6,730	@,L	Synaptics, Inc.	206,275
11,829	@	Synopsys, Inc.	263,550
19,300	@	Western Digital Corp.	852,095
			28,393,639

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Cosmetics/Personal Care: 1.3%
1,850	@	Chattem, Inc.	$172,605
129,335		Procter & Gamble Co.	7,841,581
			8,014,186
		Distribution/Wholesale: 0.3%
16,748	@	Brightpoint, Inc.	123,098
5,948	@	Fossil, Inc.	199,615
25,437	@	Ingram Micro, Inc.	443,876
2,883	@	LKQ Corp.	56,478
6,535	@	Scansource, Inc.	174,485
9,784	@	Tech Data Corp.	456,521
1,996	@	United Stationers, Inc.	113,473
1,482		Watsco, Inc.	72,588
			1,640,134
		Diversified Financial Services: 1.0%
1,700	@	Affiliated Managers Group, Inc.	114,495
27,600		American Express Co.	1,118,352
6,124		CME Group, Inc.	2,057,358
47,600		Discover Financial Services	700,196
8,440		Eaton Vance Corp.	256,660
2,275		Financial Federal Corp.	62,563
371	L	Greenhill & Co., Inc.	29,769
245	@	Jefferies Group, Inc.	5,814
41,550	@	Nasdaq Stock Market, Inc.	823,521
15,719	@	National Financial Partners Corp.	127,167
24,400		NYSE Euronext	617,320
16,562		Raymond James Financial, Inc.	393,679
2,157	@	Stifel Financial Corp.	127,781
3,330		SWS Group, Inc.	40,293
5,547	@,L	World Acceptance, Corp.	198,749
			6,673,717
		Electric: 1.3%
581		Central Vermont Public Service Corp.	12,085
326		CH Energy Group, Inc.	13,862
58,400		Constellation Energy Group, Inc.	2,053,928
17,065		DPL, Inc.	470,994
70,097		DTE Energy Co.	3,055,528
20,200		Exelon Corp.	987,174
49		Great Plains Energy, Inc.	950
337	L	Hawaiian Electric Industries	7,043
6,842		Idacorp, Inc.	218,602
47		MDU Resources Group, Inc.	1,109
15,500		NSTAR	570,400
10,423		NV Energy, Inc.	129,037
3,175		UIL Holdings Corp.	89,154
6,965		Unisource Energy Corp.	224,203
6,700		Xcel Energy, Inc.	142,174
			7,976,243
		Electrical Components & Equipment: 0.7%
1,109		Ametek, Inc.	42,408
82,900		Emerson Electric Co.	3,531,540
3,263		Encore Wire Corp.	68,751
2,122	@	Energizer Holdings, Inc.	130,036
10,008		Hubbell, Inc.	473,378
			4,246,113

Shares			Value
		Electronics: 1.1%
2,625		American Science & Engineering, Inc.	$199,080
15,000	@	Arrow Electronics, Inc.	444,150
15,786	@	Avnet, Inc.	476,106
1,603		Bel Fuse, Inc.	34,448
13,560	@	Benchmark Electronics, Inc.	256,420
3,147		Brady Corp.	94,441
10,495	@	Checkpoint Systems, Inc.	160,049
11,686		CTS Corp.	112,419
7,955	L	Daktronics, Inc.	73,266
648	@	Dionex Corp.	47,868
517	@	Electro Scientific Industries, Inc.	5,594
12,781	@	Newport Corp.	117,457
5,878		Park Electrochemical Corp.	162,468
5,802	@	Plexus Corp.	165,357
10,548		Technitrol, Inc.	46,200
69,800	@	Thermo Fisher Scientific, Inc.	3,328,762
10,501	@	Thomas & Betts Corp.	375,831
9,179	@	TTM Technologies, Inc.	105,834
2,008	@	Varian, Inc.	103,492
23,300	@	Vishay Intertechnology, Inc.	194,555
6,150		Watts Water Technologies, Inc.	190,158
11,400		Woodward Governor Co.	293,778
			6,987,733
		Engineering & Construction: 0.6%
6,300	@	Aecom Technology Corp.	173,250
4,000	@	Dycom Industries, Inc.	32,120
12,310	@	EMCOR Group, Inc.	331,139
2,880	@	Exponent, Inc.	80,179
53,600	@	Jacobs Engineering Group, Inc.	2,015,896
18,073		KBR, Inc.	343,387
14,846	@	Shaw Group, Inc.	426,823
2,700	@	Stanley, Inc.	74,007
12,038	@	URS Corp.	535,932
			4,012,733
		Entertainment: 0.0%
2,284		International Speedway Corp.	64,980
8,300	@	Scientific Games Corp.	120,765
			185,745
		Environmental Control: 0.1%
2,011	@	Calgon Carbon Corp.	27,953
5,645	@	Darling International, Inc.	47,305
8,980	@	Tetra Tech, Inc.	243,987
529	@	Waste Connections, Inc.	17,637
			336,882
		Food: 0.7%
171		Calavo Growers, Inc.	2,907
5,031	S	Diamond Foods, Inc.	178,802
4,200		J&J Snack Foods Corp.	167,832
75,724		Kraft Foods, Inc.	2,058,178
6,345		Lancaster Colony Corp.	315,347
4,990	L	Nash Finch Co.	185,079
8,605	@	Ralcorp Holdings, Inc.	513,805
121		Ruddick Corp.	3,113
3,849		Sanderson Farms, Inc.	162,274
61,700		Sara Lee Corp.	751,506

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Food (continued)
302	@	Smithfield Foods, Inc.	$4,587
1,066	@	United Natural Foods, Inc.	28,505
			4,371,935
		Forest Products & Paper: 0.8%
4,475	@	Buckeye Technologies, Inc.	43,676
2,100	@	Clearwater Paper Corp.	115,437
91,816		International Paper Co.	2,458,832
75,800		MeadWestvaco Corp.	2,170,154
2,169		Neenah Paper, Inc.	30,258
2,200		Schweitzer-Mauduit International, Inc.	154,770
			4,973,127
		Gas: 0.8%
9,617		AGL Resources, Inc.	350,732
13,846		Atmos Energy Corp.	407,072
4,905		Laclede Group, Inc.	165,642
7,221		New Jersey Resources Corp.	270,065
117,604		NiSource, Inc.	1,808,750
950		Northwest Natural Gas Co.	42,788
3,665		Piedmont Natural Gas Co.	98,039
8,420		Sempra Energy	471,352
22,088		Southern Union Co.	501,398
5,967		Southwest Gas Corp.	170,239
18,623		UGI Corp.	450,490
8,221		WGL Holdings, Inc.	275,732
			5,012,299
		Hand/Machine Tools: 0.1%
4,584		Lincoln Electric Holdings, Inc.	245,061
2,200		Regal-Beloit Corp.	114,268
			359,329
		Healthcare-Products: 0.9%
7,000	@	Align Technology, Inc.	124,740
13,750	@	American Medical Systems Holdings, Inc.	265,238
380		Beckman Coulter, Inc.	24,867
4,900	@	Cantel Medical Corp.	98,882
6,000	@	CareFusion Corp.	150,060
952		Cooper Cos., Inc.	36,290
6,170	@	Cyberonics	126,115
800	@	Gen-Probe, Inc.	34,320
500	@	Haemonetics Corp.	27,575
4,200	@	Hanger Orthopedic Group, Inc.	58,086
8,126	@	Henry Schein, Inc.	427,428
1,764		Hill-Rom Holdings, Inc.	42,318
14,798	@	Hologic, Inc.	214,571
7,259	@	Hospira, Inc.	370,209
7,107		Invacare Corp.	177,249
36,190		Johnson & Johnson	2,330,998
5,390	@	Kensey Nash Corp.	137,445
9,540	@	Kinetic Concepts, Inc.	359,181
11,044	@	PSS World Medical, Inc.	249,263
1,058	@	Resmed, Inc.	55,302
11,745		Steris Corp.	328,508
13,050	@	Symmetry Medical, Inc.	105,183
890		West Pharmaceutical Services, Inc.	34,888
			5,778,716

Shares			Value
		Healthcare-Services: 1.1%
709	@	Air Methods Corp.	$23,837
1,578	@	Almost Family, Inc.	62,378
5,630	@,L	Amedisys, Inc.	273,393
3,608	@	AMERIGROUP Corp.	97,272
8,741	@	Amsurg Corp.	192,477
8,581	@	Centene Corp.	181,660
12,946	@	Community Health Systems, Inc.	460,878
1,000	@	Genoptix, Inc.	35,530
6,515	@	Gentiva Health Services, Inc.	175,970
13,200	@	Health Net, Inc.	307,428
11,515	@	Healthspring, Inc.	202,779
3,744	@	Humana, Inc.	164,324
10,600	@	Kindred Healthcare, Inc.	195,676
5,421	@	LHC Group, Inc.	182,200
11,200	@	Lincare Holdings, Inc.	415,744
6,600	@	Magellan Health Services, Inc.	268,818
6,780	@,S	Mednax, Inc.	407,546
5,518	@	Molina Healthcare, Inc.	126,197
10,969	@	Odyssey HealthCare, Inc.	170,897
6,200	@	RehabCare Group, Inc.	188,666
62,803		UnitedHealth Group, Inc.	1,914,235
8,900		Universal Health Services, Inc.	271,450
3,093	@	WellCare Health Plans, Inc.	113,699
7,500	@	WellPoint, Inc.	437,175
			6,870,229
		Home Builders: 0.2%
17,200		KB Home	235,296
8,570	@	M/I Homes, Inc.	89,042
9,450		MDC Holdings, Inc.	293,328
4,881	@	Meritage Homes Corp.	94,350
510	@	NVR, Inc.	362,462
7,558		Ryland Group, Inc.	148,893
17,955	@	Standard-Pacific Corp.	67,152
5,302		Thor Industries, Inc.	166,483
			1,457,006
		Home Furnishings: 0.0%
15,080	@	La-Z-Boy, Inc.	143,712
3,600	@	Universal Electronics, Inc.	83,592
			227,304
		Household Products/Wares: 0.3%
6,800		American Greetings Corp.	148,172
8,947	@	Central Garden & Pet Co.	88,933
1,230		Church & Dwight Co., Inc.	74,354
7,786	@	Helen of Troy Ltd.	190,446
21,634		Kimberly-Clark Corp.	1,378,302
3,500		Scotts Miracle-Gro Co.	137,585
1,567		Tupperware Corp.	72,975
			2,090,767
		Insurance: 1.8%
38,846		Aflac, Inc.	1,796,628
15,533		American Financial Group, Inc.	387,548
4,865		American Physicians Capital, Inc.	147,507
4,852	@	Amerisafe, Inc.	87,190
15,200		Assurant, Inc.	448,096
25,773		Chubb Corp.	1,267,516
8,851		Delphi Financial Group	197,997

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Insurance (continued)
7,029		Everest Re Group Ltd.	$602,245
62		Fidelity National Title Group, Inc.	835
7,569		Hanover Insurance Group, Inc.	336,291
12,205		HCC Insurance Holdings, Inc.	341,374
3,733		Infinity Property & Casualty Corp.	151,709
5,650	@	ProAssurance Corp.	303,462
18,339		Protective Life Corp.	303,510
11,128		Reinsurance Group of America, Inc.	530,249
4,735		Safety Insurance Group, Inc.	171,549
142		Selective Insurance Group	2,336
10,205		Stancorp Financial Group, Inc.	408,404
4,510	L	Tower Group, Inc.	105,579
56,452		Travelers Cos., Inc.	2,814,697
8,547		Unitrin, Inc.	188,461
60,529		UnumProvident Corp.	1,181,526
86	S	WR Berkley Corp.	2,119
			11,776,828
		Internet: 1.0%
6,800	@	AOL, Inc.	158,304
3,677	@	Blue Coat Systems, Inc.	104,942
1,490	@	Blue Nile, Inc.	94,362
3,170	@	Cybersource Corp.	63,749
2,864	@	DealerTrack Holdings, Inc.	53,815
6,554	@	Digital River, Inc.	176,892
45,767	@	eBay, Inc.	1,077,355
14,368	@	eResearch Technology, Inc.	86,352
1,568	@	F5 Networks, Inc.	83,073
6,289	@	Google, Inc. - Class A	3,899,054
6,867	@	Infospace, Inc.	58,850
8,508	@	j2 Global Communications, Inc.	173,138
1,046		Nutri/System, Inc.	32,604
11,176	@	Perficient, Inc.	94,214
1,000	@	Priceline.com, Inc.	218,500
6,560	@	Stamps.com, Inc.	59,040
17,951		United Online, Inc.	129,068
5,316	@	Websense, Inc.	92,817
			6,656,129
		Investment Companies: 0.0%
16,605		Apollo Investment Corp.	158,246
			158,246
		Iron/Steel: 0.1%
6,179		Nucor Corp.	288,250
8,300		Reliance Steel & Aluminum Co.	358,726
9,799		Steel Dynamics, Inc.	173,638
			820,614
		Leisure Time: 0.0%
6,500		Callaway Golf Co.	49,010
1,027		Polaris Industries, Inc.	44,808
			93,818
		Machinery-Construction & Mining: 0.1%
4,639		Bucyrus International, Inc.	261,500
5,832		Joy Global, Inc.	300,873
			562,373

Shares			Value
		Machinery-Diversified: 0.1%
5,848		Briggs & Stratton Corp.	$109,416
2,350		Gardner Denver, Inc.	99,993
5,177	@	Gerber Scientific, Inc.	26,144
2,283		Graco, Inc.	65,225
300		IDEX Corp.	9,345
2,309	@	Intermec, Inc.	29,694
1,745		Lindsay Manufacturing Co.	69,538
6,886		Wabtec Corp.	281,224
			690,579
		Media: 1.4%
243,132		Comcast Corp. - Class A	4,099,206
58,250	@	DIRECTV	1,942,638
7,889		John Wiley & Sons, Inc.	330,391
5,700		Scholastic Corp.	170,031
79,400	@	Viacom - Class B	2,360,562
			8,902,828
		Metal Fabricate/Hardware: 0.2%
2,800		Commercial Metals Co.	43,820
1,100		Lawson Products	19,415
8,246		Mueller Industries, Inc.	204,831
16,621		Timken Co.	394,084
4,120		Valmont Industries, Inc.	323,214
49		Worthington Industries	640
			986,004
		Mining: 0.0%
667		Amcol International Corp.	18,956
5,852	@	Century Aluminum Co.	94,744
			113,700
		Miscellaneous Manufacturing: 3.3%
10,200		3M Co.	843,234
1,034		Acuity Brands, Inc.	36,852
4,800		AO Smith Corp.	208,272
4,253	@	AZZ, Inc.	139,073
2,639		Brink's Co.	64,233
12,350		Carlisle Cos., Inc.	423,111
5,460	@	Ceradyne, Inc.	104,887
2,083		Clarcor, Inc.	67,573
11,731		Crane Co.	359,203
4,617		Donaldson Co., Inc.	196,407
60,270		Dover Corp.	2,507,835
36,200		Eaton Corp.	2,303,044
1,806		ESCO Technologies, Inc.	64,745
413,862		General Electric Co.	6,261,732
11,465	@	Griffon Corp.	140,102
10,133		Harsco Corp.	326,587
63,800		Honeywell International, Inc.	2,500,960
44,723		ITT Corp.	2,224,522
4,680		John Bean Technologies Corp.	79,607
40,400		Leggett & Platt, Inc.	824,160
6,027		Myers Industries, Inc.	54,846
15,147		Pentair, Inc.	489,248
8,149		SPX Corp.	445,750
1,200		Standex International Corp.	24,108
6,247	L	Sturm Ruger & Co., Inc.	60,596
9,806		Tredegar Corp.	155,131
			20,905,818

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Office/Business Equipment: 0.5%
50,800		Pitney Bowes, Inc.	$1,156,208
211,500		Xerox Corp.	1,789,290
			2,945,498
		Oil & Gas: 2.7%
8,988		Apache Corp.	927,292
3,500	@	Atwood Oceanics, Inc.	125,475
1,549	@	Bill Barrett Corp.	48,189
49,976		Chevron Corp.	3,847,652
25,100		ConocoPhillips	1,281,857
100,532		ExxonMobil Corp.	6,855,277
149		Frontier Oil Corp.	1,794
8,386		Helmerich & Payne, Inc.	334,434
9,400	@	Nabors Industries Ltd.	205,766
6,758	@	Newfield Exploration Co.	325,938
27,129		Patterson-UTI Energy, Inc.	416,430
2,752	@	Petroleum Development Corp.	50,114
5,978	@	Pride International, Inc.	190,758
16,983	@	Quicksilver Resources, Inc.	254,915
42,900	@	Rowan Cos., Inc.	971,256
3,172		St. Mary Land & Exploration Co.	108,609
9,788	@	Stone Energy Corp.	176,673
2,900	@	Unit Corp.	123,250
20,900		XTO Energy, Inc.	972,477
			17,218,156
		Oil & Gas Services: 0.8%
1,304	@	Dril-Quip, Inc.	73,650
4,086	@	Exterran Holdings, Inc.	87,645
4,349		Gulf Island Fabrication, Inc.	91,459
12,547	@	Helix Energy Solutions Group, Inc.	147,427
2,363	@	Hornbeck Offshore Services, Inc.	55,011
11,158	@	Matrix Service Co.	118,833
79,319		National Oilwell Varco, Inc.	3,497,175
8,149	@	Oceaneering International, Inc.	476,879
8,326	@	Oil States International, Inc.	327,129
891	@	SEACOR Holdings, Inc.	67,939
17,900	@	Tetra Technologies, Inc.	198,332
			5,141,479
		Packaging & Containers: 0.7%
7,900		Ball Corp.	408,430
44,624		Bemis Co.	1,323,102
6,200	@	Owens-Illinois, Inc.	203,794
12,716		Packaging Corp. of America	292,595
32,000	@	Pactiv Corp.	772,480
6,230		Rock-Tenn Co.	314,054
11,400		Sealed Air Corp.	249,204
12,010		Sonoco Products Co.	351,293
13,348		Temple-Inland, Inc.	281,776
			4,196,728
		Pharmaceuticals: 3.7%
60,596		Abbott Laboratories	3,271,578
55,138		AmerisourceBergen Corp.	1,437,448
86,400		Cardinal Health, Inc.	2,785,536
1,450	@	Catalyst Health Solutions, Inc.	52,882
6,700		Eli Lilly & Co.	239,257

Shares			Value
11,650	@	Endo Pharmaceuticals Holdings, Inc.	$238,942
31,729		McKesson Corp.	1,983,063
12,919		Medicis Pharmaceutical Corp.	349,459
118,084		Merck & Co., Inc.	4,314,789
12,300	@	Mylan Laboratories	226,689
16,961		Omnicare, Inc.	410,117
8,246	@	Par Pharmaceutical Cos., Inc.	223,137
11,599		Perrigo Co.	462,104
392,087		Pfizer, Inc.	7,132,063
11,258	@	PharMerica Corp.	178,777
11,888	@	Valeant Pharmaceuticals International	377,920
			23,683,761
		Pipelines: 0.5%
7,007		Oneok, Inc.	312,302
146,600		Williams Cos., Inc.	3,090,328
			3,402,630
		Real Estate: 0.1%
11,500	@	CB Richard Ellis Group, Inc.	156,055
8,658	@	Forestar Real Estate Group, Inc.	190,303
1,194		Jones Lang LaSalle, Inc.	72,118
			418,476
		Retail: 3.8%
14,500	@	99 Cents Only Stores	189,515
12,918		Advance Auto Parts, Inc.	522,921
12,751	@	Aeropostale, Inc.	434,172
26,300	@,L	Autonation, Inc.	503,645
462	L	Barnes & Noble, Inc.	8,810
6,374		Big 5 Sporting Goods Corp.	109,505
2,000	@	BJ's Restaurants, Inc.	37,640
74	@	BJ's Wholesale Club, Inc.	2,421
4,273		Bob Evans Farms, Inc.	123,703
7,113		Brinker International, Inc.	106,126
4,560	L	Buckle, Inc.	133,517
12,517	@,L	Cabela's, Inc.	178,492
6,400	@	California Pizza Kitchen, Inc.	86,080
1,357	@	Carmax, Inc.	32,907
8,374		Casey's General Stores, Inc.	267,298
2,400		Cash America International, Inc.	83,904
8,600		Cato Corp.	172,516
2,463	@	CEC Entertainment, Inc.	78,619
18,274	@	Cheesecake Factory	394,536
15,300	@	Chico's FAS, Inc.	214,965
5,600	@	Childrens Place Retail Stores, Inc.	184,856
2,050	@	Chipotle Mexican Grill, Inc.	180,728
7,273	@	Collective Brands, Inc.	165,606
4,789		Cracker Barrel Old Country Store	181,934
2,951	@	DineEquity, Inc.	71,680
11,565	@	Dollar Tree, Inc.	558,590
7,121	@,L	Dress Barn, Inc.	164,495
4,900	@	Ezcorp, Inc.	84,329
5,350		Finish Line	67,143
5,753	@	First Cash Financial Services, Inc.	127,659
14,107		Fred's, Inc.	143,891
17,200	@	GameStop Corp.	377,368

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Retail (continued)
88,498		Gap, Inc.	$1,854,033
6,605	@	Group 1 Automotive, Inc.	187,252
5,682	@	Gymboree Corp.	247,110
123,164		Home Depot, Inc.	3,563,135
6,500	@	HOT Topic, Inc.	41,340
4,500	@	HSN, Inc.	90,855
5,917	@	Jo-Ann Stores, Inc.	214,432
3,968	@	JoS. A Bank Clothiers, Inc.	167,410
13,300	@	Kohl's Corp.	717,269
72,900		Limited Brands, Inc.	1,402,596
10,067	@	Lithia Motors, Inc.	82,751
6,900	@	MarineMax, Inc.	63,411
2,427		Men's Wearhouse, Inc.	51,113
377		MSC Industrial Direct Co.	17,719
2,608	@	OfficeMax, Inc.	33,096
4,452	@	Papa John's International, Inc.	103,999
17,160	S	Petsmart, Inc.	458,000
3,463	@,L	PF Chang's China Bistro, Inc.	131,282
9,329	S	Phillips-Van Heusen	379,504
10,158		Regis Corp.	158,160
9,700		Ross Stores, Inc.	414,287
11,608	@	Ruby Tuesday, Inc.	83,578
8,067		Sonic Automotive, Inc.	83,816
10,392		Stage Stores, Inc.	128,445
56,895		Staples, Inc.	1,399,048
181	@	Steak N Shake Co/The	58,666
4,844	@	Stein Mart, Inc.	51,637
75,704		Target Corp.	3,661,802
8,441	@	Texas Roadhouse, Inc.	94,792
30,600		TJX Cos., Inc.	1,118,430
6,100	@	Tractor Supply Co.	323,056
1,953	@	Urban Outfitters, Inc.	68,335
9,233		Wal-Mart Stores, Inc.	493,504
5,043		Williams-Sonoma, Inc.	104,794
9,720		World Fuel Services Corp.	260,399
			24,298,627
		Savings & Loans: 0.4%
8,200		Brookline Bancorp., Inc.	81,262
12,544		Dime Community Bancshares	147,016
109,431		Hudson City Bancorp., Inc.	1,502,488
49,250	L	New York Community Bancorp., Inc.	714,618
29,800		NewAlliance Bancshares, Inc.	357,898
			2,803,282
		Semiconductors: 1.7%
18,300	@	Broadcom Corp.	575,535
5,460	@	Cabot Microelectronics Corp.	179,962
2,222	@	Cree, Inc.	125,254
10,297	@	Cypress Semiconductor Corp.	108,736
338	@	Diodes, Inc.	6,912
4,801	@	DSP Group, Inc.	27,030
33,100	@	Integrated Device Technology, Inc.	214,157
61,830		Intel Corp.	1,261,332
31,176	@	Kopin Corp.	130,316
800	@	Lam Research Corp.	31,368
3,692		Micrel, Inc.	30,274
59,300	@	Micron Technology, Inc.	626,208
7,021	@	Microsemi Corp.	124,623
19,317	@	Semtech Corp.	328,582
8,004	@,L	Sigma Designs, Inc.	85,643

Shares			Value
26,400	@	Skyworks Solutions, Inc.	$374,616
135,800		Texas Instruments, Inc.	3,538,948
3,735	@	Varian Semiconductor Equipment Associates, Inc.	134,012
3,035	@	Veeco Instruments, Inc.	100,276
106,600		Xilinx, Inc.	2,671,396
			10,675,180
		Software: 3.1%
1,477	@	ACI Worldwide, Inc.	25,331
5,651	@	Acxiom Corp.	75,836
3,900	@	Adobe Systems, Inc.	143,442
949	@,S	Advent Software, Inc.	38,653
131	@	Ansys, Inc.	5,693
20,450		Broadridge Financial Solutions ADR	461,352
98,066		CA, Inc.	2,202,562
970	@	Cerner Corp.	79,967
855	@	Commvault Systems, Inc.	20,255
53,700	@	Compuware Corp.	388,251
2,103	@	Concur Technologies, Inc.	89,903
7,447	@	CSG Systems International	142,163
805	@	Digi International, Inc.	7,342
183	@	Epicor Software Corp.	1,394
12,750		Fair Isaac Corp.	271,703
39,796		Fidelity National Information Services, Inc.	932,818
24,800		IMS Health, Inc.	522,288
275,732		Microsoft Corp.	8,407,069
2,679	@	MSCI, Inc. - Class A	85,192
185,394		Oracle Corp.	4,549,569
14,900	@	Quest Software, Inc.	274,160
7,561	@	Smith Micro Software, Inc.	69,108
11,411	@	Sybase, Inc.	495,237
6,200	@	SYNNEX Corp.	190,092
			19,479,380
		Telecommunications: 3.1%
43,250	@	3Com Corp.	324,375
4,077	@	Anixter International, Inc.	192,027
4,200		Applied Signal Technology, Inc.	81,018
21,227	@	Arris Group, Inc.	242,625
271,157		AT&T, Inc.	7,600,503
4,660		Black Box Corp.	132,064
6,400	@,L	Ciena Corp.	69,376
27,013	@	Cincinnati Bell, Inc.	93,195
202,661	@	Cisco Systems, Inc.	4,851,704
8,113	@	CommScope, Inc.	215,238
1,123	@	Comtech Telecommunications	39,361
6,600	@	EMS Technologies, Inc.	95,700
299	@	General Communication, Inc.	1,908
1,086	@	Harmonic, Inc.	6,874
8,587		Harris Corp.	408,312
8,605	@	Netgear, Inc.	186,642
558	@	NeuStar, Inc.	12,856
6,900	@	Neutral Tandem, Inc.	156,975
10,691	@,L	Novatel Wireless, Inc.	85,207
4,316		Plantronics, Inc.	112,130
4,400	@	Polycom, Inc.	109,868
42,566		Qualcomm, Inc.	1,969,103
91,400		Qwest Communications International, Inc.	384,794
20,900	@	RF Micro Devices, Inc.	99,693
38,700	@	Sprint Nextel Corp.	141,642

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Telecommunications (continued)
5,499	@	Symmetricom, Inc.	$28,595
4,400	@	Tekelec	67,232
9,600	@	TW Telecom, Inc.	164,544
11,198	@	USA Mobility, Inc.	123,290
48,625		Verizon Communications, Inc.	1,610,946
			19,607,797
		Textiles: 0.0%
4,403		G&K Services, Inc.	110,647
4,181		Unifirst Corp.	201,148
			311,795
		Transportation: 0.2%
4,453	@	Bristow Group, Inc.	171,218
7,322		Landstar System, Inc.	283,874
7,913		Overseas Shipholding Group	347,776
10,600		Ryder System, Inc.	436,402
6,774		Tidewater, Inc.	324,813
			1,564,083
Total Common Stock (Cost $322,205,722)			366,981,085
REAL ESTATE INVESTMENT TRUSTS: 1.4%
		Apartments: 0.2%
3,603		BRE Properties, Inc.	119,187
3,625		Camden Property Trust	153,591
1,400		Essex Property Trust, Inc.	117,110
3,849		Home Properties, Inc.	183,636
5,395		Mid-America Apartment Communities, Inc.	260,471
14,400		UDR, Inc.	236,736
			1,070,731
		Diversified: 0.1%
10,576		Cousins Properties, Inc.	80,695
11,602		Duke Realty Corp.	141,196
909		Entertainment Properties Trust	32,060
6,114		Liberty Property Trust	195,709
			449,660
		Forest Products & Paper: 0.1%
3,926		Potlatch Corp.	125,161
6,826		Rayonier, Inc.	287,784
			412,945
		Health Care: 0.2%
11,900		HCP, Inc.	363,426
11,252		Healthcare Realty Trust, Inc.	241,468
5,706		LTC Properties, Inc.	152,636
7,300		Nationwide Health Properties, Inc.	256,814
8,200		Senior Housing Properties Trust	179,334
			1,193,678
		Hotels: 0.0%
5,100		Hospitality Properties Trust	120,921
			120,921

Shares			Value
		Office Property: 0.1%
3,933		Alexandria Real Estate Equities, Inc.	$252,853
3,213		BioMed Realty Trust, Inc.	50,701
3,800		Corporate Office Properties Trust SBI MD	139,194
4,682		Franklin Street Properties Corp.	68,404
3,158		Highwoods Properties, Inc.	105,319
685		Kilroy Realty Corp.	21,009
3,431		Mack-Cali Realty Corp.	118,610
4,623		Parkway Properties, Inc.	96,251
3,700		SL Green Realty Corp.	185,888
			1,038,229
		Regional Malls: 0.3%
5,253		Macerich Co.	188,845
3,873		Pennsylvania Real Estate Investment Trust	32,766
24,873		Simon Property Group, Inc.	1,984,865
			2,206,476
		Shopping Centers: 0.2%
10,310		Acadia Realty Trust	173,930
8,250		Cedar Shopping Centers, Inc.	56,100
3,935	L	Equity One, Inc.	63,629
3,800		Federal Realty Investment Trust	257,336
3,800	L	Regency Centers Corp.	133,228
978		Tanger Factory Outlet Centers, Inc.	38,132
8,646		Urstadt Biddle Properties, Inc.	132,024
10,288		Weingarten Realty Investors	203,600
			1,057,979
		Single Tenant: 0.0%
2,467		National Retail Properties, Inc.	52,350
8,650	L	Realty Income Corp.	224,122
			276,472
		Storage: 0.1%
19,092		Extra Space Storage, Inc.	220,513
4,650		Public Storage, Inc.	378,743
2,800		Sovran Self Storage, Inc.	100,044
			699,300
		Warehouse/Industrial: 0.1%
10,318		AMB Property Corp.	263,625
2,754		EastGroup Properties, Inc.	105,423
28,300		Prologis	387,427
			756,475
Total Real Estate Investment Trusts (Cost $7,258,613)			9,282,866
PREFERRED STOCK: 0.1%
		Diversified Financial Services: 0.1%
857	#,P	Zurich RegCaPS Funding Trust	594,544
Total Preferred Stock (Cost $814,150)			594,544

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 14.9%
		Advertising: 0.0%
$250,000		Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	$278,750
			278,750
		Agriculture: 0.2%
699,000	S	Altria Group, Inc., 9.700%, due 11/10/18	865,431
215,000		Philip Morris International, Inc., 6.875%, due 03/17/14	243,845
			1,109,276
		Apparel: 0.1%
320,000		Hanesbrands, Inc., 8.000%, due 12/15/16	327,600
			327,600
		Banks: 3.0%
541,000		American Express Bank FSB, 5.500%, due 04/16/13	577,100
400,000		Bank of America Corp., 5.420%, due 03/15/17	395,422
482,000		Bank of America Corp., 8.000%, due 12/29/49	464,715
140,000		Bank of Ireland, 0.500%, due 12/29/49	47,600
1,238,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	1,261,882
632,000	#	Barclays Bank PLC, 7.375%, due 06/29/49	571,960
171,000		Capital One Financial Corp., 7.375%, due 05/23/14	193,795
769,000		Citigroup, Inc., 5.000%, due 09/15/14	742,097
723,000		Citigroup, Inc., 6.010%, due 01/15/15	739,048
876,000		Citigroup, Inc., 8.500%, due 05/22/19	1,013,247
1,133,000	^^	Deutsche Bank AG, London-Republic of Indonesia Government Bond Credit Linked Notes, 13.150%, due 01/25/12	1,156,566
591,000		Discover Bank/Greenwood DE, 8.700%, due 11/18/19	634,229
241,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	174,299
1,046,000		Fifth Third Bancorp., 8.250%, due 03/01/38	997,147
864,000		First Tennessee Bank NA, 5.650%, due 04/01/16	750,333
318,000	L	Goldman Sachs Group, Inc., 5.250%, due 04/01/13	337,070
372,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	400,229
427,000		Goldman Sachs Group, Inc., 5.500%, due 11/15/14	456,245
592,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	635,839
602,000	#	HSBC Capital Funding L.P., 9.547%, due 12/29/49	626,080

Principal Amount			Value
$387,000		JPMorgan Chase & Co., 4.650%, due 06/01/14	$408,086
344,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	361,445
815,000		Morgan Stanley, 4.750%, due 04/01/14	820,464
641,000		Morgan Stanley, 7.300%, due 05/13/19	721,041
1,015,000		National City Preferred Capital Trust I, 12.000%, due 12/29/49	1,172,123
960,000	#	Rabobank, 11.000%, due 12/29/49	1,173,734
296,000		USB Capital XIII Trust, 6.625%, due 12/15/39	301,823
622,000		Wachovia Bank NA, 6.000%, due 11/15/17	652,094
796,000		Wachovia Bank NA, 6.600%, due 01/15/38	842,915
101,000		Wachovia Corp., 5.250%, due 08/01/14	104,667
686,000		Wells Fargo Capital XIII, 7.700%, due 12/29/49	668,850
			19,402,145
		Beverages: 0.3%
596,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	631,693
547,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19	641,496
396,000		Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	444,956
			1,718,145
		Chemicals: 0.3%
287,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	316,009
267,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	314,778
432,000		Dow Chemical Co., 7.600%, due 05/15/14	492,032
505,000	#	Nova Chemicals Corp., 8.375%, due 11/01/16	515,100
85,000	#	Nova Chemicals Corp., 8.625%, due 11/01/19	86,913
			1,724,832
		Coal: 0.1%
610,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	648,125
			648,125
		Commercial Services: 0.2%
527,000		RR Donnelley & Sons Co., 8.600%, due 08/15/16	574,425
60,000		Service Corp. International, 7.000%, due 06/15/17	58,500
495,000	&,#	ServiceMaster Co, 10.750%, due 07/15/15	517,275
			1,150,200

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Computers: 0.1%
$475,000		Seagate Technology, Inc., 6.800%, due 10/01/16	$461,938
			461,938
		Diversified Financial Services: 1.4%
830,000	#	Aiful Corp., 4.450%, due 02/16/10	797,492
232,000		American Express Credit Corp., 5.125%, due 08/25/14	244,718
341,000	S	American Express Credit Corp., 7.300%, due 08/20/13	383,552
1,009,000	#	Cantor Fitzgerald L.P., 7.875%, due 10/15/19	989,116
211,000		Capital One Bank USA NA, 6.500%, due 06/13/13	227,007
684,000		Capital One Bank USA NA, 8.800%, due 07/15/19	809,613
418,000		Capital One Capital V, 10.250%, due 08/15/39	487,185
241,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	236,264
634,000		Credit Suisse, 5.860%, due 12/31/49	554,750
295,000		FIA Card Services NA, 6.625%, due 06/15/12	317,348
428,000		Fund American Cos., Inc., 5.875%, due 05/15/13	427,410
375,000		General Electric Capital Corp., 3.750%, due 11/14/14	374,757
730,000		General Electric Capital Corp., 5.875%, due 01/14/38	678,117
91,000		General Electric Capital Corp., 6.000%, due 08/07/19	94,632
633,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	655,776
237,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	238,325
324,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	323,043
400,000		Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	404,127
355,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	383,100
203,000	S	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	269,409
52,125	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	53,165
530,000	#,±	Twin Reefs Pass-through Trust, 2.231%, due 12/10/49	53
			8,948,959
		Electric: 1.5%
715,000		AES Corp., 8.000%, due 10/15/17	737,344
367,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	357,134
172,000	#	Allegheny Energy Supply Co. LLC, 6.750%, due 10/15/39	164,231
284,000		Ameren Corp., 8.875%, due 05/15/14	319,287
91,000		Ameren Energy Generating Co., 6.300%, due 04/01/20	89,524

Principal Amount			Value
$1,298,000		Commonwealth Edison Co., 6.950%, due 07/15/18	$1,413,823
391,000		DTE Energy Co., 7.050%, due 06/01/11	414,401
114,000		Duke Energy Corp., 3.950%, due 09/15/14	115,615
436,000		Duke Energy Corp., 6.300%, due 02/01/14	479,867
242,000		Entergy Texas, Inc., 7.125%, due 02/01/19	268,691
170,000		FirstEnergy Solutions Corp., 4.800%, due 02/15/15	173,713
222,000		Indiana Michigan Power, 7.000%, due 03/15/19	247,992
153,000		Jersey Central Power and Light, 7.350%, due 02/01/19	173,953
305,676	#	Juniper Generation, LLC, 6.790%, due 12/31/14	285,991
451,000		Metropolitan Edison, 7.700%, due 01/15/19	518,479
47,000		Nevada Power Co., 7.125%, due 03/15/19	52,563
189,000		Nisource Finance Corp., 6.125%, due 03/01/22	193,296
1,214,000		NorthWestern Corp., 5.875%, due 11/01/14	1,260,580
419,000		Oncor Electric Delivery Co., 6.800%, due 09/01/18	466,188
568,000		Oncor Electric Delivery Co., 7.500%, due 09/01/38	673,591
243,000		Progress Energy, Inc., 6.050%, due 03/15/14	266,274
191,000		Progress Energy, Inc., 7.050%, due 03/15/19	214,049
473,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	498,418
460,000		Southwestern Electric Power, 5.550%, due 01/15/17	464,838
			9,849,842
		Electronics: 0.1%
335,000		Jabil Circuit, Inc., 7.750%, due 07/15/16	353,425
			353,425
		Energy-Alternate Sources: 0.0%
600,000	I,X,±	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	60
700,000	I,X,±	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	70
92,655	I,X,±	PEA Lima, LLC, due 03/20/14	9
			139
		Entertainment: 0.3%
605,000		AMC Entertainment, Inc., 8.750%, due 06/01/19	620,125
600,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	615,000
345,000	#	Warner Music Group, 9.500%, due 06/15/16	371,306
120,000	L	WMG Holdings Corp., 9.500%, due 12/15/14	122,100
			1,728,531

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Food: 0.4%
$155,000	#	Dole Food Co., Inc., 8.000%, due 10/01/16	$158,100
396,000		HJ Heinz Co., 5.350%, due 07/15/13	426,037
631,000		Kraft Foods, Inc., 6.125%, due 02/01/18	664,580
131,000		Kraft Foods, Inc., 6.125%, due 08/23/18	138,352
138,000		Kraft Foods, Inc., 6.500%, due 08/11/17	149,964
205,000		Safeway, Inc., 6.250%, due 03/15/14	225,353
525,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	572,250
155,000		Tyson Foods, Inc., 7.850%, due 04/01/16	159,650
			2,494,286
		Forest Products & Paper: 0.0%
252,000		Domtar Corp., 10.750%, due 06/01/17	297,360
			297,360
		Gas: 0.1%
596,000		Sempra Energy, 6.500%, due 06/01/16	647,218
			647,218
		Healthcare-Products: 0.3%
480,000	&,S	Biomet, Inc., 10.375%, due 10/15/17	523,200
467,000		Boston Scientific Corp., 4.500%, due 01/15/15	468,475
249,000		Boston Scientific Corp., 6.000%, due 01/15/20	254,900
287,000		Boston Scientific Corp., 7.375%, due 01/15/40	309,315
232,000		Zimmer Holdings, Inc., 5.750%, due 11/30/39	228,232
			1,784,122
		Healthcare-Services: 0.2%
255,000		HCA, Inc., 9.250%, due 11/15/16	274,444
480,000	&	HCA, Inc., 9.625%, due 11/15/16	520,800
252,000		US Oncology, Inc., 9.125%, due 08/15/17	265,860
			1,061,104
		Holding Companies-Diversified: 0.0%
130,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	133,575
			133,575
		Home Builders: 0.0%
213,000		Toll Brothers Finance Corp., 6.750%, due 11/01/19	208,980
			208,980

Principal Amount			Value
		Insurance: 1.1%
$1,355,000		Aegon NV, 3.570%, due 12/31/49	$687,256
785,000		American International Group, Inc., 5.850%, due 01/16/18	645,092
734,000		Genworth Financial, Inc., 6.515%, due 05/22/18	672,728
331,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	341,744
416,000		Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	405,786
353,000		Lincoln National Corp., 8.750%, due 07/01/19	404,007
506,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	585,925
266,000		Principal Financial Group, Inc., 7.875%, due 05/15/14	293,855
837,000		Protective Life Corp., 8.450%, due 10/15/39	809,588
186,000		Prudential Financial, Inc., 4.750%, due 09/17/15	188,841
194,000		Prudential Financial, Inc., 5.700%, due 12/14/36	175,855
387,000		Prudential Financial, Inc., 6.000%, due 12/01/17	399,896
302,000		Prudential Financial, Inc., 6.625%, due 12/01/37	310,562
251,000		Prudential Financial, Inc., 7.375%, due 06/15/19	281,900
647,000	#	Teachers Insurance & Annuity Association of America, 6.850%, due 12/16/39	670,993
			6,874,028
		Investment Companies: 0.0%
218,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	228,910
			228,910
		Iron/Steel: 0.2%
237,000		ArcelorMittal, 7.000%, due 10/15/39	250,344
611,000		ArcelorMittal, 9.850%, due 06/01/19	791,565
65,000		Steel Dynamics, Inc., 7.750%, due 04/15/16	67,356
			1,109,265
		Lodging: 0.2%
797,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	797,474
355,000	#	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	361,213
			1,158,687
		Machinery-Diversified: 0.0%
305,000	#	Case New Holland, Inc., 7.750%, due 09/01/13	313,388
			313,388

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Media: 1.5%
$470,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	$491,738
730,000	#	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	750,800
145,000		Comcast Corp., 5.900%, due 03/15/16	156,356
714,000		Comcast Corp., 6.300%, due 11/15/17	782,493
826,000	#	COX Communications, Inc., 6.250%, due 06/01/18	880,625
276,000	#	COX Communications, Inc., 6.950%, due 06/01/38	293,283
160,000		Discovery Communications, LLC, 5.625%, due 08/15/19	165,511
255,000		DISH DBS Corp., 7.125%, due 02/01/16	261,694
485,000	#	Mediacom LLC/Mediacom Capital Corp., 9.125%, due 08/15/19	497,125
467,000	#	News America, Inc., 5.650%, due 08/15/20	487,237
395,000		News America, Inc., 6.650%, due 11/15/37	418,600
726,000		News America, Inc., 6.900%, due 03/01/19	819,446
219,000	L	Time Warner Cable, Inc., 3.500%, due 02/01/15	216,609
339,000		Time Warner Cable, Inc., 5.000%, due 02/01/20	329,379
1,336,000		Time Warner Cable, Inc., 6.200%, due 07/01/13	1,468,696
1,013,000		Time Warner, Inc., 5.500%, due 11/15/11	1,075,957
75,000		Time Warner, Inc., 7.700%, due 05/01/32	88,328
276,000		Viacom, Inc., 4.250%, due 09/15/15	278,515
140,000		Viacom, Inc., 5.625%, due 09/15/19	146,448
			9,608,840
		Mining: 0.1%
292,000		Newmont Mining Corp., 5.125%, due 10/01/19	292,692
274,000		Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	328,636
			621,328
		Miscellaneous Manufacturing: 0.2%
435,000		General Electric Co., 5.250%, due 12/06/17	445,227
615,000		Tyco International Finance, 8.500%, due 01/15/19	743,983
			1,189,210
		Office/Business Equipment: 0.0%
192,000		Xerox Corp., 4.250%, due 02/15/15	190,878
90,000		Xerox Corp., 5.625%, due 12/15/19	90,044
			280,922

Principal Amount			Value
		Oil & Gas: 0.3%
$221,000		Hess Corp., 8.125%, due 02/15/19	$266,962
388,000		Marathon Oil Corp., 6.500%, due 02/15/14	429,582
191,000		Marathon Oil Corp., 7.500%, due 02/15/19	220,810
365,000		Pioneer Natural Resources Co., 7.500%, due 01/15/20	366,991
470,000		Plains Exploration & Production Co., 8.625%, due 10/15/19	485,275
			1,769,620
		Oil & Gas Services: 0.0%
231,000		Weatherford International Ltd., 9.625%, due 03/01/19	288,451
			288,451
		Packaging & Containers: 0.0%
150,000	#	Solo Cup Co., 10.500%, due 11/01/13	160,500
			160,500
		Pharmaceuticals: 0.1%
244,000		Express Scripts, Inc., 6.250%, due 06/15/14	266,495
61,000		Express Scripts, Inc., 7.250%, due 06/15/19	69,428
216,000		Novartis Securities Investment Ltd., 5.125%, due 02/10/19	227,327
			563,250
		Pipelines: 0.5%
417,000		Enbridge Energy Partners, 9.875%, due 03/01/19	528,868
360,000		Energy Transfer Partners, 9.700%, due 03/15/19	445,350
345,000		Northwest Pipeline Corp., 7.000%, due 06/15/16	388,976
279,000		Plains All American Pipeline L.P., 4.250%, due 09/01/12	288,104
545,000		Plains All American Pipeline LP, 5.750%, due 01/15/20	546,436
147,000		Trans-Canada Pipelines, 7.125%, due 01/15/19	172,169
163,000		Trans-Canada Pipelines, 7.625%, due 01/15/39	201,413
460,000		Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	502,448
			3,073,764
		Real Estate: 0.2%
194,000		AvalonBay Communities, Inc., 5.700%, due 03/15/17	197,090
115,000	#	Felcor Lodging L.P., 10.000%, due 10/01/14	116,581
246,000		ProLogis, 7.375%, due 10/30/19	243,073
436,000		Simon Property Group, Inc., 6.750%, due 05/15/14	465,075
			1,021,819

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Retail: 0.4%
$840,000		CVS Caremark Corp., 6.125%, due 09/15/39	$835,349
214,000		CVS Caremark Corp., 6.600%, due 03/15/19	234,586
505,000	#	Limited Brands, 8.500%, due 06/15/19	551,713
200,000	#	QVC, Inc., 7.500%, due 10/01/19	205,000
600,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	660,000
			2,486,648
		Telecommunications: 1.2%
963,000		AT&T, Inc., 6.550%, due 02/15/39	1,018,062
136,000		British Telecommunications PLC, 5.150%, due 01/15/13	141,918
227,000		British Telecommunications PLC, 5.950%, due 01/15/18	231,078
1,000,000		Cellco Partnership/Verizon Wireless Capital, LLC, 5.550%, due 02/01/14	1,086,270
397,000		CenturyTel, Inc., 7.600%, due 09/15/39	408,075
187,000		Cisco Systems, Inc., 4.450%, due 01/15/20	183,811
507,000		Cisco Systems, Inc., 5.500%, due 01/15/40	486,533
240,000	L	Cricket Communications, Inc., 9.375%, due 11/01/14	242,400
252,000		Cricket Communications, Inc., 10.000%, due 07/15/15	256,725
525,000		Crown Castle International Corp., 7.125%, due 11/01/19	522,375
594,000		Embarq Corp., 7.995%, due 06/01/36	640,794
180,000		Frontier Communications Corp., 8.125%, due 10/01/18	183,150
477,000	#	Intelsat Subsidiary Holding Co. Ltd., 8.875%, due 01/15/15	493,695
240,000		MetroPCS Wireless, Inc., 9.250%, due 11/01/14	244,200
240,000		Nextel Communications, Inc., 5.950%, due 03/15/14	225,300
252,000		Qwest Communications International, Inc., 7.500%, due 02/15/14	254,205
255,000		Sprint Nextel Corp., 6.000%, due 12/01/16	233,963
154,000		Telefonica Emisones SAU, 5.877%, due 07/15/19	165,365
261,000		Telefonica Emisones SAU, 6.421%, due 06/20/16	290,079
447,000	S	Verizon Communications, Inc., 8.950%, due 03/01/39	606,713
			7,914,711
		Transportation: 0.3%
453,000		CSX Corp., 6.250%, due 04/01/15	499,518
517,000		CSX Corp., 7.450%, due 04/01/38	613,141

Principal Amount			Value
$206,000		Union Pacific Corp., 5.125%, due 02/15/14	$218,932
572,000		Union Pacific Corp., 5.700%, due 08/15/18	600,188
			1,931,779
Total Corporate Bonds/Notes (Cost $90,670,366)			94,923,672
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.3%
		Federal Home Loan Mortgage Corporation##: 3.3%
821,397	S,^	4.883%, due 03/15/33	849,428
259,760	S	4.966%, due 04/01/35	274,039
2,092,000	W	5.000%, due 01/15/39	2,145,281
6,137,567	S	5.000%, due 08/15/16- 09/15/31	6,455,651
667,865		5.000%, due 02/15/32- 04/15/32	696,097
1,534,000	W	5.500%, due 01/15/39	1,607,104
2,769,000	S	5.500%, due 12/15/20- 05/15/36	2,895,944
1,406,031		5.500%, due 09/15/32- 02/15/34	1,471,041
4,199,958	S	6.000%, due 01/15/29- 07/15/32	4,502,582
298,000		6.000%, due 10/15/32	317,730
216,142		6.500%, due 11/01/28- 12/01/31	233,974
			21,448,871
		Federal National Mortgage Association##: 6.0%
4,819,000	W	4.500%, due 01/25/24- 01/25/39	4,855,516
4,613,000	W	5.000%, due 01/13/40	4,734,091
5,888,589	S	5.000%, due 07/01/37	6,068,314
527,198		5.000%, due 02/25/29- 07/01/36	543,706
1,876,000	S	5.500%, due 05/25/30	1,972,541
2,143,000	W	6.000%, due 01/15/33- 01/15/39	2,270,533
6,871,521	S	6.000%, due 08/01/16- 12/25/49	7,345,632
2,045,136		6.000%, due 06/01/16- 07/01/37	2,183,879
5,835,000	W	6.500%, due 01/15/32	6,249,833
947,357	S	7.000%, due 06/01/29- 04/01/32	1,050,751
123,677		7.000%, due 01/01/30- 07/01/32	136,986
548,590	S	7.500%, due 11/01/29- 01/25/48	618,884
103,886		7.500%, due 10/01/30- 11/01/30	117,259
			38,147,925
		Government National Mortgage Association: 2.0%
15,166	S	4.125%, due 12/20/29	15,514
56,426		4.375%, due 04/20/28	58,036
6,778,000	W	4.500%, due 01/15/40	6,784,358
736,151	S	4.500%, due 04/15/39	738,177
1,790,000		4.500%, due 01/20/40	1,788,885

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Government National Mortgage Association (continued)
$692,000	W	5.000%, due 01/15/39	$711,679
795,194	S	5.500%, due 09/15/38- 03/20/39	834,687
87,119		6.500%, due 10/15/31	94,207
432,606	S	7.000%, due 10/15/24- 11/15/24	479,348
455,643		7.000%, due 09/15/24- 10/15/24	504,806
781,888	S	7.500%, due 12/15/23	878,778
			12,888,475
Total U.S. Government Agency Obligations (Cost $71,335,603)			72,485,271
U.S. TREASURY OBLIGATIONS: 7.0%
		U.S. Treasury Notes: 7.0%
23,720,000	L	0.750%, due 11/30/11	23,572,699
2,422,000	L	1.000%, due 10/31/11	2,420,578
2,496,000	L	1.125%, due 12/15/12	2,456,795
4,076,000	L	2.125%, due 11/30/14	3,980,797
192,000	L	2.625%, due 06/30/14	193,455
160,000		2.625%, due 12/31/14	159,588
3,386,000	L	3.375%, due 11/15/19	3,257,986
9,045,000		4.500%, due 08/15/39	8,842,908
Total U.S. Treasury Obligations (Cost $45,724,048)			44,884,806
ASSET-BACKED SECURITIES: 1.4%
		Automobile Asset-Backed Securities: 0.9%
563,000	#,S	Bank of America Auto Trust, 2.130%, due 09/15/13	568,612
406,000	#,S	Bank of America Auto Trust, 2.670%, due 07/15/13	412,913
537,000	S	CarMax Auto Owner Trust, 1.740%, due 04/15/14	535,214
362,000		CarMax Auto Owner Trust, 2.820%, due 12/15/14	359,148
429,000	S	CarMax Auto Owner Trust, 5.810%, due 12/16/13	459,239
321,000		Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	326,256
879,000	S	Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	898,206
366,000	S	Harley-Davidson Motorcycle Trust, 5.520%, due 11/15/13	384,434
241,000		Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	244,213
376,000		Honda Auto Receivables Owner Trust, 4.880%, due 09/18/14	396,108
216,000		Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	217,509
285,000		Mercedes-Benz Auto Receivables Trust, 1.670%, due 01/15/14	285,109

Principal Amount			Value
$208,000		Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	$207,309
241,000		Nissan Auto Receivables Owner Trust, 2.940%, due 07/15/11	243,207
113,000		Nissan Auto Receivables Owner Trust, 4.460%, due 04/16/12	115,856
351,000		USAA Auto Owner Trust, 5.070%, due 06/15/13	366,750
			6,020,083
		Home Equity Asset-Backed Securities: 0.1%
428,000	#	Irwin Home Equity, 5.960%, due 08/25/37	145,777
153,045		Merrill Lynch Mortgage Investors Trust, 0.591%, due 07/25/34	108,054
80		Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	79
86,491		Residential Funding Mortgage Securities II, Inc., 5.890%, due 06/25/37	82,407
			336,317
		Other Asset-Backed Securities: 0.4%
101,077		Amortizing Residential Collateral Trust, 0.481%, due 05/25/32	52,560
62,023		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.831%, due 07/25/33	52,117
408	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	400
104,000		Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	61,572
658,600	S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	639,415
700,748	S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	498,780
459,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	402,700
241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	152,846
436,346		Equity One, Inc., 5.050%, due 09/25/33	372,443
927,000	#,I,X	Hudson Mezzanine Funding, 1.004%, due 06/12/42	1
98		Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	97

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$17,932	S	Residential Asset Mortgage Products, Inc., 0.851%, due 06/25/33	$12,385
304,257		Structured Asset Securities Corp., 4.910%, due 06/25/33	222,274
			2,467,590
Total Asset-Backed Securities (Cost $10,644,078)			8,823,990
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.6%
1,225,966	S	American Home Mortgage Investment Trust, 0.611%, due 11/25/45	340,991
283,896		Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	283,683
300,000		Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	314,364
1,389,387	S	Banc of America Funding Corp., 5.259%, due 09/20/35	1,006,159
1,216,901	S	Banc of America Funding Corp., 5.500%, due 03/25/36	1,047,820
791,935	S	Banc of America Mortgage Securities, Inc., 5.140%, due 09/25/35	652,806
179,713		Bear Stearns Alternative-A Trust, 0.551%, due 07/25/34	120,249
787,142	S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	732,170
1,100,000	S	Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	983,864
29,377,300	#,^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.087%, due 12/11/49	247,051
730,000	S	Commercial Mortgage Pass-through Certificates, 5.816%, due 12/10/49	663,709
291,997		Countrywide Home Loan Mortgage Pass-through Trust, 0.551%, due 04/25/35	58,459
324,301		Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	326,754
1,412,542	S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	1,464,403
113,464		GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	115,877
992,678	S	GMAC Mortgage Corp. Loan Trust, 4.978%, due 06/25/34	927,480
1,238,429	S	GMAC Mortgage Corp. Loan Trust, 5.260%, due 03/18/35	1,034,241
139,292		GMAC Mortgage Corp. Loan Trust, 5.426%, due 11/19/35	116,122
800,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	708,637

Principal Amount			Value
$1,110,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	$987,922
940,000	S	Greenwich Capital Commercial Funding Corp., 5.918%, due 07/10/38	859,189
1,297,658	S	GSAA Trust, 5.242%, due 06/25/34	1,208,873
643,335	#	GSMPS Mortgage Loan Trust, 0.631%, due 04/25/36	505,288
361,392		GSR Mortgage Loan Trust, 5.500%, due 07/25/35	318,402
260,476	S	Homebanc Mortgage Trust, 1.091%, due 08/25/29	157,488
986,747	S	JP Morgan Mortgage Trust, 5.290%, due 07/25/35	948,433
186,961		JPMorgan Alternative Loan Trust, 5.502%, due 01/25/36	130,600
69,183,251	S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.157%, due 02/15/51	466,738
178,542		JPMorgan Chase Commercial Mortgage Securities Corp., 4.262%, due 08/12/40	178,867
1,180,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	1,098,543
45,305		JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	45,861
59,927		JPMorgan Commercial Mortgage Finance Corp., 7.371%, due 08/15/32	59,907
1,074,550	S	JPMorgan Mortgage Trust, 4.777%, due 07/25/35	953,453
1,096,808	S	JPMorgan Mortgage Trust, 5.290%, due 07/25/35	997,846
500,000		LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	484,865
1,030,000	S	LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	983,762
920,000	S	LB-UBS Commercial Mortgage Trust, 5.882%, due 06/15/38	872,839
560,638	S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	569,110
529,578		Luminent Mortgage Trust, 0.431%, due 10/25/46	285,472
1,209,450	#,S	LVII Resecuritization Trust, 5.777%, due 11/27/37	1,221,544
21,283	S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	18,551
158,625		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	151,824
91,929		MLCC Mortgage Investors, Inc., 0.551%, due 01/25/29	76,283
329,949		Morgan Stanley Dean Witter Capital I, 7.200%, due 10/15/33	336,527

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	$293,955		Prime Mortgage Trust, 0.731%, due 02/25/35	$205,948
	72,324		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	72,931
	105,444		Sequoia Mortgage Trust, 0.503%, due 01/20/35	82,552
	169,679		Structured Asset Mortgage Investments, Inc., 0.473%, due 04/19/35	85,434
	1,130,000		Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	1,062,494
	46,210		Washington Mutual Mortgage Pass-through Certificates, 0.670%, due 06/25/44	29,957
	1,310,261	S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	1,278,557
	924,864	S	Wells Fargo Mortgage-Backed Securities Trust, 3.363%, due 10/25/35	782,568
	473,452	S	Wells Fargo Mortgage-Backed Securities Trust, 4.863%, due 08/25/34	463,248
Total Collateralized Mortgage Obligations (Cost $30,556,233)				29,126,715
OTHER BONDS: 0.8%
			Foreign Government Bonds: 0.8%
BRL	8,112,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/11	4,857,428
Total Other Bonds (Cost $4,839,861)				4,857,428
Total Long-Term Investments (Cost $584,048,674)				631,960,377
Shares				Value
SHORT-TERM INVESTMENTS: 11.7%
			Affiliated Mutual Fund: 5.8%
	36,702,000	S	ING Institutional Prime Money Market Fund - Class I	$36,702,000
Total Mutual Fund (Cost $36,702,000)				36,702,000

Principal Amount		Value
	Securities Lending Collateralcc: 5.9%
$36,647,418	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$36,647,418

Principal Amount			Value
$1,627,156	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	$1,301,725
Total Securities Lending Collateral (Cost $38,274,574)			37,949,143
Total Short-Term Investments (Cost $74,976,574)			74,651,143

Total Investments in Securities (Cost $659,025,248)*	110.7%	$706,611,520
Other Assets and Liabilities - Net	(10.7)	(68,126,858)
Net Assets	100.0%	$638,484,662

@  Non-income producing security

&  Payment-in-kind

ADR  American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^  Structured Product

BRL  Brazilian Real

*  Cost for federal income tax purposes is $679,295,381.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,702,872
Gross Unrealized Depreciation	(13,386,733)
Net Unrealized Appreciation	$27,316,139

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$366,981,085	$—	$—	$366,981,085
Real Estate Investment Trusts	9,282,866	—	—	9,282,866
Preferred Stock	—	594,544	—	594,544
Corporate Bonds/Notes	—	93,651,958	1,271,714	94,923,672
U.S. Government Agency Obligations	—	72,485,271	—	72,485,271
U.S. Treasury Obligations	—	44,884,806	—	44,884,806
Asset-Backed Securities	—	8,771,429	52,561	8,823,990
Collateralized Mortgage Obligations	—	27,905,171	1,221,544	29,126,715
Other Bonds	—	—	4,857,428	4,857,428
Short-Term Investments	73,349,418	—	1,301,725	74,651,143
Total Investments, at value	$449,613,369	$248,293,179	$8,704,972	$706,611,520
Other Financial Instruments+:
Forward foreign currency contracts	—	49,982	—	49,982
Futures	608,095	—	—	608,095
Swaps, at value	—	499,213	—	499,213
Total Assets	$450,221,464	$248,842,374	$8,704,972	$707,768,810
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(11,323)	$—	$(11,323)
Futures	(84,242)	—	—	(84,242)
Swaps, at value	—	(737,461)	—	(737,461)
Total Liabilities	$(84,242)	$(748,784)	$—	$(833,026)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Corporate Bonds/ Notes	$4,724,127	$—	$—	$—	$(2,557,286)	$(13,146)	$(1,874,199)	$1,666,022	$115,009	$(788,813)	$1,271,714
Asset-Backed Securities	572,222	—	—	—	(523,239)	(2,144)	(110,813)	63,975	52,560		52,561
Collateralized Mortgage Obligations	—	1,301,978	—	—	(92,529)	—	—	12,095		—	1,221,544
Other Bonds	—	4,839,861	—	—	—	—	—	17,567	—	—	4,857,428
Short-Term Investments	—	—	—	—	—	—	—	—	1,301,725	—	1,301,725
Total Investments, at value	$5,296,349	$6,141,839	$—	$—	$(3,173,054)	$(15,290)	$(1,985,012)	$1,759,659	$1,469,294	$(788,813)	$8,704,972
Other Financial Instruments+:
Swaps, at value	142,098	—			(135,761)	—	135,761	(142,098)	—	—	—
Total Assets	$5,438,447	$6,141,839	$—	$—	$(3,308,815)	$(15,290)	$(1,849,251)	$1,617,561	$1,469,294	$(788,813)	$8,704,972

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $174,760.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+   Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Brazilian Real BRL 2,190,309	BUY	01/08/10	USD 1,222,953	1,255,845	$32,892
Indian Rupee INR 54,813,074	BUY	01/08/10	1,188,488	1,177,165	(11,323)
					$21,569
Brazilian Real BRL 8,366,414	SELL	01/08/10	4,814,094	4,797,004	$17,090
					$17,090

ING Balanced Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000 Mini Index	18	03/19/10	$1,123,020	$36,670
S&P 500	29	03/18/10	8,052,575	20,829
S&P Mid 400 E-Mini	22	03/19/10	1,594,780	43,198
U.S. Treasury 10-Year Note	25	03/22/10	2,886,328	(84,242)
			$13,656,703	$16,455
Short Contracts
U.S. Treasury 5-Year Note	20	03/31/10	$2,287,656	$34,481
U.S. Treasury 2-Year Note	76	03/31/10	16,436,187	95,748
U.S. Treasury Long Bond	70	03/22/10	8,076,250	377,169
			$26,800,093	$507,398

ING Balanced Portfolio Credit Default Swap Agreements Outstanding on December 31, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	543,500	$(13,675)	$—	$(13,675)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	140,000	49,201	35,207	13,994
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	284,000	99,809	68,546	31,263
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	959,000	337,031	125,964	211,067
							$472,366	$229,717	$242,649

Credit Default Swaps on Credit Indices — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.13 Index	Sell	5.000%	12/20/14	USD	4,720,320	$(33,444)	$(114,052)	$80,608
							$(33,444)	$(114,052)	$80,608

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Implied Credit Spread at 12/31/09(5)	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Inc. 7.875%, 10/15/11	Sell	2.600%	09/20/11	1.18%	USD	542,000	$13,172	$—	$13,172
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	139,000	(83,878)	(38,894)	(44,984)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	284,000	(171,379)	(86,691)	(84,688)
Goldman Sachs International	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	241,000	(145,431)	(66,582)	(78,849)
JPMorgan Chase Bank, N.A. New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	480,000	(289,654)	(66,550)	(223,104)
								$(677,170)	$(258,717)	$(418,453)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in the table above and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$100,697
Interest rate contracts	Net Assets — Unrealized appreciation*	507,398
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	49,982
Credit contracts	Unrealized appreciation on swap agreements, net of upfront payments	499,213
Total Asset Derivatives		$1,157,290
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$84,242
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	11,323
Credit contracts	Unrealized depreciation on swap agreements, net of upfront payments	737,461
Total Liability Derivatives		$833,026

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

  Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$1,985,731	$—	$—	$1,985,731
Foreign exchange contracts	—	8,560	—	—	—	8,560
Interest rate contracts	—	—	267,750	150,393	—	418,143
Credit contracts	(563,100)	—	—	2,907,540	341,900	2,686,340
Total	$(563,100)	$8,560	$2,253,481	$3,057,933	$341,900	$5,098,774

  Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$(63,569)	$—	$—	$(63,569)
Foreign exchange contracts	—	202,051	—	—	—	202,051
Interest rate contracts	—	—	1,048,526	(164,419)	—	884,107
Credit contracts	—	—	—	(3,557,759)	—	(3,557,759)
Total	$—	$202,051	$984,957	$(3,722,178)	$—	$(2,535,170)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 95.2%
		Aerospace/Defense: 0.8%
416,730	@	TransDigm Group, Inc.	$19,790,508
			19,790,508
		Agriculture: 1.8%
2,407,824		Altria Group, Inc.	47,265,585
			47,265,585
		Auto Parts & Equipment: 0.6%
576,459		WABCO Holdings, Inc.	14,866,878
			14,866,878
		Banks: 8.8%
2,314,800		Bank of America Corp.	34,860,888
245,700		Comerica, Inc.	7,265,349
327,900		Goldman Sachs Group, Inc.	55,362,636
1,775,960		JPMorgan Chase & Co.	74,004,253
2,059,000		Wells Fargo & Co.	55,572,410
			227,065,536
		Beverages: 2.2%
943,982		PepsiCo, Inc.	57,394,106
			57,394,106
		Biotechnology: 1.9%
851,600	@	Amgen, Inc.	48,175,012
			48,175,012
		Commercial Services: 0.9%
1,129,800	@	Quanta Services, Inc.	23,545,032
			23,545,032
		Computers: 7.4%
489,007	@	Apple, Inc.	103,112,016
738,300	@	Cognizant Technology Solutions Corp.	33,444,990
1,050,100		Hewlett-Packard Co.	54,090,651
			190,647,657
		Cosmetics/Personal Care: 3.3%
1,381,792		Procter & Gamble Co.	83,778,049
			83,778,049
		Distribution/Wholesale: 0.7%
357,214		Watsco, Inc.	17,496,342
			17,496,342
		Diversified Financial Services: 0.6%
1,102,173	@	Blackstone Group LP	14,460,510
			14,460,510
		Electric: 3.4%
536,459		Entergy Corp.	43,903,805
2,180,300		Great Plains Energy, Inc.	42,276,017
			86,179,822
		Electronics: 3.7%
847,900		Amphenol Corp.	39,156,022
847,191		PerkinElmer, Inc.	17,443,663
811,151	@	Thermo Fisher Scientific, Inc.	38,683,791
			95,283,476

Shares			Value
		Engineering & Construction: 1.9%
396,800		Fluor Corp.	$17,871,872
1,306,053	@	McDermott International, Inc.	31,358,333
			49,230,205
		Entertainment: 1.8%
1,250,800		International Game Technology	23,477,516
1,536,753		Regal Entertainment Group	22,190,713
			45,668,229
		Food: 1.1%
398,823		General Mills, Inc.	28,240,657
			28,240,657
		Healthcare-Products: 1.9%
629,377		Covidien PLC	30,140,865
297,760		Johnson & Johnson	19,178,722
			49,319,587
		Healthcare-Services: 1.0%
799,400		Aetna, Inc.	25,340,980
			25,340,980
		Insurance: 2.8%
500,485		Reinsurance Group of America, Inc.	23,848,110
837,100		Willis Group Holdings Ltd.	22,082,698
1,423,900		XL Capital Ltd.	26,100,087
			72,030,895
		Iron/Steel: 0.8%
362,200		United States Steel Corp.	19,964,464
			19,964,464
		Lodging: 0.9%
1,509,270	@,L	Las Vegas Sands Corp.	22,548,494
			22,548,494
		Machinery-Construction & Mining: 0.0%
84	@	Terex Corp.	1,664
			1,664
		Machinery-Diversified: 0.8%
603,937	@	AGCO Corp.	19,531,323
			19,531,323
		Media: 2.4%
1,980,706		CBS Corp. - Class B	27,828,919
662,371	@	DIRECTV	22,090,073
266,801	@	Liberty Media Corp. - Starz	12,312,866
			62,231,858
		Mining: 1.1%
366,834		BHP Billiton Ltd. ADR	28,092,148
			28,092,148
		Miscellaneous Manufacturing: 3.4%
4,160,285		General Electric Co.	62,945,112
714,503		Ingersoll-Rand PLC	25,536,337
			88,481,449

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Oil & Gas: 9.8%
380,035		Apache Corp.	$39,208,211
1,676,615		ExxonMobil Corp.	114,328,377
1,078,108		Nexen, Inc.	25,799,124
598,941		Royal Dutch Shell PLC ADR - Class A	36,002,344
448,600	@	Transocean Ltd.	37,144,080
			252,482,136
		Oil & Gas Services: 2.1%
666,915		National Oilwell Varco, Inc.	29,404,282
396,800		Schlumberger Ltd.	25,827,712
			55,231,994
		Packaging & Containers: 2.3%
1,307,500		Packaging Corp. of America	30,085,575
510,255		Silgan Holdings, Inc.	29,533,559
			59,619,134
		Pharmaceuticals: 5.5%
808,750		Abbott Laboratories	43,664,413
3,615,117		Pfizer, Inc.	65,758,978
571,962		Teva Pharmaceutical Industries Ltd. ADR	32,132,825
			141,556,216
		Retail: 5.6%
413,800		Home Depot, Inc.	11,971,234
1,455,632		Macy's, Inc.	24,396,392
1,264,700		Staples, Inc.	31,098,973
1,431,900		Wal-Mart Stores, Inc.	76,535,055
			144,001,654
		Semiconductors: 3.9%
395,100		Applied Materials, Inc.	5,507,694
1,702,600		Intel Corp.	34,733,040
891,375		Linear Technology Corp.	27,222,593
2,950,720		Taiwan Semiconductor Manufacturing Co. Ltd. ADR	33,756,237
			101,219,564
		Software: 3.9%
354,035	@	Allscripts Healthcare Solutions, Inc.	7,162,128
1,055,361		Microsoft Corp.	32,177,957
2,518,551		Oracle Corp.	61,805,242
			101,145,327
		Telecommunications: 4.8%
3,357,440	@	Cisco Systems, Inc.	80,377,110
903,917		Qualcomm, Inc.	41,815,200
			122,192,310
		Transportation: 1.3%
539,280		Union Pacific Corp.	34,459,992
			34,459,992
Total Common Stock (Cost $2,018,101,041)			2,448,538,793

Shares			Value
PREFERRED STOCK: 1.2%
		Banks: 1.2%
2,152,600	@	Bank of America Corp.	$32,116,792
Total Preferred Stock (Cost $32,760,611)			32,116,792
Principal Amount			Value
CORPORATE BONDS/NOTES: 0.0%
		Electric: 0.0%
$20,000,000	±,I,L,X	Mirant Corp. - Escrow, due 06/15/21	$—
10,000,000	I,X,±	Southern Energy - Escrow, due 07/15/49	—
Total Corporate Bonds/Notes (Cost $—)			—
Total Long-Term Investments (Cost $2,050,861,652)			2,480,655,585
Shares			Value
SHORT-TERM INVESTMENTS: 4.2%
		Affiliated Mutual Fund: 3.3%
84,973,000	S	ING Institutional Prime Money Market Fund - Class I	$84,973,000
Total Mutual Fund (Cost $84,973,000)			84,973,000

Principal Amount			Value
		Securities Lending Collateralcc: 0.9%
$22,843,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$22,843,000
422,017	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	337,614
Total Securities Lending Collateral (Cost $23,265,017)			23,180,614
Total Short-Term Investments (Cost $108,238,017)			108,153,614

Total Investments in Securities (Cost $2,159,099,669)*	100.6%	$2,588,809,199
Other Assets and Liabilities - Net	(0.6)	(15,587,424)
Net Assets	100.0%	$2,573,221,775

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

±  Defaulted security

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

X  Fair Value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $2,221,835,430.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$389,933,343
Gross Unrealized Depreciation	(22,959,574)
Net Unrealized Appreciation	$366,973,769

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$2,448,538,793	$—	$—	$2,448,538,793
Preferred Stock	—	32,116,792	—	32,116,792
Short-Term Investments	107,816,000	—	337,614	108,153,614
Total Investments, at value	$2,556,354,793	$32,116,792	$337,614	$2,588,809,199
Other Financial Instruments+:
Futures	240,734	—	—	240,734
Total Assets	$2,556,595,527	$32,116,792	$337,614	$2,589,049,933

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Common Stock	$—	$—	$—	$—	$(265)	$—	$265	$—	$—	$—	$—
Short-Term Investments	—	—	—	—	—	—	—	—	337,614	—	337,614
Total Investments, at value	$—	$—	$—	$—	$(265)	$—	$265	$—	$337,614	$—	$337,614

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

ING Growth and Income Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500	145	03/18/10	$40,262,875	$240,734
			$40,262,875	$240,734

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$240,734
Total Asset Derivatives		$240,734

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

  Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$8,812,125
Total	$8,812,125

  Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$216,288
Total	$216,288

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 90.5%
		Aerospace/Defense: 2.1%
159,126	@	Moog, Inc.	$4,651,253
163,700	@	Orbital Sciences Corp.	2,498,062
96,300	@	Teledyne Technologies, Inc.	3,694,068
			10,843,383
		Airlines: 0.7%
73,800	@,L	Allegiant Travel Co.	3,481,146
			3,481,146
		Apparel: 1.6%
170,800	@,L	True Religion Apparel, Inc.	3,158,092
195,201		Wolverine World Wide, Inc.	5,313,371
			8,471,463
		Auto Parts & Equipment: 0.8%
192,600		Cooper Tire & Rubber Co.	3,861,630
			3,861,630
		Banks: 5.5%
261,609		Bank Mutual Corp.	1,810,334
243,854		FirstMerit Corp.	4,911,220
79,200		IBERIABANK Corp.	4,261,752
185,800		MB Financial Corp.	3,663,976
328,648		Old National Bancorp.	4,085,095
104,018		Prosperity Bancshares, Inc.	4,209,608
136,600	@	SVB Financial Group	5,694,854
			28,636,839
		Biotechnology: 1.9%
61,991	@	Acorda Therapeutics, Inc.	1,563,413
27,300	@,L	AMAG Pharmaceuticals, Inc.	1,038,219
49,889	@	Cubist Pharmaceuticals, Inc.	946,394
48,700	@	Dendreon Corp.	1,279,836
78,726	@	Human Genome Sciences, Inc.	2,409,016
111,400	@	InterMune, Inc.	1,452,656
148,285	@,L	Medicines Co.	1,236,697
			9,926,231
		Chemicals: 2.8%
96,200		Albemarle Corp.	3,498,794
172,600		HB Fuller Co.	3,926,650
56,600	L	Minerals Technologies, Inc.	3,083,002
195,200		RPM International, Inc.	3,968,416
			14,476,862
		Commercial Services: 3.5%
117,737	L	Arbitron, Inc.	2,757,401
56,600	@	Capella Education Co.	4,261,980
116,600		Equifax, Inc.	3,601,774
69,200	@	FTI Consulting, Inc.	3,263,472
151,648	@	TrueBlue, Inc.	2,245,907
39,178		Watson Wyatt Worldwide, Inc.	1,861,739
			17,992,273
		Computers: 2.5%
105,600	@	CACI International, Inc.	5,158,560
455,169	@	Mentor Graphics Corp.	4,019,142
121,300	@	Micros Systems, Inc.	3,763,939
			12,941,641

Shares			Value
		Cosmetics/Personal Care: 0.9%
48,200	@,L	Chattem, Inc.	$4,497,060
			4,497,060
		Distribution/Wholesale: 3.1%
163,900	@	Fossil, Inc.	5,500,484
80,500		Owens & Minor, Inc.	3,455,865
115,300		Pool Corp.	2,199,924
101,800		Watsco, Inc.	4,986,164
			16,142,437
		Diversified Financial Services: 3.0%
178,081		Duff & Phelps Corp.	3,251,759
119,500	@,L	KBW, Inc.	3,269,520
92,447	@	Stifel Financial Corp.	5,476,560
300,600		SWS Group, Inc.	3,637,260
			15,635,099
		Electric: 3.8%
113,620		Black Hills Corp.	3,025,701
225,800		Cleco Corp.	6,171,114
147,400	@	El Paso Electric Co.	2,989,272
78,818		Idacorp, Inc.	2,518,235
236,868		Portland General Electric Co.	4,834,476
			19,538,798
		Electrical Components & Equipment: 0.7%
241,222	@,L	Advanced Energy Industries, Inc.	3,637,628
			3,637,628
		Electronics: 2.7%
102,000		Brady Corp.	3,061,020
131,800	@,L	FEI Co.	3,078,848
87,654	@	Flir Systems, Inc.	2,868,039
152,700		Watts Water Technologies, Inc.	4,721,484
			13,729,391
		Entertainment: 1.2%
146,200	@	Bally Technologies, Inc.	6,036,598
			6,036,598
		Environmental Control: 1.4%
51,739	@	Clean Harbors, Inc.	3,084,162
124,893	@	Waste Connections, Inc.	4,163,933
			7,248,095
		Food: 2.2%
131,200	@	American Italian Pasta Co.	4,564,448
151,469		Flowers Foods, Inc.	3,598,903
209,700		Spartan Stores, Inc.	2,996,613
			11,159,964
		Gas: 0.5%
75,300		WGL Holdings, Inc.	2,525,562
			2,525,562
		Hand/Machine Tools: 0.9%
85,500		Regal-Beloit Corp.	4,440,870
			4,440,870

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Healthcare-Products: 3.5%
68,800	@	Gen-Probe, Inc.	$2,951,520
81,575	@	Greatbatch, Inc.	1,568,687
88,900	@	Haemonetics Corp.	4,902,835
69,600	@,L	Luminex Corp.	1,039,128
167,591		Meridian Bioscience, Inc.	3,611,586
106,624	@	Micrus Endovascular Corp.	1,600,426
79,652		Steris Corp.	2,227,866
			17,902,048
		Healthcare-Services: 3.1%
143,300	@	AMERIGROUP Corp.	3,863,368
310,421	@	Healthsouth Corp.	5,826,599
155,500	@	Psychiatric Solutions, Inc.	3,287,270
99,400		Universal Health Services, Inc.	3,031,700
			16,008,937
		Home Builders: 0.4%
107,300		Ryland Group, Inc.	2,113,810
			2,113,810
		Housewares: 0.5%
66,100		Toro Co.	2,763,641
			2,763,641
		Insurance: 3.5%
182,000		Delphi Financial Group	4,071,340
71,700	@	Navigators Group, Inc.	3,377,787
136,600		Platinum Underwriters Holdings Ltd.	5,230,414
95,918	@,L	ProAssurance Corp.	5,151,756
			17,831,297
		Internet: 2.0%
141,863	@	Blue Coat Systems, Inc.	4,048,770
163,400	@	j2 Global Communications, Inc.	3,325,190
304,100	@	Valueclick, Inc.	3,077,492
			10,451,452
		Investment Companies: 0.9%
489,813		Apollo Investment Corp.	4,667,918
			4,667,918
		Leisure Time: 0.4%
275,100	L	Callaway Golf Co.	2,074,254
			2,074,254
		Machinery-Diversified: 2.6%
97,200	@	AGCO Corp.	3,143,448
92,827		Gardner Denver, Inc.	3,949,789
261,900	@	Intermec, Inc.	3,368,034
51,268	L	Nordson Corp.	3,136,576
			13,597,847
		Metal Fabricate/Hardware: 0.6%
204,211		Commercial Metals Co.	3,195,902
			3,195,902
		Miscellaneous Manufacturing: 1.4%
205,300		Actuant Corp.	3,804,209
213,990	L	Barnes Group, Inc.	3,616,431
			7,420,640

Shares			Value
		Oil & Gas: 3.1%
82,000	@	Bill Barrett Corp.	$2,551,020
141,528	@,L	Carrizo Oil & Gas, Inc.	3,749,077
215,500		Frontier Oil Corp.	2,594,620
360,800	@	McMoRan Exploration Co.	2,893,616
100,500	@	Unit Corp.	4,271,250
			16,059,583
		Oil & Gas Services: 1.6%
35,765	L	Core Laboratories NV	4,224,562
74,800	@	Dril-Quip, Inc.	4,224,704
			8,449,266
		Packaging & Containers: 1.0%
89,400		Silgan Holdings, Inc.	5,174,472
			5,174,472
		Pharmaceuticals: 1.0%
134,752	@	Nektar Therapeutics	1,255,889
113,100	@	Onyx Pharmaceuticals, Inc.	3,318,354
60,100	@	Savient Pharmaceuticals, Inc.	817,961
			5,392,204
		Retail: 5.3%
119,100		Casey's General Stores, Inc.	3,801,672
192,400	@,L	Dress Barn, Inc.	4,444,440
229,637	@	Jack in the Box, Inc.	4,516,960
132,619	@,L	Jo-Ann Stores, Inc.	4,806,113
222,500	@	OfficeMax, Inc.	2,823,525
189,912	@	Papa John's International, Inc.	4,436,344
678,400	@	Wet Seal, Inc.	2,340,480
			27,169,534
		Savings & Loans: 2.5%
349,300		Flushing Financial Corp.	3,933,118
82,668		NewAlliance Bancshares, Inc.	992,843
250,080		Northwest Bancshares, Inc.	2,830,906
272,629		Provident Financial Services, Inc.	2,903,499
290,196		Westfield Financial, Inc.	2,394,117
			13,054,483
		Semiconductors: 4.1%
31,100	@	Emulex Corp.	338,990
183,100	@	Formfactor, Inc.	3,984,256
144,925	@	MKS Instruments, Inc.	2,523,144
213,400	@	ON Semiconductor Corp.	1,880,054
74,200		Power Integrations, Inc.	2,697,912
260,500	@	QLogic Corp.	4,915,635
363,137		Verigy Ltd.	4,673,573
			21,013,564
		Software: 4.6%
86,692	@	Ansys, Inc.	3,767,634
172,800	@,L	Informatica Corp.	4,468,608
126,300	@	Progress Software Corp.	3,689,223
256,700	@	Quest Software, Inc.	4,723,280
163,700		Solera Holdings, Inc.	5,894,837
246,250	@	THQ, Inc.	1,241,100
			23,784,682

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Telecommunications: 4.0%
228,360		Alaska Communications Systems Group, Inc.	$1,822,313
76,400	@	Anixter International, Inc.	3,598,440
146,500		NTELOS Holdings Corp.	2,610,630
226,437	@,L	Polycom, Inc.	5,654,132
117,800	@	SBA Communications Corp.	4,024,048
533,500	@	Tellabs, Inc.	3,030,280
			20,739,843
		Transportation: 2.6%
105,211	@	Atlas Air Worldwide Holdings, Inc.	3,919,110
260,000		Heartland Express, Inc.	3,970,200
99,681	@	HUB Group, Inc.	2,674,441
77,900	@,L	Kirby Corp.	2,713,257
			13,277,008
Total Common Stock (Cost $386,269,178)			467,365,355
REAL ESTATE INVESTMENT TRUSTS: 5.8%
		Apartments: 0.8%
89,900		Mid-America Apartment Communities, Inc.	4,340,372
			4,340,372
		Diversified: 0.8%
111,800		Entertainment Properties Trust	3,943,186
			3,943,186
		Hotels: 0.5%
315,628		DiamondRock Hospitality Co.	2,673,369
			2,673,369
		Mortgage: 1.4%
565,600		MFA Mortgage Investments, Inc.	4,157,160
225,469		Redwood Trust, Inc.	3,260,282
			7,417,442
		Office Property: 0.8%
119,100		Highwoods Properties, Inc.	3,971,985
			3,971,985
		Single Tenant: 0.8%
183,572		National Retail Properties, Inc.	3,895,398
			3,895,398
		Storage: 0.7%
511,299		U-Store-It Trust	3,742,709
			3,742,709
Total Real Estate Investment Trusts (Cost $26,663,656)			29,984,461

Shares			Value
EXCHANGE-TRADED FUNDS: 1.5%
		Exchange-Traded Funds: 1.5%
125,965	L	iShares Russell 2000 Index Fund	$7,842,581
Total Exchange-Traded Funds (Cost $7,671,856)			7,842,581
Total Long-Term Investments (Cost $420,604,690)			505,192,397
SHORT-TERM INVESTMENTS: 8.5%

		Affiliated Mutual Fund: 4.4%
	23,022,000	ING Institutional Prime Money Market Fund - Class I	23,022,000
Total Mutual Fund (Cost $23,022,000)			23,022,000
Principal Amount			Value
		Securities Lending Collateralcc: 4.1%
$19,799,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$19,799,000
1,704,289	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,363,431
Total Securities Lending Collateral (Cost $21,503,289)			21,162,431
Total Short-Term Investments (Cost $44,525,289)			44,184,431

Total Investments in Securities (Cost $465,129,979)*	106.3%	$549,376,828
Other Assets and Liabilities - Net	(6.3)	(32,616,005)
Net Assets	100.0%	$516,760,823

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $490,021,411.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$66,794,004
Gross Unrealized Depreciation	(7,438,587)
Net Unrealized Appreciation	$59,355,417

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$467,365,355	$—	$—	$467,365,355
Real Estate Investment Trusts	29,984,461	—	—	29,984,461
Exchange-Traded Funds	7,842,581	—	—	7,842,581
Short-Term Investments	42,821,000	—	1,363,431	44,184,431
Total Investments, at value	$548,013,397	$—	$1,363,431	$549,376,828

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,363,431	$—	$1,363,431
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,363,431	$—	$1,363,431

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 98.2%
		Aerospace/Defense: 2.9%
15,100		Lockheed Martin Corp.	$1,137,785
33,900		Raytheon Co.	1,746,528
26,300		United Technologies Corp.	1,825,483
			4,709,796
		Agriculture: 3.5%
84,700		Archer-Daniels-Midland Co.	2,651,957
54,600		Reynolds American, Inc.	2,892,162
			5,544,119
		Banks: 7.3%
68,800		Capital One Financial Corp.	2,637,792
98,600		JPMorgan Chase & Co.	4,108,662
29,500		PNC Financial Services Group, Inc.	1,557,305
38,300		State Street Corp.	1,667,582
65,300		Wells Fargo & Co.	1,762,447
			11,733,788
		Beverages: 1.3%
46,600		Molson Coors Brewing Co.	2,104,456
			2,104,456
		Biotechnology: 2.0%
57,300	@	Amgen, Inc.	3,241,461
			3,241,461
		Computers: 8.7%
45,500	@	Computer Sciences Corp.	2,617,615
129,900	@	Dell, Inc.	1,865,364
213,600	@	EMC Corp.	3,731,592
43,700		International Business Machines Corp.	5,720,330
			13,934,901
		Cosmetics/Personal Care: 3.2%
85,300		Procter & Gamble Co.	5,171,739
			5,171,739
		Diversified Financial Services: 1.8%
12,300		Blackrock, Inc.	2,856,060
			2,856,060
		Electric: 3.2%
64,700		DTE Energy Co.	2,820,273
96,900	@	NRG Energy, Inc.	2,287,809
			5,108,082
		Electronics: 2.2%
27,200	L	Garmin Ltd.	835,040
54,700	@	Thermo Fisher Scientific, Inc.	2,608,643
			3,443,683
		Food: 1.0%
134,800		Sara Lee Corp.	1,641,864
			1,641,864
		Forest Products & Paper: 0.8%
50,100		International Paper Co.	1,341,678
			1,341,678

Shares			Value
		Healthcare-Services: 1.4%
72,900		UnitedHealth Group, Inc.	$2,221,992
			2,221,992
		Household Products/Wares: 1.6%
38,900		Kimberly-Clark Corp.	2,478,319
			2,478,319
		Insurance: 4.3%
54,600		Chubb Corp.	2,685,228
48,700		Travelers Cos., Inc.	2,428,182
89,200		UnumProvident Corp.	1,741,184
			6,854,594
		Media: 2.1%
198,300		Comcast Corp. - Class A	3,343,338
			3,343,338
		Miscellaneous Manufacturing: 5.2%
58,800		Cooper Industries PLC	2,507,232
286,100		General Electric Co.	4,328,693
30,200		ITT Corp.	1,502,148
			8,338,073
		Office/Business Equipment: 1.0%
72,700		Pitney Bowes, Inc.	1,654,652
			1,654,652
		Oil & Gas: 4.9%
56,900		Ensco International PLC ADR	2,272,586
36,700		ExxonMobil Corp.	2,502,573
75,700		Noble Corp.	3,080,990
			7,856,149
		Oil & Gas Services: 2.1%
74,200		National Oilwell Varco, Inc.	3,271,478
			3,271,478
		Packaging & Containers: 2.3%
55,600	@	Crown Holdings, Inc.	1,422,248
91,000	@	Pactiv Corp.	2,196,740
			3,618,988
		Pharmaceuticals: 10.5%
95,200		AmerisourceBergen Corp.	2,481,864
78,200		Cardinal Health, Inc.	2,521,168
35,800		McKesson Corp.	2,237,500
132,000	@	Mylan Laboratories	2,432,760
282,800		Pfizer, Inc.	5,144,132
50,300	@	Watson Pharmaceuticals, Inc.	1,992,383
			16,809,807
		Pipelines: 2.0%
148,100		Williams Cos., Inc.	3,121,948
			3,121,948
		Retail: 6.0%
124,400		Gap, Inc.	2,606,180
87,200		Home Depot, Inc.	2,522,696
33,300		Ross Stores, Inc.	1,422,243
63,200		Target Corp.	3,056,984
			9,608,103

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Savings & Loans: 1.3%
152,500		Hudson City Bancorp., Inc.	$2,093,825
			2,093,825
		Semiconductors: 4.1%
163,900	@	Marvell Technology Group Ltd.	3,400,925
117,900		Texas Instruments, Inc.	3,072,474
			6,473,399
		Software: 6.5%
83,300		CA, Inc.	1,870,918
167,500		Microsoft Corp.	5,107,075
141,000		Oracle Corp.	3,460,140
			10,438,133
		Telecommunications: 5.0%
84,400	@	Amdocs Ltd.	2,407,932
198,400		AT&T, Inc.	5,561,152
			7,969,084
		Total Common Stock (Cost $142,733,465)	156,983,509
EXCHANGE-TRADED FUNDS: 0.8%
		Exchange-Traded Funds: 0.8%
10,900	L	SPDR Trust Series 1	1,214,696
		Total Exchange-Traded Funds (Cost $1,110,856)	1,214,696
		Total Long-Term Investments (Cost $143,844,321)	158,198,205
SHORT-TERM INVESTMENTS: 2.0%

	Affiliated Mutual Fund: 0.7%
1,208,000	ING Institutional Prime Money Market Fund - Class I	1,208,000
Total Mutual Fund (Cost $1,208,000)		1,208,000

Principal Amount			Value
		Securities Lending Collateralcc: 1.3%
$1,697,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)	$1,697,000
400,919	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)	320,735
Total Securities Lending Collateral (Cost $2,097,919)			2,017,735
Total Short-Term Investments (Cost $3,305,919)			3,225,735

Total Investments in Securities (Cost $147,150,240)*	101.0%	$161,423,940
Other Assets and Liabilities - Net	(1.0)	(1,597,850)
Net Assets	100.0%	$159,826,090

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $147,521,131.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,757,622
Gross Unrealized Depreciation	(1,854,813)
Net Unrealized Appreciation	$13,902,809

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$156,983,509	$—	$—	$156,983,509
Exchange-Traded Funds	1,214,696	—	—	1,214,696
Short-Term Investments	2,905,000	—	320,735	3,225,735
Total Investments, at value	$161,103,205	$—	$320,735	$161,423,940

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$320,735	$—	$320,735
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$320,735	$—	$320,735

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009

Principal Amount			Value
CORPORATE BONDS/NOTES: 40.2%
		Advertising: 0.1%
$3,280,000		Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	$3,657,200
			3,657,200
		Agriculture: 0.5%
6,994,000	S	Altria Group, Inc., 9.700%, due 11/10/18	8,659,257
620,000		Philip Morris International, Inc., 5.650%, due 05/16/18	653,066
2,098,000		Philip Morris International, Inc., 6.875%, due 03/17/14	2,379,476
			11,691,799
		Apparel: 0.1%
3,360,000		Hanesbrands, Inc., 8.000%, due 12/15/16	3,439,800
			3,439,800
		Banks: 8.1%
3,714,000		American Express Bank FSB, 5.500%, due 04/16/13	3,961,832
4,100,000		Bank of America Corp., 5.420%, due 03/15/17	4,053,071
6,229,000		Bank of America Corp., 8.000%, due 12/29/49	6,005,616
3,090,000		Bank of Ireland, 0.500%, due 12/29/49	1,050,600
12,377,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	12,615,756
6,952,000	#	Barclays Bank PLC, 7.375%, due 06/29/49	6,291,560
2,140,000		Capital One Financial Corp., 7.375%, due 05/23/14	2,425,273
8,011,000		Citigroup, Inc., 5.000%, due 09/15/14	7,730,743
4,753,000		Citigroup, Inc., 6.010%, due 01/15/15	4,858,498
11,605,000		Citigroup, Inc., 8.500%, due 05/22/19	13,423,213
14,907,000	^^	Deutsche Bank AG, London-Republic of Indonesia Government Bond Credit Linked Notes, 13.150%, due 01/25/12	15,217,066
6,112,000		Discover Bank/Greenwood DE, 8.700%, due 11/18/19	6,559,062
3,280,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	2,372,208
11,366,000		Fifth Third Bancorp., 8.250%, due 03/01/38	10,835,151
9,273,000		First Tennessee Bank NA, 5.650%, due 04/01/16	8,053,053
3,650,000		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	3,868,887
4,974,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	5,351,452
1,702,000		Goldman Sachs Group, Inc., 5.500%, due 11/15/14	1,818,570
8,271,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	8,883,484

Principal Amount			Value
$7,919,000	#	HSBC Capital Funding L.P./ Jersey Channel Islands, 9.547%, due 12/29/49	$8,235,760
3,796,000		JPMorgan Chase & Co., 4.650%, due 06/01/14	4,002,833
3,734,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	3,923,362
8,333,000		Morgan Stanley, 4.750%, due 04/01/14	8,388,864
7,619,000		Morgan Stanley, 7.300%, due 05/13/19	8,570,377
10,406,000		National City Preferred Capital Trust I, 12.000%, due 12/29/49	12,016,859
9,695,000	#	Rabobank, 11.000%, due 12/29/49	11,853,495
3,084,000		USB Capital XIII Trust, 6.625%, due 12/15/39	3,144,665
4,439,000		Wachovia Bank NA, 6.000%, due 11/15/17	4,653,768
5,798,000		Wachovia Bank NA, 6.600%, due 01/15/38	6,139,728
1,586,000		Wachovia Corp., 5.250%, due 08/01/14	1,643,584
7,105,000		Wells Fargo Capital XIII, 7.700%, due 12/29/49	6,927,375
			204,875,765
		Beverages: 0.8%
4,714,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	4,996,312
7,979,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19	9,357,396
2,540,000		Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	2,854,013
1,606,000		Dr Pepper Snapple Group, Inc., 7.450%, due 05/01/38	1,892,726
			19,100,447
		Chemicals: 0.7%
2,116,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	2,329,881
3,316,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	3,909,378
4,795,000		Dow Chemical Co., 7.600%, due 05/15/14	5,461,323
5,310,000	#	Nova Chemicals Corp., 8.375%, due 11/01/16	5,416,200
975,000	#	Nova Chemicals Corp., 8.625%, due 11/01/19	996,938
			18,113,720
		Coal: 0.2%
3,630,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	3,856,875
			3,856,875
		Commercial Services: 0.6%
6,819,000		RR Donnelley & Sons Co., 8.600%, due 08/15/16	7,432,642
630,000		Service Corp. International, 7.000%, due 06/15/17	614,250

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Commercial Services (continued)
$6,555,000	&,#	ServiceMaster Co, 10.750%, due 07/15/15	$6,849,975
			14,896,867
		Computers: 0.2%
6,235,000		Seagate Technology, Inc., 6.800%, due 10/01/16	6,063,538
			6,063,538
		Diversified Financial Services: 4.3%
9,176,000	#	Aiful Corp., 4.450%, due 02/16/10	8,816,607
3,018,000		American Express Credit Corp., 5.125%, due 08/25/14	3,183,444
4,859,000	S	American Express Credit Corp., 7.300%, due 08/20/13	5,465,330
11,084,000	#	Cantor Fitzgerald L.P., 7.875%, due 10/15/19	10,865,568
3,840,000		Capital One Bank USA NA, 6.500%, due 06/13/13	4,131,310
5,127,000		Capital One Bank USA NA, 8.800%, due 07/15/19	6,068,548
5,412,000		Capital One Capital V, 10.250%, due 08/15/39	6,307,767
3,403,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	3,336,121
8,190,000		Credit Suisse/Guernsey, 5.860%, due 12/31/49	7,166,250
3,668,000		FIA Card Services NA, 6.625%, due 06/15/12	3,945,877
6,198,000		Fund American Cos., Inc., 5.875%, due 05/15/13	6,189,453
4,154,000		General Electric Capital Corp., 3.750%, due 11/14/14	4,151,312
3,166,000		General Electric Capital Corp., 5.875%, due 01/14/38	2,940,983
1,157,000		General Electric Capital Corp., 6.000%, due 08/07/19	1,203,177
7,130,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	7,386,545
3,124,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	3,141,463
4,259,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	4,246,415
10,226,000	S	International Lease Finance Corp., 6.625%, due 11/15/13	8,238,383
4,167,000		Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	4,209,991
2,908,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	3,138,180
2,001,000	S	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	2,655,601
522,654	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	533,089

Principal Amount			Value
$4,098,000	#,±	Twin Reefs Pass-through Trust, 2.231%, due 12/10/49	$410
			107,321,824
		Electric: 3.7%
7,450,000		AES Corp., 8.000%, due 10/15/17	7,682,813
3,604,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	3,507,114
2,277,000	#	Allegheny Energy Supply Co. LLC, 6.750%, due 10/15/39	2,174,157
2,816,000		Ameren Corp., 8.875%, due 05/15/14	3,165,885
940,000		Ameren Energy Generating Co., 6.300%, due 04/01/20	924,749
1,410,000		Commonwealth Edison Co., 6.150%, due 03/15/12	1,521,860
10,274,000		Commonwealth Edison Co., 6.950%, due 07/15/18	11,190,770
3,056,000		DTE Energy Co., 7.050%, due 06/01/11	3,238,899
658,000		DTE Energy Co., 7.625%, due 05/15/14	735,249
2,103,000		Duke Energy Corp., 3.950%, due 09/15/14	2,132,793
3,648,000		Duke Energy Corp., 6.300%, due 02/01/14	4,015,033
2,834,000		Entergy Texas, Inc., 7.125%, due 02/01/19	3,146,573
2,201,000		FirstEnergy Solutions Corp., 4.800%, due 02/15/15	2,249,074
3,197,000		Indiana Michigan Power, 7.000%, due 03/15/19	3,571,314
2,236,000		Jersey Central Power and Light, 7.350%, due 02/01/19	2,542,209
803,006	#	Juniper Generation, LLC, 6.790%, due 12/31/14	751,293
3,504,000		Metropolitan Edison, 7.700%, due 01/15/19	4,028,272
2,398,000		Nevada Power Co., 7.125%, due 03/15/19	2,681,822
1,959,000		Nisource Finance Corp., 6.125%, due 03/01/22	2,003,526
9,278,000		NorthWestern Corp., 5.875%, due 11/01/14	9,633,988
4,673,000		Oncor Electric Delivery Co., 6.800%, due 09/01/18	5,199,278
3,856,000		Oncor Electric Delivery Co., 7.500%, due 09/01/38	4,572,827
2,117,000		Progress Energy, Inc., 6.050%, due 03/15/14	2,319,762
2,607,000		Progress Energy, Inc., 7.050%, due 03/15/19	2,921,595
3,553,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	3,743,928
4,562,000		Southwestern Electric Power, 5.550%, due 01/15/17	4,609,983
			94,264,766
		Electronics: 0.2%
4,360,000		Jabil Circuit, Inc., 7.750%, due 07/15/16	4,599,800
			4,599,800

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Energy-Alternate Sources: 0.0%
$4,000,000	I,X,±	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	$400
4,900,000	I,X,±	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	490
617,699	I,X,±	PEA Lima, LLC, due 03/20/14	62
			952
		Entertainment: 0.7%
6,350,000		AMC Entertainment, Inc., 8.750%, due 06/01/19	6,508,750
6,265,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	6,421,625
3,810,000	#	Warner Music Group, 9.500%, due 06/15/16	4,100,513
1,565,000	L	WMG Holdings Corp., 9.500%, due 12/15/14	1,592,388
			18,623,276
		Food: 1.0%
1,615,000	#	Dole Food Co., Inc., 8.000%, due 10/01/16	1,647,300
4,105,000		HJ Heinz Co., 5.350%, due 07/15/13	4,416,372
5,116,000		Kraft Foods, Inc., 6.125%, due 02/01/18	5,388,258
3,278,000		Kraft Foods, Inc., 6.125%, due 08/23/18	3,461,961
1,994,000		Kraft Foods, Inc., 6.500%, due 08/11/17	2,166,866
5,345,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	5,826,050
1,615,000		Tyson Foods, Inc., 7.850%, due 04/01/16	1,663,450
			24,570,257
		Forest Products & Paper: 0.1%
2,508,000		Domtar Corp., 10.750%, due 06/01/17	2,959,440
			2,959,440
		Gas: 0.3%
6,588,000		Sempra Energy, 6.500%, due 06/01/16	7,154,146
			7,154,146
		Healthcare-Products: 0.7%
4,715,000	&,S	Biomet, Inc., 10.375%, due 10/15/17	5,139,350
4,863,000		Boston Scientific Corp., 4.500%, due 01/15/15	4,878,357
2,590,000		Boston Scientific Corp., 6.000%, due 01/15/20	2,651,365
2,979,000		Boston Scientific Corp., 7.375%, due 01/15/40	3,210,620
2,403,000		Zimmer Holdings, Inc., 5.750%, due 11/30/39	2,363,975
			18,243,667
		Healthcare-Services: 0.4%
2,475,000		HCA, Inc., 9.250%, due 11/15/16	2,663,719
4,720,000	&	HCA, Inc., 9.625%, due 11/15/16	5,121,200

Principal Amount			Value
$2,508,000		US Oncology, Inc., 9.125%, due 08/15/17	$2,645,940
			10,430,859
		Holding Companies-Diversified: 0.1%
2,410,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	2,476,275
			2,476,275
		Home Builders: 0.1%
2,306,000		Toll Brothers Finance Corp., 6.750%, due 11/01/19	2,262,477
			2,262,477
		Insurance: 2.8%
10,157,000		Aegon NV, 3.570%, due 12/31/49	5,151,630
6,987,000		American International Group, Inc., 5.850%, due 01/16/18	5,741,728
8,151,000		Genworth Financial, Inc., 6.515%, due 05/22/18	7,470,579
2,824,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	2,915,667
4,366,000		Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	4,258,797
3,601,000		Lincoln National Corp., 8.750%, due 07/01/19	4,121,330
5,274,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	6,107,049
2,673,000		Principal Financial Group, Inc., 7.875%, due 05/15/14	2,952,914
9,190,000		Protective Life Corp., 8.450%, due 10/15/39	8,889,028
2,449,000		Prudential Financial, Inc., 4.750%, due 09/17/15	2,486,401
2,288,000		Prudential Financial, Inc., 5.700%, due 12/14/36	2,074,001
4,220,000		Prudential Financial, Inc., 6.000%, due 12/01/17	4,360,623
1,395,000		Prudential Financial, Inc., 6.625%, due 12/01/37	1,434,551
3,798,000		Prudential Financial, Inc., 7.375%, due 06/15/19	4,265,568
6,744,000	#	Teachers Insurance & Annuity Association of America, 6.850%, due 12/16/39	6,994,088
			69,223,954
		Investment Companies: 0.1%
2,657,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	2,789,970
			2,789,970
		Iron/Steel: 0.4%
1,500,000		ArcelorMittal, 7.000%, due 10/15/39	1,584,455
5,878,000		ArcelorMittal, 9.850%, due 06/01/19	7,615,090

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Iron/Steel (continued)
$685,000		Steel Dynamics, Inc., 7.750%, due 04/15/16	$709,831
			9,909,376
		Lodging: 0.5%
8,757,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	8,762,210
3,890,000	#	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	3,958,075
			12,720,285
		Machinery-Diversified: 0.1%
3,240,000	#	Case New Holland, Inc., 7.750%, due 09/01/13	3,329,100
			3,329,100
		Media: 4.0%
4,730,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	4,948,763
7,625,000	#	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	7,842,325
761,000		Comcast Corp., 5.700%, due 05/15/18	801,332
2,093,000		Comcast Corp., 5.900%, due 03/15/16	2,256,924
2,810,000		Comcast Corp., 6.300%, due 11/15/17	3,079,558
3,373,000		Comcast Corp., 6.500%, due 01/15/17	3,739,443
3,935,000	#	COX Communications, Inc., 6.250%, due 06/01/18	4,195,229
3,855,000	#	COX Communications, Inc., 6.950%, due 06/01/38	4,096,404
573,000	#	Cox Communications, Inc., 8.375%, due 03/01/39	715,717
3,376,000	#	Cox Enterprises, Inc., 7.375%, due 07/15/27	3,567,595
1,674,000		Discovery Communications, LLC, 5.625%, due 08/15/19	1,731,654
2,475,000		DISH DBS Corp., 7.125%, due 02/01/16	2,539,969
4,755,000	#	Mediacom LLC / Mediacom Capital Corp., 9.125%, due 08/15/19	4,873,875
3,740,000	#	News America, Inc., 5.650%, due 08/15/20	3,902,065
1,927,000	S	News America, Inc., 6.150%, due 03/01/37	1,923,437
4,379,000		News America, Inc., 6.650%, due 11/15/37	4,640,632
4,844,000		News America, Inc., 6.900%, due 03/01/19	5,467,486
2,281,000		Time Warner Cable, Inc., 3.500%, due 02/01/15	2,256,096
941,000		Time Warner Cable, Inc., 5.000%, due 02/01/20	914,294
6,568,000		Time Warner Cable, Inc., 6.750%, due 07/01/18	7,227,145
6,737,000	S	Time Warner Cable, Inc., 8.750%, due 02/14/19	8,224,348

Principal Amount			Value
$1,865,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	$2,235,790
4,923,000		Time Warner, Inc., 5.500%, due 11/15/11	5,228,960
7,139,000		Time Warner, Inc., 7.700%, due 05/01/32	8,407,672
2,657,000		Viacom, Inc., 4.250%, due 09/15/15	2,681,216
1,809,000		Viacom, Inc., 5.625%, due 09/15/19	1,892,315
			99,390,244
		Mining: 0.3%
3,844,000		Newmont Mining Corp., 5.125%, due 10/01/19	3,853,106
2,796,000		Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	3,353,528
			7,206,634
		Miscellaneous Manufacturing: 0.7%
8,169,000		General Electric Co., 5.250%, due 12/06/17	8,361,061
6,763,000		Tyco International Finance, 8.500%, due 01/15/19	8,181,397
			16,542,458
		Office/Business Equipment: 0.1%
1,996,000		Xerox Corp., 4.250%, due 02/15/15	1,984,339
933,000		Xerox Corp., 5.625%, due 12/15/19	933,455
			2,917,794
		Oil & Gas: 0.8%
2,566,000		Hess Corp., 8.125%, due 02/15/19	3,099,661
3,783,000		Marathon Oil Corp., 6.500%, due 02/15/14	4,188,420
2,793,000		Marathon Oil Corp., 7.500%, due 02/15/19	3,228,906
4,060,000		Pioneer Natural Resources Co., 7.500%, due 01/15/20	4,082,143
6,235,000		Plains Exploration & Production Co., 8.625%, due 10/15/19	6,437,638
			21,036,768
		Oil & Gas Services: 0.2%
3,301,000		Weatherford International Ltd., 9.625%, due 03/01/19	4,121,979
			4,121,979
		Packaging & Containers: 0.1%
1,963,000	#	Solo Cup Co., 10.500%, due 11/01/13	2,100,410
			2,100,410
		Pharmaceuticals: 0.1%
2,316,000		Express Scripts, Inc., 6.250%, due 06/15/14	2,529,519
763,000		Express Scripts, Inc., 7.250%, due 06/15/19	868,423
			3,397,942

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Pipelines: 1.3%
$4,483,000		Enbridge Energy Partners, 9.875%, due 03/01/19	$5,685,650
3,770,000		Energy Transfer Partners, 9.700%, due 03/15/19	4,663,803
1,893,000		Northwest Pipeline Corp., 7.000%, due 06/15/16	2,134,297
3,597,000		Plains All American Pipeline L.P., 4.250%, due 09/01/12	3,714,370
5,126,000		Plains All American Pipeline LP, 5.750%, due 01/15/20	5,139,507
2,106,000		Trans-Canada Pipelines, 7.125%, due 01/15/19	2,466,587
2,337,000		Trans-Canada Pipelines, 7.625%, due 01/15/39	2,887,749
2,894,000		Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	3,161,055
1,848,000		Williams Cos., Inc., 8.750%, due 01/15/20	2,208,447
			32,061,465
		Real Estate: 0.4%
2,092,000		AvalonBay Communities, Inc., 5.700%, due 03/15/17	2,125,326
1,560,000	#	Felcor Lodging L.P., 10.000%, due 10/01/14	1,581,450
2,748,000		ProLogis, 7.375%, due 10/30/19	2,715,304
4,524,000		Simon Property Group, Inc., 6.750%, due 05/15/14	4,825,687
			11,247,767
		Retail: 1.1%
7,971,000		CVS Caremark Corp., 6.125%, due 09/15/39	7,926,865
2,890,000		CVS Caremark Corp., 6.600%, due 03/15/19	3,168,006
5,540,000	#	Limited Brands, 8.500%, due 06/15/19	6,052,450
2,660,000	#	QVC, Inc., 7.500%, due 10/01/19	2,726,500
6,275,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	6,902,500
			26,776,321
		Telecommunications: 3.5%
5,490,000		AT&T, Inc., 6.550%, due 02/15/39	5,803,907
4,623,000		AT&T, Inc., 6.700%, due 11/15/13	5,220,370
1,938,000		British Telecommunications PLC, 5.150%, due 01/15/13	2,022,332
4,066,000		British Telecommunications PLC, 5.950%, due 01/15/18	4,139,038
12,280,000		Cellco Partnership/Verizon Wireless Capital, LLC, 5.550%, due 02/01/14	13,339,396
5,224,000		CenturyTel, Inc., 7.600%, due 09/15/39	5,369,729
2,081,000		Cisco Systems, Inc., 4.450%, due 01/15/20	2,045,509
5,622,000		Cisco Systems, Inc., 5.500%, due 01/15/40	5,395,051

Principal Amount			Value
$2,370,000		Cricket Communications, Inc., 9.375%, due 11/01/14	$2,393,700
2,516,000		Cricket Communications, Inc., 10.000%, due 07/15/15	2,563,175
5,840,000		Crown Castle International Corp., 7.125%, due 11/01/19	5,810,800
4,125,000		Embarq Corp., 7.995%, due 06/01/36	4,449,955
2,375,000		Frontier Communications Corp., 8.125%, due 10/01/18	2,416,563
4,723,000	#	Intelsat Subsidiary Holding Co. Ltd., 8.875%, due 01/15/15	4,888,305
2,370,000	L	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	2,411,475
2,360,000		Nextel Communications, Inc., 5.950%, due 03/15/14	2,215,450
2,508,000		Qwest Communications International, Inc., 7.500%, due 02/15/14	2,529,945
2,475,000		Sprint Nextel Corp., 6.000%, due 12/01/16	2,270,813
1,782,000		Telefonica Emisones SAU, 5.855%, due 02/04/13	1,926,752
2,007,000		Telefonica Emisones SAU, 5.877%, due 07/15/19	2,155,109
2,441,000		Telefonica Emisones SAU, 6.421%, due 06/20/16	2,712,957
4,726,000	S	Verizon Communications, Inc., 8.950%, due 03/01/39	6,414,595
			88,494,926
		Transportation: 0.8%
2,815,000		CSX Corp., 6.250%, due 04/01/15	3,104,070
7,491,000		CSX Corp., 7.450%, due 04/01/38	8,884,026
3,856,000		Union Pacific Corp., 5.125%, due 02/15/14	4,098,068
4,222,000		Union Pacific Corp., 5.700%, due 08/15/18	4,430,060
			20,516,224
Total Corporate Bonds/Notes (Cost $951,744,200)			1,012,387,367
U.S. GOVERNMENT AGENCY OBLIGATIONS: 29.6%
		Federal Home Loan Mortgage Corporation##: 9.2%
5,065,139	S	3.333%, due 03/15/38	4,085,928
4,106,986	S	4.883%, due 03/15/33	4,247,139
965,416	S	4.966%, due 04/01/35	1,018,485
35,511,000	W	5.000%, due 01/15/39	36,415,430
10,948,663	S,^	5.000%, due 05/15/17- 01/15/29	713,832
45,104,446	S	5.000%, due 12/15/17- 02/15/35	47,155,666
7,586,265		5.000%, due 08/15/16	8,054,870
55,665		5.074%, due 11/01/35	58,487

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Federal Home Loan Mortgage Corporation## (continued)
$86,212,876	S	5.500%, due 08/15/20- 02/15/34	$90,772,836
74,255	S	5.699%, due 03/01/36	78,659
4,100,087	S,^	6.000%, due 04/15/33	553,114
26,550,030	S	6.000%, due 01/15/29- 02/01/36	28,396,964
53,220,816	S,^	6.167%, due 10/15/37	6,185,621
10,367,312	S,^	6.517%, due 05/15/35	1,389,469
1,076,450	S	7.000%, due 09/01/26- 11/01/31	1,185,869
411,939	S	7.500%, due 11/01/28	464,140
			230,776,509
		Federal National Mortgage Association##: 15.4%
7,906,285	S,^	4.000%, due 11/01/18	1,013,215
41,297,000	W	4.500%, due 01/25/24- 01/25/39	41,366,806
1,086,357	S	4.941%, due 04/01/35	1,129,519
13,464,000	W	5.000%, due 01/13/40	13,817,430
65,250,463	S	5.000%, due 02/25/29- 05/01/39	67,355,045
1,277,139	S	5.009%, due 07/01/35	1,350,726
754,518	S	5.245%, due 08/01/35	796,474
37,934,000	W	5.500%, due 01/25/39	39,712,156
23,581,292	S	5.500%, due 11/01/16- 01/01/39	24,759,742
114,939		5.500%, due 12/01/16- 10/01/18	122,299
65,677,000	W	6.000%, due 01/15/33- 01/15/39	69,567,394
6,151,535	S,^	6.000%, due 08/25/33	1,147,646
51,502,861	S	6.000%, due 08/01/16- 12/25/49	54,782,109
10,124,695		6.000%, due 06/01/16- 10/01/38	10,770,126
23,601,015	S,^	6.219%, due 04/25/37	2,851,043
13,213,762	S,^	6.359%, due 06/25/36	1,616,823
6,307,155	S,^	6.369%, due 08/25/25	296,060
10,980,252	S,^	6.469%, due 08/25/26	1,530,569
16,363,000	W	6.500%, due 01/15/32	17,526,311
6,384,496	S	6.500%, due 01/01/23- 01/01/39	6,850,580
38,039		6.500%, due 02/01/28	41,231
26,223,930	S,^	6.509%, due 01/25/37	3,324,271
54,658,701	S,^	6.519%, due 10/25/35	6,924,782
10,337,127	S	7.000%, due 11/01/25- 04/01/38	11,365,671
265,695		7.000%, due 08/01/25- 06/01/31	295,158
1,230,908	S	7.500%, due 09/01/31- 01/25/48	1,388,569
163,030		7.500%, due 11/01/29- 11/01/30	184,014
143,543	S	10.000%, due 02/25/19	165,707
5,859,143	S	14.922%, due 03/25/38	6,528,732
537,064	S	27.675%, due 02/25/34	683,661
			389,263,869
		Government National Mortgage Association: 5.0%
42,621	S	4.125%, due 12/20/29	43,599
60,212		4.375%, due 04/20/28	61,930

Principal Amount			Value
$33,400,000	W	4.500%, due 01/15/40	$33,431,329
7,478,254	S	4.500%, due 04/15/39	7,498,835
9,406,000		4.500%, due 01/20/40	9,400,140
7,048,000	W	5.000%, due 01/15/39	7,248,431
106,107,065	S,^	5.000%, due 04/20/38- 06/16/39	13,270,418
9,072,000	W	5.500%, due 01/15/39	9,504,335
13,525,194	S	5.500%, due 03/20/39- 09/20/39	14,195,444
7,736,929		5.500%, due 09/15/38	8,116,873
93,884,612	S,^	5.967%, due 06/20/38- 04/20/39	9,668,289
49,889,481	S,^	6.067%, due 05/20/39	5,051,405
30,005,994	S,^	6.167%, due 04/20/38	3,192,929
9,682,720	S,^	6.268%, due 05/16/38	1,135,875
1,687,501	S	6.500%, due 01/15/29- 01/15/32	1,824,355
316,902	S	7.000%, due 04/15/26- 05/15/32	351,735
219,137		7.000%, due 04/15/26- 02/15/28	243,639
548,169	S	7.500%, due 06/15/22- 04/15/32	617,393
354,225		7.500%, due 04/15/22- 06/15/32	399,094
			125,256,048
Total U.S. Government Agency Obligations (Cost $723,790,876)			745,296,426
U.S. TREASURY OBLIGATIONS: 18.7%
		U.S. Treasury Notes: 18.7%
158,570,000	L	0.750%, due 11/30/11	157,585,280
28,208,000	L	1.000%, due 10/31/11	28,191,442
85,901,000	L	1.125%, due 12/15/12	84,551,753
31,778,000	L	2.125%, due 11/30/14	31,035,761
10,260,000		2.625%, due 12/31/14	10,233,560
51,790,000	L	3.375%, due 11/15/19	49,831,975
110,242,000		4.500%, due 08/15/39	107,778,863
Total U.S. Treasury Obligations (Cost $479,252,667)			469,208,634
ASSET-BACKED SECURITIES: 3.5%
		Automobile Asset-Backed Securities: 2.4%
7,285,000	#,S	Bank of America Auto Trust, 2.130%, due 09/15/13	7,357,618
5,385,000	#,S	Bank of America Auto Trust, 2.670%, due 07/15/13	5,476,691
4,680,000	S	CarMax Auto Owner Trust, 5.810%, due 12/16/13	5,009,879
4,258,000	S	Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	4,327,719
11,355,000	S	Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	11,603,106
4,736,000	S	Harley-Davidson Motorcycle Trust, 5.520%, due 11/15/13	4,974,537
3,194,000	S	Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	3,236,585

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Automobile Asset-Backed Securities (continued)
$4,887,000	S	Honda Auto Receivables Owner Trust, 4.880%, due 09/18/14	$5,148,345
2,792,000	S	Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	2,811,500
3,246,000	S	Nissan Auto Receivables Owner Trust, 2.940%, due 07/15/11	3,275,731
2,017,500	S	Nissan Auto Receivables Owner Trust, 4.280%, due 06/16/14	2,100,123
1,473,000	S	Nissan Auto Receivables Owner Trust, 4.460%, due 04/16/12	1,510,227
4,541,000	S	USAA Auto Owner Trust, 5.070%, due 06/15/13	4,744,758
			61,576,819
		Home Equity Asset-Backed Securities: 0.3%
3,328,000	#,S	Irwin Home Equity, 5.960%, due 08/25/37	1,133,516
350,262	S	Merrill Lynch Mortgage Investors Trust, 0.591%, due 07/25/34	247,294
2,294,307	S	Morgan Stanley Capital, Inc., 1.431%, due 06/25/33	1,706,323
94,060	S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	93,102
685,660	S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 06/25/37	653,286
3,813,348	S	Specialty Underwriting & Residential Finance, 0.431%, due 12/25/36	2,937,874
268,936		Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	266,788
500,000		Wells Fargo Home Equity Trust, 4.430%, due 05/25/34	491,186
			7,529,369
		Other Asset-Backed Securities: 0.8%
245,961	S	Amortizing Residential Collateral Trust, 0.481%, due 05/25/32	127,900
2,651,456	S	Bear Stearns Asset-Backed Securities, Inc., 0.611%, due 06/25/36	1,408,217
992,384	S	Bear Stearns Asset-Backed Securities, Inc., 0.631%, due 07/25/36	242,479
553,553	S	CenterPoint Energy Transition Bond Co., LLC, 4.192%, due 02/01/20	580,191
359,020	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.831%, due 07/25/33	301,681

Principal Amount			Value
$7,990	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	$7,846
85,000		Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	50,323
4,449,388	S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	4,319,774
1,965,459	S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	1,398,978
3,360,000	#,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	2,947,869
2,876,000	#,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	1,824,009
2,102,392	S	Equity One, Inc., 5.050%, due 09/25/33	1,794,498
2,094,712	S	First Horizon Asset Back Trust, 0.361%, due 09/25/29	950,196
6,265,000	#,I,X	Hudson Mezzanine Funding, 1.004%, due 06/12/42	6
1,776,618	S	Lehman XS Trust, 0.511%, due 08/25/35	1,233,755
718,714	S	Merrill Lynch Mortgage Investors Trust, 0.411%, due 09/25/36	237,667
1,511		Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	1,498
41,053		Residential Asset Mortgage Products, Inc., 0.851%, due 06/25/33	28,354
2,062,787	S	Structured Asset Securities Corp., 4.910%, due 06/25/33	1,506,960
			18,962,201
Total Asset-Backed Securities (Cost $103,429,595)			88,068,389
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.3%
687,370	S	American Home Mortgage Assets, 1.334%, due 02/25/47	94,129
4,049,862	S	American Home Mortgage Assets, 1.544%, due 09/25/46	802,452
13,558,414	S	American Home Mortgage Investment Trust, 0.611%, due 11/25/45	3,771,151
1,658,649	S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	1,687,871
9,891,466	S	Banc of America Funding Corp., 5.259%, due 09/20/35	7,163,153
4,300,365	S	Banc of America Funding Corp., 5.500%, due 03/25/36	3,702,853

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$4,557,450	S	Banc of America Mortgage Securities, Inc., 5.140%, due 09/25/35	$3,756,790
1,040,575	S	Bear Stearns Alternative-A Trust, 0.551%, due 07/25/34	696,267
239,038	S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	242,031
8,699,527	S	Chase Mortgage Finance Corp., 5.403%, due 12/25/35	7,276,812
4,183,885	S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	3,891,694
5,915,000	S	Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	5,290,506
5,089,110	#,S	Citigroup Mortgage Loan Trust, Inc., 5.426%, due 11/19/35	4,648,256
189,698,634	#,S,^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.087%, due 12/11/49	1,595,290
11,020,000	S	Commercial Mortgage Pass-through Certificates, 5.816%, due 12/10/49	10,019,273
3,229,039	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.551%, due 04/25/35	646,462
9,417,690	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.000%, due 04/25/35	7,885,563
11,232,442	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 10/25/35	9,419,020
899,789	S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	906,594
560,889	S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	554,203
1,011,251	S	Credit Suisse First Boston Mortgage Securities Corp., 5.000%, due 08/25/20	956,642
3,201,762	S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	3,319,313
310,933	S	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	313,873
459,414	S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	469,185
2,820,000	S	GE Capital Commercial Mortgage Corp., 6.531%, due 05/15/33	2,929,311
2,156,826	S	GMAC Commercial Mortgage Securities, Inc., 5.785%, due 11/15/39	2,194,651

Principal Amount			Value
$2,752,885	S	GMAC Mortgage Corp. Loan Trust, 4.596%, due 10/19/33	$2,658,531
12,844,657	S	GMAC Mortgage Corp. Loan Trust, 4.978%, due 06/25/34	12,001,033
5,858,192	S	GMAC Mortgage Corp. Loan Trust, 5.260%, due 03/18/35	4,892,316
3,958,383	S	GMAC Mortgage Corp. Loan Trust, 5.426%, due 11/19/35	3,299,946
102,008		GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	100,719
9,650,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	8,547,929
10,133,061	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	9,018,627
3,675,000	S	Greenwich Capital Commercial Funding Corp., 5.918%, due 07/10/38	3,359,064
5,077,981	S	GSAA Trust, 5.242%, due 06/25/34	4,730,548
2,494,465	S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	2,197,731
584,482	S	Homebanc Mortgage Trust, 1.091%, due 08/25/29	353,387
15,000,000	S	JPMorgan Alternative Loan Trust, 0.401%, due 08/25/36	6,526,506
853,213	S	JPMorgan Alternative Loan Trust, 5.502%, due 01/25/36	596,004
749,353,565	S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.157%, due 02/15/51	5,055,439
234,437	S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	238,286
3,010,898	S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	3,062,770
10,320,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	9,607,598
213,941	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	216,566
767,704	S	JPMorgan Commercial Mortgage Finance Corp., 7.371%, due 08/15/32	767,452
11,197,086	S	JPMorgan Mortgage Trust, 4.777%, due 07/25/35	9,935,221
7,716,639	S	JPMorgan Mortgage Trust, 5.290%, due 07/25/35	7,020,387

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$10,957,592	S	JPMorgan Mortgage Trust, 5.399%, due 11/25/35	$9,548,177
310,929	S	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	311,310
10,405,000	S	LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	10,090,030
5,110,000	S	LB-UBS Commercial Mortgage Trust, 5.197%, due 11/15/30	5,030,619
5,000,000	S	LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	4,775,542
5,000,000	S	LB-UBS Commercial Mortgage Trust, 5.882%, due 06/15/38	4,743,692
1,600,000	S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	1,484,809
5,000,000	S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	5,223,157
2,803,187	S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	2,845,551
4,123,250	S	Lehman Mortgage Trust, 5.000%, due 12/25/35	3,123,078
3,243,895	S	Lehman Mortgage Trust, 6.414%, due 04/25/36	2,828,609
2,685,716	S	Luminent Mortgage Trust, 0.431%, due 10/25/46	1,447,752
9,127,411	#,S	LVII Resecuritization Trust, 5.777%, due 11/27/37	9,218,685
62,695	S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	54,648
403,261	S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	385,970
1,064,726	S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	1,072,495
3,319,593	#,S	MASTR Reperforming Loan Trust, 0.591%, due 07/25/35	2,668,404
821,838	S	MLCC Mortgage Investors, Inc., 0.461%, due 04/25/29	673,686
375,434	S	MLCC Mortgage Investors, Inc., 0.551%, due 01/25/29	311,538
1,430,000	S	Morgan Stanley Capital I, 5.685%, due 07/12/44	1,451,571
1,548,634	S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	1,570,230
4,527,219	S	Morgan Stanley Dean Witter Capital I, 6.390%, due 10/15/35	4,740,352
659,897	S	Morgan Stanley Dean Witter Capital I, 7.200%, due 10/15/33	673,055

Principal Amount			Value
$1,673,617	S	Nomura Asset Securities Corp., 6.690%, due 03/15/30	$1,778,595
1,391,116	S	Prime Mortgage Trust, 0.731%, due 02/25/35	974,630
1,577,359	S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	1,590,581
7,898,601	S	RAAC Series, 5.250%, due 09/25/34	7,542,728
722,650	S	Residential Funding Mortgage Securities I, 0.681%, due 05/25/33	706,539
558,790	S	Sequoia Mortgage Trust, 0.503%, due 01/20/35	437,474
1,057,350	S	Structured Asset Mortgage Investments, Inc., 0.473%, due 04/19/35	532,378
892,369	S	Structured Asset Securities Corp., 5.500%, due 07/25/33	772,742
1,454,070	S	Thornburg Mortgage Securities Trust, 0.581%, due 12/25/33	1,160,115
1,588,544	S	Thornburg Mortgage Securities Trust, 0.601%, due 09/25/44	1,376,660
6,970,000	S	TIAA Seasoned Commercial Mortgage Trust, 6.072%, due 08/15/39	7,235,788
5,000,000	S	Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	4,701,300
2,534,362	S	Wachovia Bank Commercial Mortgage Trust, 5.506%, due 03/15/45	2,574,530
6,740,702		Washington Mutual Mortgage Pass-through Certificates, 0.521%, due 09/25/46	724,857
737,714	S	Washington Mutual Mortgage Pass-through Certificates, 0.670%, due 06/25/44	478,240
4,374,755	S	Washington Mutual Mortgage Pass-through Certificates, 1.354%, due 07/25/47	2,235,524
1,274,792		Washington Mutual Mortgage Pass-through Certificates, 1.384%, due 11/25/46	287,627
8,541,362	S	Washington Mutual Mortgage Pass-through Certificates, 1.534%, due 06/25/46	4,524,600
2,972,846	S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	2,900,915
2,733,107		Wells Fargo Mortgage-Backed Securities Trust, 4.863%, due 08/25/34	2,674,207

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Principal Amount			Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	$4,220,827	S	Wells Fargo Mortgage-Backed Securities Trust, 5.000%, due 12/25/33	$3,704,868
	9,926,563	#,S	Wells Fargo Mortgage-Backed Securities Trust, 5.322%, due 06/26/35	8,437,578
Total Collateralized Mortgage Obligations (Cost $347,592,669)				310,044,841
	OTHER BONDS: 2.6%
			Foreign Government Bonds: 2.4%
BRL	108,166,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/11	61,613,552
Total Other Bonds (Cost $64,535,042)				61,613,552
	Shares			Value
	PREFERRED STOCK: 0.2%
			Diversified Financial Services: 0.2%
	8,057	#,P	Zurich RegCaPS Funding Trust	$5,589,544
Total Preferred Stock (Cost $7,654,150)				5,589,544
Total Long-Term Investments (Cost $2,677,999,199)				2,692,208,753
	SHORT-TERM INVESTMENTS: 16.6%

	Affiliated Mutual Fund: 0.9%
21,331,000	ING Institutional Prime Money Market Fund - Class I	21,331,000
Total Mutual Fund (Cost $21,331,000)		21,331,000
Principal Amount		Value
	Commercial Paper: 1.7%
$2,000,000	CBA Del Finance, Inc., 0.250%, due 06/23/10	$1,997,580
10,000,000	Concord Minutemen Capital Co., LLC, 0.440%, due 03/01/10	9,993,312
10,000,000	Crown Point Capital Co., 0.440%, due 03/01/10	9,993,312
20,000,000	Volkswagen America, 0.300%, due 01/11/10	19,998,166
Total Commercial Paper (Cost $41,980,533)		41,982,370

Principal Amount			Value
		Securities Lending Collateralcc: 14.0%
$345,458,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$345,458,000
9,207,559	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	7,366,046
Total Securities Lending Collateral (Cost $354,665,559)			352,824,046
Total Short-Term Investments (Cost $417,977,092)			416,137,416

Total Investments in Securities (Cost $3,095,976,291)*	123.5%	$3,108,346,169
Other Assets and Liabilities - Net	(23.5)	(592,093,965)
Net Assets	100.0%	$2,516,252,204

&  Payment-in-kind

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^  Structured Product

BRL  Brazilian Real

*  Cost for federal income tax purposes is $3,100,691,052.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$105,968,322
Gross Unrealized Depreciation	(98,313,205)
Net Unrealized Appreciation	$7,655,117

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Preferred Stock	$—	$5,589,544	$—	$5,589,544
Corporate Bonds/Notes	—	995,408,508	16,978,859	1,012,387,367
U.S. Government Agency Obligations	—	745,296,426	—	745,296,426
U.S. Treasury Obligations	—	469,208,634	—	469,208,634
Asset-Backed Securities	—	87,940,483	127,906	88,068,389
Collateralized Mortgage Obligations	—	287,740,322	22,304,519	310,044,841
Other Bonds	—	—	61,613,552	61,613,552
Short-Term Investments	366,789,000	41,982,370	7,366,046	416,137,416
Total Investments, at value	$366,789,000	$2,633,166,287	$108,390,882	$3,108,346,169
Other Financial Instruments+:
Forward foreign currency contracts	—	569,308	—	569,308
Futures	4,089,135	—	—	4,089,135
Swaps, net of upfront payments	—	6,716,688	—	6,716,688
Total Assets	$370,878,135	$2,640,452,283	$108,390,882	$3,119,721,300
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(148,460)	$—	$(148,460)
Futures	(245,987)	—	—	(245,987)
Swaps, net of upfront payments	—	(9,757,479)	—	(9,757,479)
Total Liabilities	$(245,987)	$(9,905,939)	$—	$(10,151,926)

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Preferred Stock	$2,238,800	$—	$—	$—	$(2,805,884)	$—	$(13,401,298)	$13,968,382	$—	$—	$—
Corporate Bonds/Notes	31,972,922	14,907,000	—	—	(17,022,718)	(946,202)	(9,294,475)	8,648,967	1,760,841	(13,047,476)	16,978,859
Asset-Backed Securities	8,989,267	—	—	—	(8,210,460)	(43,689)	(1,847,877)	1,112,765	127,900	—	127,906
Collateralized Mortgage Obligations	321,571	19,776,060	—	—	(3,237,852)	25,861	(93,266)	863,888	4,648,257	—	22,304,519
Other Bonds	—	64,535,042	—	—	—	—	—	(2,921,490)	—	—	61,613,552
Short-Term Investments	—	—	—	—	—	—	—	—	7,366,046	—	7,366,046
Total Investments, at value	$43,522,560	$99,218,102	$—	$—	$(31,276,914)	$(964,030)	$(24,636,916)	$21,672,512	$13,903,045	$(13,047,476)	$108,390,882
Other Financial Instruments+:
Swaps, net of upfront payments	1,701,544	—	—	—	(1,625,672)	—	1,625,672	(1,701,544)	—	—	—
Total Assets	$45,224,104	$99,218,102	$—	$—	$(32,902,586)	$(964,030)	$(23,011,244)	$19,970,968	$13,903,045	$(13,047,476)	$108,390,882

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(2,904,673).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Brazilian Real BRL 22,696,449	BUY	01/08/10	USD 12,672,501	13,013,336	$340,835
Indian Rupee INR 718,681,828	BUY	01/08/10	15,582,867	15,434,407	(148,460)
					$192,375
Brazilian Real BRL 111,849,310	SELL	01/08/10	64,358,887	64,130,414	$228,473
					$228,473

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	73	03/22/10	$8,428,078	$(245,987)
			$8,428,078	$(245,987)
Short Contracts
U.S. Treasury 2-Year Note	2,012	03/31/10	$435,126,427	$2,537,355
U.S. Treasury Long Bond	288	03/22/10	33,228,000	1,551,780
			$468,354,427	$4,089,135

ING Intermediate Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	2,758,500	$(69,405)	$—	$(69,405)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	1,710,000	600,961	430,033	170,928
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	3,460,000	1,215,980	835,103	380,877
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	13,751,000	4,832,642	1,806,176	3,026,466
							$6,580,178	$3,071,312	$3,508,866

Credit Default Swaps on Credit Indices — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.13 Index	Sell	5.000%	12/20/14	USD	49,021,830	$(347,326)	$(1,184,460)	$837,134
							$(347,326)	$(1,184,460)	$837,134

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Implied Credit Spread at 12/31/09(5)	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Inc. 7.875%, 10/15/11	Sell	2.600%	09/20/11	1.18%	USD	2,761,000	$67,105	$—	$67,105
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	1,710,000	(1,031,893)	(478,488)	(553,405)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	3,460,000	(2,087,925)	(1,056,159)	(1,031,766)
Goldman Sachs International	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	3,435,000	(2,072,839)	(949,006)	(1,123,833)
JPMorgan Chase Bank, N.A. New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	6,874,000	(4,148,091)	(953,052)	(3,195,039)
								$(9,273,643)	$(3,436,705)	$(5,836,938)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in the table above and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$4,089,135
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	569,308
Credit contracts	Unrealized appreciation on swap agreements, net of upfront payments	6,716,688
Total Asset Derivatives		$11,375,131
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$245,987
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	148,460
Credit contracts	Unrealized depreciation on swap agreements, net of upfront payments	9,757,479
Total Liability Derivatives		$10,151,926

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

  Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Foreign exchange
contracts	$—	$(2,613,308)	$—	$—	$—	$(2,613,308)
Interest rate contracts	—	—	5,138,827	1,649,278	—	6,788,105
Credit contracts	(6,479,600)	—	—	32,321,265	4,056,000	29,897,665
Total	$(6,479,600)	$(2,613,308)	$5,138,827	$33,970,543	$4,056,000	$34,072,462

  Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Foreign exchange
contracts	$—	$2,717,418	$—	$—	$—	$2,717,418
Interest rate contracts	—	—	18,676,138	(1,803,696)	—	16,872,442
Credit contracts	—	—	—	(37,295,065)	—	(37,295,065)
Total	$—	$2,717,418	$18,676,138	$(39,098,761)	$—	$(17,705,205)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2009

Principal Amount		Value
CERTIFICATES OF DEPOSIT: 6.4%
$14,000,000	BNP Paribas, 0.160%, due 01/29/10	$14,000,000
1,500,000	BNP Paribas, 0.220%, due 02/08/10	1,501,233
22,000,000	BNP Paribas, 0.270%, due 06/02/10	22,000,000
10,500,000	Natixis, 0.220%, due 01/14/10	10,500,000
16,000,000	Rabobank USA Financial Corp., 0.270%, due 06/02/10	16,000,000
3,000,000	Societe Generale, 0.300%, due 05/17/10	2,999,999
6,000,000	Svenska Handelsbanken AB, 0.240%, due 02/26/10	6,000,047
7,000,000	Toronoto Dominion Bank, 0.230%, due 05/19/10	7,002,677
4,400,000	Toronoto Dominion Bank, 0.300%, due 05/17/10	4,400,497
Total Certificates of Deposit (Cost $84,404,453 )		84,404,453
COMMERCIAL PAPER: 64.0%
7,500,000	ANZ National Bank Ltd., 0.390%, due 03/04/10	7,494,833
12,500,000	ANZ National Bank Ltd., 0.390%, due 03/22/10	12,489,167
6,000,000	ANZ National Bank Ltd., 0.700%, due 09/17/10	5,969,783
9,000,000	ASB Finance Ltd., 0.340%, due 05/06/10	8,989,375
2,000,000	ASB Finance Ltd., 0.430%, due 01/22/10	1,999,475
10,000,000	ASB Finance Ltd., 0.490%, due 02/26/10	9,992,222
526,000	Barton Capital, LLC, 0.180%, due 01/11/10	525,971
17,000,000	Barton Capital, LLC, 0.180%, due 02/12/10	16,996,430
10,000,000	Barton Capital, LLC, 0.210%, due 01/13/10	9,999,233
15,000,000	Barton Capital, LLC, 0.230%, due 01/22/10	14,997,900
6,000,000	Barton Capital, LLC, 0.240%, due 01/06/10	5,999,758
2,000,000	Barton Capital, LLC, 0.260%, due 01/14/10	1,999,798
3,250,000	BNP Paribas, 0.180%, due 02/18/10	3,249,220
2,500,000	BNP Paribas, 0.220%, due 04/13/10	2,498,442
800,000	Cafco, LLC, 0.160%, due 01/07/10	799,975
1,000,000	Cafco, LLC, 0.210%, due 03/19/10	999,551
25,500,000	Cafco, LLC, 0.290%, due 02/18/10	25,489,800
26,250,000	Cafco, LLC, 0.320%, due 06/14/10	26,211,867
750,000	CBA Del Finance, Inc., 0.300%, due 06/10/10	749,000
10,750,000	Ciesco, LLC, 0.250%, due 03/11/10	10,744,849

Principal Amount		Value
$16,250,000	Ciesco, LLC, 0.250%, due 03/16/10	$16,241,526
24,000,000	Ciesco, LLC, 0.330%, due 01/13/10	23,997,120
9,000,000	Concord Minutemen Capital Co., LLC, 0.440%, due 03/01/10	8,993,363
12,500,000	Concord Minutemen Capital Co., LLC, 0.800%, due 06/23/10	12,451,944
4,250,000	Concord Minutemen Capital Co., LLC, 0.900%, due 05/03/10	4,237,038
23,000,000	Concord Minutemen Capital Co., LLC, 0.980%, due 02/18/10	22,969,333
4,000,000	Crown Point Capital Co., 0.440%, due 03/01/10	3,997,050
12,500,000	Crown Point Capital Co., 0.800%, due 06/24/10	12,451,667
4,250,000	Crown Point Capital Co., 0.900%, due 05/03/10	4,237,038
5,500,000	Crown Point Capital Co., 0.950%, due 03/19/10	5,488,707
23,000,000	Crown Point Capital Co., 0.980%, due 02/17/10	22,969,972
2,000,000	Danske Corp., 0.190%, due 02/22/10	1,999,451
1,000,000	Danske Corp., 0.190%, due 03/01/10	999,680
17,500,000	Danske Corp., 0.200%, due 03/23/10	17,492,125
10,500,000	Dexia Del, LLC, 0.280%, due 01/29/10	10,497,591
10,500,000	Dexia Del, LLC, 0.290%, due 01/21/10	10,498,250
11,200,000	Edison Asset Securities, LLC, 0.210%, due 02/23/10	11,196,537
11,000,000	Edison Asset Securities, LLC, 0.260%, due 03/01/10	10,995,313
8,250,000	Edison Asset Securities, LLC, 0.290%, due 06/01/10	8,239,965
11,500,000	Edison Asset Securities, LLC, 0.320%, due 04/21/10	11,488,756
12,000,000	Edison Asset Securities, LLC, 0.350%, due 03/09/10	11,991,960
6,750,000	Jupiter, 0.150%, due 01/11/10	6,749,700
5,000,000	Jupiter, 0.150%, due 01/21/10	4,999,556
32,250,000	Jupiter, 0.160%, due 01/12/10	32,248,334
2,500,000	Jupiter, 0.160%, due 01/14/10	2,499,847
3,250,000	Jupiter, 0.170%, due 02/09/10	3,249,401
10,000,000	Natexis Banques Populaires US Finance Co, LLC, 0.900%, due 05/21/10	9,965,000
7,000,000	Old Line Funding, LLC, 0.170%, due 02/03/10	6,998,845
1,800,000	Old Line Funding, LLC, 0.180%, due 01/13/10	1,799,886
3,250,000	Old Line Funding, LLC, 0.190%, due 03/22/10	3,248,628
7,500,000	Old Line Funding, LLC, 0.310%, due 01/20/10	7,498,641
19,000,000	Old Line Funding, LLC, 0.340%, due 02/25/10	18,989,840

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount		Value
COMMERCIAL PAPER (continued)
$10,000,000	Old Line Funding, LLC, 0.490%, due 02/18/10	$9,993,333
6,200,000	Park Avenue Receivables Corp., 0.140%, due 01/08/10	6,199,807
10,250,000	Park Avenue Receivables Corp., 0.150%, due 01/12/10	10,249,499
4,000,000	Park Avenue Receivables Corp., 0.150%, due 01/21/10	3,999,644
1,750,000	Park Avenue Receivables Corp., 0.160%, due 01/15/10	1,749,884
24,800,000	Park Avenue Receivables Corp., 0.160%, due 02/01/10	24,796,370
18,500,000	Royal Bank of Canada, 0.080%, due 01/22/10	18,499,137
9,000,000	Societe Generale, 0.230%, due 03/23/10	8,995,241
9,000,000	Societe Generale, 0.570%, due 05/21/10	8,980,050
8,000,000	Thunder Bay Funding, LLC, 0.170%, due 02/03/10	7,998,680
3,750,000	Thunder Bay Funding, LLC, 0.180%, due 02/08/10	3,749,248
13,250,000	Thunder Bay Funding, LLC, 0.200%, due 03/15/10	13,244,626
8,000,000	Thunder Bay Funding, LLC, 0.310%, due 02/02/10	7,997,724
9,000,000	Thunder Bay Funding, LLC, 0.340%, due 02/12/10	8,996,325
5,000,000	Thunder Bay Funding, LLC, 0.620%, due 01/20/10	4,998,285
16,750,000	Toyota Motor Credit Corp., 0.080%, due 01/08/10	16,749,707
12,000,000	Tulip Funding Corp., 0.160%, due 01/07/10	11,999,620
4,000,000	Tulip Funding Corp., 0.170%, due 01/13/10	3,999,760
5,000,000	Tulip Funding Corp., 0.180%, due 01/15/10	4,999,631
3,750,000	Tulip Funding Corp., 0.180%, due 01/19/10	3,749,653
19,157,000	Tulip Funding Corp., 0.200%, due 02/04/10	19,153,200
2,700,000	Variable Funding Capital Corp., 0.150%, due 01/29/10	2,699,664
11,000,000	Variable Funding Capital Corp., 0.160%, due 01/21/10	10,998,961
13,750,000	Variable Funding Capital Corp., 0.170%, due 02/09/10	13,747,468
21,750,000	Variable Funding Capital Corp., 0.170%, due 02/11/10	21,745,789
1,500,000	Westpac Banking Corp., 0.240%, due 02/16/10	1,499,521
750,000	Windmill Funding Corp., 0.180%, due 01/20/10	749,925
23,750,000	Windmill Funding Corp., 0.190%, due 02/08/10	23,745,237
21,000,000	Windmill Funding Corp., 0.210%, due 02/25/10	20,993,297
5,000,000	Windmill Funding Corp., 0.220%, due 01/05/10	4,999,844
19,500,000	Yorkstown Capital, LLC, 0.180%, due 02/17/10	19,495,418

Principal Amount			Value
$3,500,000		Yorkstown Capital, LLC, 0.190%, due 02/08/10	$3,499,261
4,000,000		Yorkstown Capital, LLC, 0.200%, due 04/12/10	3,997,756
21,500,000		Yorkstown Capital, LLC, 0.250%, due 02/11/10	21,493,634
Total Commercial Paper (Cost $850,643,912)			850,643,912
CORPORATE BONDS/NOTES: 7.3%
700,000	#	American Honda Finance Corp., 0.680%, due 02/05/10	700,252
3,250,000		Commonwealth Bank of Australia, 0.300%, due 01/05/10	3,250,002
19,000,000	#,C	Commonwealth Bank of Australia, 0.640%, due 01/05/11	19,000,000
5,390,000		Credit Suisse First Boston USA, Inc., 0.470%, due 08/15/10	5,393,278
5,500,000		Credit Suisse First Boston USA, Inc., 0.520%, due 01/15/10	5,500,596
1,750,000		Credit Suisse First Boston USA, Inc., 1.130%, due 08/15/10	1,790,412
3,000,000		Danske Corp., 0.770%, due 02/18/10	3,002,082
17,000,000		General Electric Capital Corp., 0.650%, due 06/09/10	17,050,288
4,500,000	#	Rabobank, 0.270%, due 12/16/10	4,500,000
2,000,000	#	Rabobank, 0.670%, due 05/19/10	2,003,392
2,750,000		Royal Bank of Canada, 0.280%, due 06/08/10	2,751,061
14,000,000	#	Svenska Handelsbanken AB, 0.310%, due 01/07/11	14,000,000
18,500,000CWestpac Banking Corp., 0.280%, due 01/28/11			18,500,000
Total Corporate Bonds/Notes (Cost $97,441,363)			97,441,363
U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.5%
2,500,000		Federal Home Loan Banks, 0.470%, due 12/30/10	2,499,627
4,990,000		Federal Home Loan Mortgage Corporation, 0.180%, due 07/12/10	4,992,258
8,500,000		Federal Home Loan Mortgage Corporation, 0.360%, due 12/15/10	8,596,508
35,220,000		Federal Home Loan Mortgage Corporation, 0.560%, due 07/12/10	35,876,917
4,750,000		Federal Home Loan Mortgage Corporation, 0.580%, due 07/16/10	4,818,300
5,500,000		Federal Home Loan Mortgage Corporation, 0.690%, due 01/05/10	5,499,474

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$3,300,000		Federal National Mortgage Association, 0.360%, due 12/15/10	$3,438,146
750,000		Federal National Mortgage Association, 0.410%, due 09/16/10	755,793
1,750,000		Federal National Mortgage Association, 0.440%, due 06/15/10	1,803,072
5,000,000		Federal National Mortgage Association, 0.500%, due 05/20/10	5,035,878
Total U.S. Government Agency Obligations (Cost $73,315,973)			73,315,973
U.S. TREASURY OBLIGATIONS: 3.6%
20,000,000	L	United States Treasury Note, 0.400%, due 12/31/10	20,094,370
26,750,000	L	United States Treasury Note, 0.500%, due 01/15/11	27,788,605
Total U.S. Treasury Obligations ( Cost $47,882,975 )			47,882,975
REPURCHASE AGREEMENTS: 13.8%

183,580,000	Goldman Sachs Repurchase Agreement dated 12/31/09, 0.010%, due 01/04/10, $183,580,204 to be received upon repurchase (Collateralized by $187,699,000 various U.S. Government Agency Obligations, 2.000%-4.200%, Market Value plus accrued interest $187,251,693, due 03/22/13-12/10/15)	183,580,000
Total Repurchase Agreement ( Cost $183,580,000 )		183,580,000

Principal Amount			Value
SECURITIES LENDING COLLATERALcc: 2.3%
29,168,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(2)	$29,168,000
747,006	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(2)(3)	597,605
Total Securities Lending Collateral ( Cost $29,915,006 )			29,765,605

Total Investments in Securities (Cost $1,367,183,682)*	102.9%	$1,367,034,281
Other Assets and Liabilities - Net	(2.9)	(38,605,332)
Net Assets	100.0%	$1,328,428,949

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.

(2)  Collateral received from brokers for securites lending was invested in these short-term investments.

(3)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(149,401)
Net Unrealized Depreciation	$(149,401)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Certificate of Deposit	$—	$84,404,453	$—	$84,404,453
Commercial Paper	—	850,643,912	—	850,643,912
Corporate Bonds	—	97,441,363	—	97,441,363
U.S. Treasury Obligations	—	73,315,973	—	73,315,973
U.S. Government Agency Obligations	—	47,882,975	—	47,882,975
Repurchase Agreements	—	183,580,000	—	183,580,000
Securities Lending	29,168,000	—	597,605	29,765,605
Total Investments, at value	$29,168,000	$1,337,268,676	$597,605	$1,367,034,281

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Securities Lending	$—	$—	$—	$—	$—	$—	$—	$—	$597,605	$—	$597,605
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$597,605	$—	$597,605

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Money market securities are valued using the amortized cost method, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the market value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 97.4%
		Biotechnology: 0.5%
22,600	@	Millipore Corp.	$1,635,110
			1,635,110
		Building Materials: 0.5%
184,100		Asahi Glass Co. Ltd.	1,751,173
			1,751,173
		Commercial Services: 1.9%
54,000		Automatic Data Processing, Inc.	2,312,280
132,400	@	Convergys Corp.	1,423,300
52,200	@	SuccessFactors, Inc.	865,476
91,500		Western Union Co.	1,724,775
			6,325,831
		Computers: 21.0%
46,000		Accenture PLC	1,909,000
90,400	@	Apple, Inc.	19,061,744
52,500	@	Cognizant Technology Solutions Corp.	2,378,250
23,200	@	Compellent Technologies, Inc.	526,176
47,200	@	Computer Sciences Corp.	2,715,416
318,600	@	EMC Corp.	5,565,942
27,400	@	Fortinet, Inc.	481,418
106,800		Fujitsu Ltd.	692,962
211,700		Hewlett-Packard Co.	10,904,667
73,700		International Business Machines Corp.	9,647,330
38,900	@	Manhattan Associates, Inc.	934,767
105,000	@	NetApp, Inc.	3,610,950
69,800	@	Riverbed Technolgoy, Inc.	1,603,306
50,900	@	Sandisk Corp.	1,475,591
131,100		Seagate Technology, Inc.	2,384,709
53,100	@	Synopsys, Inc.	1,183,068
68,300	@	Teradata Corp.	2,146,669
55,400	@	Western Digital Corp.	2,445,910
			69,667,875
		Electrical Components & Equipment: 0.4%
384,400		Hitachi Ltd.	1,181,694
			1,181,694
		Electronics: 4.2%
69,300	@	Agilent Technologies, Inc.	2,153,151
52,900		Amphenol Corp.	2,442,922
45,200	@	Arrow Electronics, Inc.	1,338,372
174,070	L	AU Optronics Corp. ADR	2,087,099
23,900		Nidec Corp.	2,208,908
32,600	@	Thermo Fisher Scientific, Inc.	1,554,694
91,500	@	TTM Technologies, Inc.	1,054,995
108,000	@	Vishay Intertechnology, Inc.	901,800
			13,741,941
		Hand/Machine Tools: 0.4%
22,600		Disco Corp.	1,415,605
			1,415,605

Shares			Value
		Healthcare-Products: 2.0%
9,600		Alcon, Inc.	$1,577,760
33,300		Covidien PLC	1,594,737
77,000		Medtronic, Inc.	3,386,460
			6,558,957
		Home Furnishings: 0.4%
90,900		Matsushita Electric Industrial Co. Ltd.	1,308,633
			1,308,633
		Internet: 12.3%
19,900	@	Amazon.com, Inc.	2,676,948
83,700	@	AsiaInfo Holdings, Inc.	2,550,339
4,700	@	Baidu.com ADR	1,932,781
66,700	@	Blue Coat Systems, Inc.	1,903,618
193,900	@	eBay, Inc.	4,564,406
47,900	@	F5 Networks, Inc.	2,537,742
17,910	@	Google, Inc. - Class A	11,103,842
40,600	@	McAfee, Inc.	1,647,142
31,400	@,L	Netease.com ADR	1,180,954
23,300	@	Perfect World Co. Ltd. ADR	918,952
11,100	@	Priceline.com, Inc.	2,425,350
148,100	@	Symantec Corp.	2,649,509
266,400	@	Yahoo!, Inc.	4,470,192
			40,561,775
		Machinery-Diversified: 0.3%
72,600	@	Hollysys Automation Technologies Ltd.	871,926
			871,926
		Miscellaneous Manufacturing: 0.5%
157,500		Konica Minolta Holdings, Inc.	1,623,073
			1,623,073
		Pharmaceuticals: 1.0%
31,000		Novartis AG	1,692,887
95,000		Pfizer, Inc.	1,728,050
			3,420,937
		Semiconductors: 21.9%
701,100		Advanced Semiconductor Engineering, Inc.	629,304
110,200		Altera Corp.	2,493,826
347,000		Applied Materials, Inc.	4,837,180
720,400		ARM Holdings PLC	2,057,057
218,500		ASM Pacific Technology	2,065,843
47,900		ASML Holding NV	1,632,911
46,500	@	Avago Technologies Ltd.	850,485
177,500	@	Broadcom Corp.	5,582,375
60,500	@	Cavium Networks, Inc.	1,441,715
397,100		Intel Corp.	8,100,840
105,800		KLA-Tencor Corp.	3,825,728
119,200	@	Lam Research Corp.	4,673,832
232,300	@	Marvell Technology Group Ltd.	4,820,225
292,800	@	Micron Technology, Inc.	3,091,968
36,000	@	Netlogic Microsystems, Inc.	1,665,360
103,600	@	Novellus Systems, Inc.	2,418,024
122,200	@	Nvidia Corp.	2,282,696

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Semiconductors (continued)
173,100	@	PMC - Sierra, Inc.	$1,499,046
82,600	@	QLogic Corp.	1,558,662
30	@	Rovi Corp.	956
3,600		Samsung Electronics Co. Ltd.	2,468,628
191,200		Siliconware Precision Industries Co. ADR	1,340,312
173,700		Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,987,128
173,600	@	Teradyne, Inc.	1,862,728
269,200		Texas Instruments, Inc.	7,015,352
92,200		Xilinx, Inc.	2,310,532
			72,512,713
		Software: 17.7%
120,000	@	Adobe Systems, Inc.	4,413,600
39,100	@	ArcSight, Inc.	1,000,178
142,300	@	Ariba, Inc.	1,781,596
55,200	@	Autodesk, Inc.	1,402,632
71,900	@	BMC Software, Inc.	2,883,190
63,900		CA, Inc.	1,435,194
114,000	@	Check Point Software Technologies	3,862,320
74,100	@	Citrix Systems, Inc.	3,083,301
71,700	@	Commvault Systems, Inc.	1,698,573
58,900	@	Electronic Arts, Inc.	1,045,475
64,300	@	Intuit, Inc.	1,974,653
25,400	@	Longtop Financial Technologies Ltd. ADR	940,308
374,300		Microsoft Corp.	11,412,406
59,700	@	Open Text Corp.	2,426,805
300,400		Oracle Corp.	7,371,816
67,200	@	Progress Software Corp.	1,962,912
80,500	@	Red Hat, Inc.	2,487,450
8,500		Software AG	926,314
82,700	@	Sybase, Inc.	3,589,180
34,900	@	Taleo Corp.	820,848
51,600	@	VMware, Inc.	2,186,808
			58,705,559
		Telecommunications: 12.4%
59,400	@	American Tower Corp.	2,566,674
32,900	@	Anaren, Inc.	495,145
90,800		AT&T, Inc.	2,545,124
47,800	@	Atheros Communications, Inc.	1,636,672
357,100	@	Cisco Systems, Inc.	8,548,974
138,000		Corning, Inc.	2,664,780
178,400	@	JDS Uniphase Corp.	1,471,800
116,000	@	Juniper Networks, Inc.	3,093,720
303,200	@	Motorola, Inc.	2,352,832
99,200		Nokia OYJ ADR	1,274,720
74,900	@	Polycom, Inc.	1,870,253
142,680		Qualcomm, Inc.	6,600,377
162,400	@	Tellabs, Inc.	922,432
72,800		Verizon Communications, Inc.	2,411,864
140,900		Vimpel-Communications OAO ADR	2,619,331
			41,074,698
Total Common Stock (Cost $262,750,174)			322,357,500

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.8%
		Securities Lending Collateralcc: 0.8%
$2,201,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$2,201,000
396,801	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	317,441
Total Short-Term Investments (Cost $2,597,801)			2,518,441

Total Investments in Securities (Cost $265,347,975)*	98.2%	$324,875,941
Other Assets and Liabilities - Net	1.8	6,047,189
Net Assets	100.0%	$330,923,130

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

1  Collateral received from brokers for securites lending was invested in these short-term investments.

2  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $272,594,113.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$55,040,956
Gross Unrealized Depreciation	(2,759,128)
Net Unrealized Appreciation	$52,281,828

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Biotechnology	$1,635,110	$—	$—	$1,635,110
Building Materials	—	1,751,173	—	1,751,173
Commercial Services	6,325,831	—	—	6,325,831
Computers	68,974,913	692,962	—	69,667,875
Electrical Components & Equipment	—	1,181,694	—	1,181,694
Electronics	11,533,033	2,208,908	—	13,741,941
Hand/Machine Tools	—	1,415,605	—	1,415,605
Healthcare-Products	6,558,957	—	—	6,558,957
Home Furnishings	—	1,308,633	—	1,308,633
Internet	39,642,823	918,952	—	40,561,775
Machinery-Diversified	871,926	—	—	871,926
Miscellaneous Manufacturing	—	1,623,073	—	1,623,073
Pharmaceuticals	1,728,050	1,692,887	—	3,420,937
Semiconductors	65,291,881	7,220,832	—	72,512,713
Software	57,779,245	926,314	—	58,705,559
Telecommunications	41,074,698	—	—	41,074,698
Total Common Stock	301,416,467	20,941,033	—	322,357,500
Short-Term Investments	2,201,000	—	317,441	2,518,441
Total Investments, at value	$303,617,467	$20,941,033	$317,441	$324,875,941
Other Financial Instruments+:
Forward foreign currency contracts	—	283,232	—	283,232
Total Assets	$303,617,467	$21,224,265	$317,441	$325,159,173

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$317,441	$—	$317,441
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$317,441	$—	$317,441

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are catagorized as Level 2 investments.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING BlackRock Science and Technology Opportunities Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Swiss Franc CHF 1,472,000	SELL	01/27/10	USD 1,459,177	1,423,213	$35,964
Swiss Franc CHF 32,000	SELL	01/27/10	31,496	30,939	557
EU Euro EUR 127,000	SELL	01/27/10	190,809	182,056	8,753
EU Euro EUR 460,000	SELL	01/27/10	686,902	659,415	27,487
British Pound GBP 765,000	SELL	01/27/10	1,253,967	1,235,426	18,541
British Pound GBP 101,000	SELL	01/27/10	166,570	163,109	3,461
Hong Kong Sar Dollar HKD 410,000	SELL	01/27/10	52,935	52,891	44
Japanese Yen JPY 635,256,000	SELL	01/27/10	6,961,526	6,821,798	139,728
Japanese Yen JPY 102,139,500	SELL	01/27/10	1,145,538	1,096,841	48,697
					$283,232

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$283,232
Total Asset Derivatives		$283,232

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

  Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Forward Foreign Currency Contracts
Foreign exchange contracts	$(836,657)
Total	$(836,657)

  Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Forward Foreign Currency Contracts
Foreign exchange contracts	$885,076
Total	$885,076

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount
ING Balanced Portfolio
Class ADV	NII	$0.3525
Class I	NII	$0.4346
Class S	NII	$0.4036
Class S2	NII	$0.4346
ING Growth and Income Portfolio
Class ADV	NII	$0.1966
Class I	NII	$0.2618
Class S	NII	$0.2269
Class S2	NII	$0.0883
ING Small Company Portfolio
Class ADV	NII	$0.0792
Class I	NII	$0.0813
Class S	NII	$0.0712
Class S2	NII	$0.0813
Fund Name	Type	Per Share Amount
ING Opportunistic LargeCap Portfolio
Class ADV	NII	$0.2103
Class I	NII	$0.2811
Class S	NII	$0.2472
ING Intermediate Bond Portfolio
Class ADV	NII	$0.7316
Class I	NII	$0.7858
Class S	NII	$0.7281
Class S2	NII	$0.7676
ING Money Market Portfolio
Class I	NII	$0.0028
Class I	STCG	$0.0005

NII — Net investment income
STCG — Short-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	36.76%
ING Growth and Income Portfolio	100.00%
ING Small Company Portfolio	100.00%
ING Opportunistic LargeCap Portfolio	100.00%
ING Intermediate Bond Portfolio	0.04%

For the year ended December 31, 2009, the following are percentages of ordinary income dividends paid by the Portfolios that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Growth and Income Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Registrants are managed under the direction of the Board. A Director/Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent director/trustee ("Non-Interested Director/Trustee"). The Directors/Trustees of the Registrants are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Registrants and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held With the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Complex Overseen by Director/Trustee(2)	Other Directorships Held by Director/Trustee
Independent Directors/Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director/Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	42	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director/Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	42	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director/Trustee	June 1991 - Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	42	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director/Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	42	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director/Trustee	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008)	42	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 59	Director/Trustee	January 2009 - Present	President, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006).	42	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)(CONTINUED)

Name, Address and Age	Position(s) Held With the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Complex Overseen by Director/Trustee(2)	Other Directorships Held by Director/Trustee
Directors/Trustees who are "Interested Persons:"

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director/Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)(CONTINUED)

Name, Address and Age	Position(s) Held With Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)(CONTINUED)

Name, Address and Age	Position(s) Held With Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" and, collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2010, followed by specific considerations with respect to each Fund covered by this report (each, a "Portfolio").

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the "Independent Consultant") to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant's findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the "Global Transition") that is expected to provide the benefits of centralized and collaborative operations to ING's asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Advisor and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Portfolio-by-Portfolio analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Funds, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Portfolio, are set forth below under "Portfolio-by-Portfolio Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under "Portfolio-by-Portfolio Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Portfolio-by-Portfolio Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2010, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2009 and the management fees and expense data described below are as of June 30, 2009.

ING Balanced Portfolio

In evaluating the investment performance of ING Balanced Portfolio, the Board noted that the Portfolio underperformed its Morningstar category median for all periods presented. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Portfolio outperformed the Composite Benchmark for the most recent calendar quarter and year-to-date periods but underperformed for the one-year, three year and five-year periods. The Board considered the fact that the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, in the fourth quintile for the three-year and five-year periods and in the fifth quintile for the year-to-date and one-year periods. The Board noted that the Sub-Adviser took efforts to refine the quantitative-based model for selecting stocks for the equity component of the Portfolio based on dynamic factor weightings during 2009 and that management has represented to the Board that an enhanced quantitative model under the direction of the Deputy CIO of IIM Europe will be implemented in the first part of 2010. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager for each of the fixed income and equity components of the Portfolio during the first part of 2009. Lastly, management has represented to the Board that a full proposal relating to actions, which may include a reorganization or strategy change, to be taken to address the long-term viability of the Portfolio will be presented to the Board during the first part of 2010. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio of ING Balanced Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING BlackRock Science and Technology Opportunities Portfolio

In evaluating the investment performance of ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, three-year and five-year periods but underperformed for the year-to-date and one-year periods; (2) the Portfolio outperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and five-year period, in the third quintile for the three-year period, in the fifth quintile for the year-to-date period and in the fourth quintile for the one-year period. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group. Additionally, the Board noted that in April 2008, ING Blackrock Technology Portfolio merged with and into the Portfolio, and, in connection with the merger, the Adviser agreed to implement a lower expense cap for the Portfolio, which resulted in a management fee waiver of .03 of 1% (three basis points) of the Portfolio's average net assets.

ING Opportunistic LargeCap Portfolio

In evaluating the investment performance of ING Opportunistic LargeCap Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the one-year and three-year periods but underperformed for the most recent calendar quarter, year-to-date and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, one-year, three-year and five-year periods and in the fifth quintile for the year-to-date period. The Board further noted that in November 2007 the Portfolio transitioned to a quantitative, opportunistic large-cap growth strategy and that the model used in implementing the strategy has been refined throughout 2008 and 2009. The Board also considered that prior to May 2009, the Portfolio was managed with a "value" orientation

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and that in connection with the merger of ING Opportunistic Large-Cap Growth Portfolio with and into the Portfolio, the orientation of the Portfolio was shifted to a "core" investment focus. Lastly, the Board noted that management has represented to the Board that a full proposal relating to actions to be taken to address the long-term viability of the Portfolio, which may include a shift in the manner in which the Sub-Adviser selects securities for the Fund's portfolio from a quantitative methodology to a fundamental methodology, will be presented to the Board in the first part of 2010. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Opportunistic LargeCap Portfolio, the Board noted that the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Growth and Income Portfolio

In evaluating the investment performance of ING Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one-year, three-year and five-year periods, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its benchmark index for the year-to-date, one-year, three year and five-year periods but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the year-to-date, one-year, three-year and five-year periods and in the third quintile for the most recent calendar quarter. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Portfolio

In evaluating the investment performance of ING Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio outperformed its benchmark index for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the three-year and five-year periods, in the third quintile for the most recent calendar quarter and one-year period and in the fourth quintile for the year-to-date period. The Board concluded that the performance of the Portfolio is satisfactory over the long-term.

In assessing the reasonableness of the management fee and expense ratio for ING Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Intermediate Bond Portfolio

In evaluating the investment performance of ING Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter and year-to-date periods but underperformed for the one-year, three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, in the fourth quintile for the year-to-date and five-year periods and in the fifth quintile for the one-year and three-year periods. The Board noted that in July 2008 the Sub-Adviser implemented a realignment of its fixed income portfolio management and research team in an effort to maximize fixed income research capabilities to better position the Portfolio for investment opportunities. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager to the Portfolio in January 2009 and that under the direction of the new portfolio manager the Sub-Adviser has significantly reduced the amount of risk in the Portfolio, while also achieving recent improvements in performance. The Board concluded that appropriate actions are being taken to improve the performance of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Money Market Portfolio

In evaluating the investment performance of ING Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for the three-year and five-year periods and in the second quintile for the most recent calendar quarter, year-to-date and one-year periods. In assessing the performance of the Portfolio, the Board noted that in response to the extreme volatility throughout 2009 the Sub-Adviser voluntarily chose to reduce the level of risk in the Portfolio by investing primarily in highly liquid instruments of short duration of high quality issuers that have received direct central government support or guarantees and securities that are the subject of liquidity programs of the Federal Reserve or the U.S. Treasury. The Board also noted that throughout 2009 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Portfolio to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Money Market Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. The Board also noted that during 2009 the Adviser and its affiliates provided credit support with respect to certain impaired securities held by the Portfolio, which minimized deviations between the Portfolio's market-based and amortized cost-based net asset value per share during tumultuous market conditions.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-ACAPAPALL  (1209-021710)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $39,723 for year ended December 31, 2009 and $53,665 for year ended December 31, 2008.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for year ended December 31, 2009 and $2,150 for year ended December 31, 2008.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,000 in the year ended December 31, 2009 and $11,413 in the year ended December 31, 2008.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)               Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

5

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 10, 2008

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services — See Appendix C for tax services associated with fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,200 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $2,000 per course

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	Ö		As presented to Audit Committee(2)
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

(2)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	Ö		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:    2009

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

13

(e) (2)     Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,106,219 for year ended December 31, 2009 and $1,826,535 for year ended December 31, 2008.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

14

Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Intermediate Bond Portfolio

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 4, 2010

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